UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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AON PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AON PLC

(a public limited company having its registered office at 8 Devonshire Square, London EC2M 4PL, United Kingdom and incorporated in England and Wales with company number 7876075)

NOTICE OF 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Holders of Ordinary Shares of Aon plc:

The 2015 annual general meeting (the "Annual Meeting") of shareholders of Aon plc (the "Company") will be held on Wednesday, June 17, 2015, at 8:00 a.m. (British Summer Time), at the offices of Freshfields Bruckhaus Deringer LLP, 65 Fleet Street, London EC4Y 1HS, United Kingdom. At the Annual meeting, you will be asked to consider and vote on resolutions 1 to 22 below.

Certain of the proposals shareholders of the Company will be asked to consider may not be familiar to them because, unlike many companies with shares traded on the New York Stock Exchange, we are incorporated under the laws of England and Wales and subject to the U.K. Companies Act 2006 (the "Act"). The Act obligates us to propose certain matters to shareholders for approval that would generally not be subject to periodic approval by shareholders of companies incorporated in the United States but would be considered routine items for approval by shareholders of companies organized in the United Kingdom. Each of these proposals is described more fully below.

Proposal 1—Ordinary resolutions to elect directors of the Company:

    1.
    To re-elect Lester B. Knight as a director of the Company.

    2.
    To re-elect Gregory C. Case as a director of the Company.

    3.
    To re-elect Fulvio Conti as a director of the Company.

    4.
    To re-elect Cheryl A. Francis as a director of the Company.

    5.
    To re-elect James W. Leng as a director of the Company.

    6.
    To re-elect J. Michael Losh as a director of the Company.

    7.
    To re-elect Robert S. Morrison as a director of the Company.

    8.
    To re-elect Richard B. Myers as a director of the Company.

    9.
    To re-elect Richard C. Notebaert as a director of the Company.

    10.
    To re-elect Gloria Santona as a director of the Company.

    11.
    To re-elect Carolyn Y. Woo as a director of the Company.

Proposal 2—Ordinary resolution regarding the Company's annual report and accounts:

    12.
    To receive the Company's annual report and accounts for the year ended December 31, 2014, together with the reports of the directors and auditors thereon.

Proposal 3—Ordinary resolution regarding ratification of independent registered public accounting firm:

    13.
    To ratify the appointment of Ernst & Young LLP ("Ernst & Young US") as the Company's independent registered public accounting firm for the year ending December 31, 2015.

Proposal 4—Ordinary resolution to re-appoint Ernst & Young LLP as our U.K. statutory auditor:

    14.
    To re-appoint Ernst & Young LLP ("Ernst & Young UK") as the Company's U.K. statutory auditor under the Act to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company.

Proposal 5—Ordinary resolution regarding our U.K. statutory auditor's remuneration:

    15.
    To authorize the directors to determine the remuneration of Ernst & Young UK, in its capacity as the Company's U.K. statutory auditor.

Proposal 6—Advisory resolution (to be proposed as an ordinary resolution) on executive compensation:

    16.
    To approve, on an advisory basis, the compensation of the Company's named executive officers as described in the Company's proxy statement dated April     , 2015 under the section titled "Executive Compensation," including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in such proxy statement.

Proposal 7—Advisory resolution (to be proposed as an ordinary resolution) on the directors' remuneration report:

    17.
    To approve, on an advisory basis, the directors' remuneration contained within the Company's annual report and accounts for the year ended December 31, 2014.

Proposal 8—Ordinary resolution regarding form of share repurchase contracts and repurchase counterparties:

    18.
    To approve certain form contracts for use in effecting purchases of shares pursuant to the Company's share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions.

Proposal 9—Ordinary resolution regarding the allotment of shares:

    19.
    To authorize the directors, in accordance with section 551 of the Act, to exercise all powers of the Company to allot shares or grant rights to subscribe for or covert any security into shares in the Company.

Proposal 10—Special resolution regarding the disapplication of preemptive rights on the allotment of shares:

    20.
    To authorize the directors, in accordance with section 570 of the Act, to allot equity securities for cash without the rights of preemption provided by Section 561 of the Act.

Proposal 11—Ordinary resolution to authorize political donations and political expenditures:

    21.
    To authorize the Company and its subsidiaries, in accordance with sections 366 and 367 of the Act, to make political donations and expenditures.

Proposal 12—Other business:

    22.
    To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Proposals 2, 4, 5, 7, 8, 9, 10 and 11 are items required to be approved by shareholders periodically under the Act and generally do not have an analog requirement under United States law. Proposals 9, 10 and 11 are being put to our shareholders for the first time since the Company became the ultimate parent company of the Aon group. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies organized in the United Kingdom, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.

OUR BOARD OF DIRECTORS CONSIDERS THAT ALL THE RESOLUTIONS TO BE PUT TO THE MEETING ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A WHOLE. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH RESOLUTION.

In accordance with our articles of association (the "Articles"), all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. All resolutions other than proposal 10 will be proposed as ordinary resolutions, which under applicable law means that such resolutions must be passed by a simple majority of the total voting rights of members who vote on such resolution, whether in person or by proxy. The resolution included in proposal 10 will be proposed as a special resolution, which under applicable law means that such resolution must be passed by at least 75% of the total voting rights of members who vote on such resolution, whether in person or by proxy. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.

Only shareholders of record of Class A Ordinary Shares at the close of business in New York on April 22, 2015 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of the shareholders entitled to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, in accordance with the Articles, both at the Annual Meeting and during normal business hours at our registered office and corporate offices for ten days prior to the Annual Meeting.

In accordance with provisions of the Act and in accordance with our Articles, a shareholder of record is entitled to appoint another person as his or her proxy to exercise all or any of his or her rights to attend and to speak and vote at the Annual Meeting and to appoint more than one proxy in relation to the Annual Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares). Such proxy need not be a shareholder of record. When you vote by telephone, through the Internet or by returning a completed proxy card, this proxy will be given to the officers of the Company.

Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), we provide access to our proxy materials through the Internet. As a result, on or before April     , 2015, a Notice of Internet Availability of Proxy Materials will be mailed to shareholders as of the close of business on April 22, 2015 who are not included on our share register or who have not previously requested paper copies of the proxy materials. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders will be able to access the proxy materials on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials and in the proxy statement. These proxy materials will be available free of charge.

The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on the Company's website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

By Order of the Board of Directors,
Peter Lieb Company Secretary

The Company's registered office is at 8 Devonshire Square, London EC2M 4PL, United Kingdom.

April     , 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Wednesday, June 17, 2015. Our Proxy Statement for the Annual Meeting, the Annual Report to Shareholders for the fiscal year ended December 31, 2014 and the annual report and accounts for the year ended December 31, 2014 are available at http://www.envisionreports.com/AON if you are a shareholder of record, and at http://www.edocumentview.com/AON if you are a beneficial owner.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible by telephone, through the Internet or by requesting a paper proxy card to complete, sign and return by mail. Please see the paragraph titled "How do I vote?" in the accompanying proxy statement for details of the deadlines for when your vote(s) must be submitted.

Notice of 2015 Annual General Meeting of Shareholders
1	Proxy Statement—Annual General Meeting of Shareholders—Wednesday, June 17, 2015
1	Information About this Proxy Statement and the 2015 Annual General Meeting
2	Questions and Answers About the 2015 Annual General Meeting and Voting
7	Principal Holders of Voting Securities
8	Proposal 1—Resolutions Regarding the Election of Directors
15	Security Ownership of Directors and Executive Officers
16	Corporate Governance
21	Board of Directors and Committees
26	Report of the Audit Committee
27	Proposal 2—Resolution to Receive the Company's Annual Report and Accounts
28	Proposal 3—Resolution Regarding the Ratification of Appointment of Independent Registered Public Accounting Firm
28	Proposal 4—Resolution Re-Appointing Ernst & Young UK as the Company's U.K. Statutory Auditors Under the Act
28	Proposal 5—Resolution to Authorize the Board of Directors to Determine the Company's U.K. Statutory Auditor's Remuneration
29	Compensation Committee Report
30	Compensation Discussion and Analysis
46	Executive Compensation
76	Proposal 6—Advisory Resolution on Executive Compensation
77	Proposal 7—Advisory Resolution on Directors' Remuneration Report
78	Proposal 8—Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties
80	Proposal 9—Resolution to Authorize the Board to Allot Equity Securities
82	Proposal 10—Special Resolution to Authorize the Board to Allot Equity Securities Without Preemptive Rights
84	Proposal 11—Resolution to Authorize the Company and Its Subsidiaries to Make Political Donations and Expenditures
86	Equity Compensation Plan Information
88	Certain Relationships and Related Transactions
88	Shareholders' Requests under Section 527 of the Act
88	Section 16(a) Beneficial Ownership Reporting Compliance
88	Shareholder Proposals for 2015 Annual General Meeting
89	Incorporation by Reference
89	Other Matters

Aon plc
8 Devonshire Square
London EC2M 4PL
United Kingdom

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS—WEDNESDAY, JUNE 17, 2015

INFORMATION ABOUT THIS PROXY STATEMENT AND THE 2015 ANNUAL GENERAL MEETING

The Board of Directors of Aon plc ("Aon" or the "Company") is soliciting your proxy to vote at the 2015 annual general meeting of shareholders (the "Annual Meeting") to be held at the offices of Freshfields Bruckhaus Deringer LLP, 65 Fleet Street, London EC4Y 1HS, United Kingdom, at 8:00 a.m. (British Summer Time), on Wednesday, June 17, 2015, and at any adjournment or postponement thereof.

On or about April     , 2015, we began mailing to our shareholders of record this proxy statement, the accompanying proxy card, our Annual Report to Shareholders and our U.K. annual report and accounts. As permitted by the rules of the Securities and Exchange Commission (the "SEC"), we are also making our proxy materials, including the Notice of 2015 Annual General Meeting, this proxy statement and the accompanying proxy card, our Annual Report to Shareholders and our U.K. annual report and accounts (collectively, the "proxy materials") available to all shareholders electronically via the Internet. Beneficial owners may have received a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") containing instructions on how to access our proxy materials and vote online. If you received a Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you have previously made a permanent election to receive these materials in hard copy. Instead, the Notice of Internet Availability instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

On April 2, 2012, we completed the reorganization of the corporate structure of the group of companies controlled by our predecessor as holding company of the Aon group, Aon Corporation, pursuant to which Aon Corporation merged with one of its indirect, wholly owned subsidiaries and Aon plc became the publicly-held parent company of the Aon group. References in this proxy statement to the actions of "the Company," "us," "we" or "Aon" (or its board of directors, committees of its board of directors, or any of its directors and/or officers) or any similar references relating to periods before the date of completion of the redomestication should be construed as references to the actions of Aon Corporation (or, where appropriate, its board of directors, committees of its board of directors or its directors and/or officers), being the previous parent company of the Aon group.

Aon's Annual Report to Shareholders, which contains Aon's Annual Report on Form 10-K, including consolidated financial statements for the year ended December 31, 2014 but excluding exhibits, and Aon's U.K. annual report and accounts accompany this proxy statement. Requests for copies of exhibits to Aon's Annual Report on Form 10-K should be submitted to the Office of the Company Secretary, Aon plc, 8 Devonshire Square, London EC2M 4PL, United Kingdom. Exhibits will be furnished upon payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits). Aon's Annual Report on Form 10-K, including exhibits, and Aon's U.K. annual accounts and directors' remuneration reports are also available free of charge through our website (http://www.aon.com).

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL GENERAL MEETING AND VOTING

Why did I receive these proxy materials?

We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail to comply with our obligations under the Act in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof.

The Notice of Internet Availability and proxy materials were first mailed to shareholders on or about April     , 2015 to shareholders as of April 22, 2015, which we refer to as the "record date."

What matters will be presented for consideration at the Annual Meeting?

Action will be taken at the Annual Meeting with respect to the following proposals, each of which is described more fully below:

  1.    The re-election, by way of separate ordinary resolutions, of the eleven nominees named in this proxy statement to serve as directors of the Company until our 2016 annual general meeting of shareholders.

  2.    The receipt of our annual report and accounts, together with the reports of the directors and the U.K. statutory auditor, Ernst & Young UK, for the financial year ended December 31, 2014 (the "Annual Report").

  3.    The ratification of the appointment of Ernst & Young US as our independent registered public accounting firm for the year ending December 31, 2015.

  4.    The re-appointment of Ernst & Young UK as our U.K. statutory auditor under the Act, to hold office from the conclusion of this meeting until the conclusion of the next annual general meeting at which accounts are laid before the Company.

  5.    The authorization of the directors to determine the remuneration of Ernst & Young UK as the Company's U.K. statutory auditor.

  6.    An advisory resolution (proposed as an ordinary resolution) on executive compensation.

  7.    An advisory resolution (proposed as an ordinary resolution) on the directors' remuneration report contained within the Company's annual report and accounts for the year ended December 31, 2014.

  8.    The approval of the form of certain share repurchase contracts to be used in the Company's share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions.

  9.    The authorization of our directors to exercise all powers of the Company to allot shares or grant rights to subscribe for or covert any security into shares in the Company.

  10.    The authorization of our directors to allot equity securities of the Company free of preemptive rights set forth the Act.

  11.    The authorization of the Company and its subsidiaries to make political donations and expenditures in an amount not to exceed the identified amounts.

  12.    Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Proposals 2, 4, 5, 7, 8, 9, 10 and 11 are items required to be approved by shareholders periodically under the Act and generally do not have an analog requirement under United States law. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.

Will any other matters be decided at the Annual Meeting?

At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement. If any other matters are, in accordance with applicable law or the Company's articles of association (the "Articles"), properly presented for consideration at the Annual Meeting, such matters will, subject to the Articles and applicable law, be considered at the Annual Meeting and

PROXY STATEMENT

the individuals named in the proxy card will vote on such matters in their discretion.

Who is entitled to vote at the Annual Meeting?

Holders of our Class A Ordinary Shares, nominal value $0.01 per share (the "Ordinary Shares"), as of the close of business in New York on April 22, 2015, are entitled to vote at the Annual Meeting. As of that date, being the last practicable date prior to the publication of this Proxy Statement, there were            Ordinary Shares outstanding and entitled to vote and 125,000 Class B Ordinary Shares nominal value £0.40 outstanding, none of which are entitled to vote. Unless disenfranchised under applicable law and/or the Articles, each Ordinary Share is entitled to one vote on each matter properly brought before the Annual Meeting. Therefore, the total voting rights in the Company as at April 22, 2015 are            Ordinary Shares.

What is the difference between holding Ordinary Shares as a shareholder of record and as a beneficial owner?

If you are registered on the register of members of the Company in respect of Ordinary Shares, you are considered, with respect to those Ordinary Shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company.

If your Ordinary Shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials or the Notice of Internet Availability are being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card or Notice of Internet Availability.

How do I vote?

If you are a shareholder of record, you may appoint a proxy to vote on your behalf using any of the following methods:

•
By telephone using the toll-free telephone number shown on the proxy card or the Notice of Internet Availability;

•
Through the Internet as instructed on the proxy card or the Notice of Internet Availability;

•
If you received proxy materials by mail or if you request a paper proxy card by telephone or through the Internet, you may elect to vote by mail by completing and signing the proxy card and returning it in the prepaid envelope provided; or

•
By written ballot at the Annual Meeting.

Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone or through the Internet, such instructions must be received by 5:00 p.m., London time/12:00 noon, New York time, on Tuesday, June 16, 2015, the day before the Annual Meeting. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted as follows:

•
FOR the re-election of all nominees for director named in this proxy statement (in each case, to be approved by way of a separate ordinary resolution);

•
FOR the receipt of the annual report and accounts, including the auditor's report contained therein, by way of ordinary resolution;

•
FOR the ratification of the appointment of Ernst & Young US as our independent registered public accounting firm for the year ending December 31, 2015 by way of ordinary resolution;

•
FOR the re-appointment of Ernst & Young UK as our U.K. statutory auditor by way of ordinary resolution;

•
FOR authorizing the board to determine remuneration of Ernst & Young UK by way of ordinary resolution;

PROXY STATEMENT

•
FOR advisory approval of the compensation of our named executive officers by way of ordinary resolution;

•
FOR advisory approval of the directors' remuneration report by way of ordinary resolution;

•
FOR the approval of the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases by way of ordinary resolution;

•
FOR the authorization of our directors to exercise all powers of the Company to allot shares or grant rights to subscribe for or covert any security into shares in the Company;

•
FOR the authorization of our directors to allot equity securities of the Company free of preemptive rights set forth the Act;

•
FOR authorization of the Company and its subsidiaries to make political donations or expenditures in an amount not to exceed the identified amounts; and

•
otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee. If you hold shares through the Aon Savings Plan, the Company Share Save Plan or the dividend reinvestment plan, the plan trustees will vote according to the instructions received from you provided that your instructions are received by 5:00 p.m., New York time, on Friday, June 12, 2015.

We will distribute written ballots to anyone who wants to vote in person at the Annual Meeting. If you are a beneficial owner, you should obtain a legal proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting (see the section titled "Who can attend the Annual Meeting?" below).

What should I do if I receive more than one Notice of Internet Availability of proxy materials or proxy card?

If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple Notices of Internet Availability or multiple proxy cards. It is necessary for you to fill in, sign and return all of the proxy cards included in the proxy materials that you receive or for you to follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability that you receive in order to vote all of the shares you own.

How is a quorum determined?

The presence of the holders of shares in the Company who together represent at least the majority of the voting rights of all of the shareholders entitled to vote, present in person or by proxy, at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

What is a broker non-vote?

If you own your Ordinary Shares through a broker, bank or other nominee, and do not provide the organization that holds your Ordinary Shares with specific voting instructions, pursuant to the rules of the New York Stock Exchange, the bank, broker or other nominee is generally permitted to vote your Ordinary Shares at its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank or other nominee is not permitted to vote your Ordinary Shares for you. If the broker, bank or other nominee that holds your Ordinary Shares does not receive voting instructions from you on how to vote your Ordinary Shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your Ordinary Shares. A broker non-vote occurs when a broker, bank or other nominee holding Ordinary Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.

PROXY STATEMENT

What proposals are considered "routine" or "non-routine"?

Proposals 2, 3, 4 and 5 (the receipt of Aon's annual report and accounts, ratification of the appointment of Ernst & Young US as Aon's independent registered public accounting firm for 2015, appointment of Ernst & Young UK as our statutory auditor and authorizing our Board of Directors to determine auditor remuneration) are each considered a routine matter under the rules of the New York Stock Exchange (the "NYSE"). A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 2, 3, 4 or 5.

Proposals 1, 6, 7, 8, 9, 10 and 11 (the re-election of directors by way of separate ordinary resolutions, the advisory vote on executive compensation, the advisory vote on the directors' remuneration report, the approval of the form of share repurchase contracts and repurchase counterparties, the authorization of our directors to allot shares, the authorization of our directors to allot shares free from preemption rights and the authorization of the Company to make political donations and expenditures) are matters considered non-routine under the rules of the NYSE. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 6, 7, 8, 9, 10 and 11.

What are the voting requirements to elect directors and approve each of the other resolutions?

The re-election of each of the eleven nominees for director will be decided by ordinary resolution, which means that the nominee will be re-elected if a majority of the votes are cast in favor of the nominee's election. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for director. If the number of votes cast against an incumbent nominee exceeds the number of votes cast for the nominee, the Governance Guidelines adopted by our Board (the "Governance Guidelines") provide that the nominee must immediately offer to tender his or her resignation, and the Board, through a process managed by the Governance/Nominating Committee, will determine whether to accept or reject the resignation, or take other action.

The resolutions proposed in Proposals 2 through 9 and Proposal 11 will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favor of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds the number of votes cast for the resolution, the resolution will not be passed. With respect to Proposal 2 (regarding the receipt of the Company's annual report and accounts) and the non-binding advisory resolutions in Proposal 6 (regarding the compensation of our named executive officers) and Proposal 7 (regarding the directors' remuneration report), the results of the vote will not legally require the Board of Directors or any committee thereof to take any action (or refrain from taking any action). Nevertheless, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes and other communications and the Board of Directors will carefully consider the outcome of the advisory votes.

The resolution proposed in Proposal 10 will be proposed as a special resolution, which means that, assuming a quorum is present, this resolution must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favor of the resolution, the resolution will not be passed.

Can I change my vote?

If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

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Entering a later-dated vote by telephone or through the Internet;

•
Delivering a valid, later-dated proxy card;

•
Sending written notice to the Office of the Company Secretary of Aon; or

•
Voting by ballot in person at the Annual Meeting.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may

PROXY STATEMENT

also vote in person at the Annual Meeting if you obtain a legal proxy as described above under "How do I vote?"

All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the Annual Meeting. Attending the Annual Meeting without taking further action will not automatically revoke your prior telephone or Internet vote or your proxy.

Will the Annual Meeting be webcast?

You may listen to (but not participate in) the Annual Meeting on the World Wide Web by logging on to our website at www.aon.com and following the on-screen instructions. We have included our website address in this proxy statement for reference purposes only. The information contained on our website is not incorporated by reference into this proxy statement.

Who can attend the Annual Meeting?

Shareholders as of the close of business in New York on April 22, 2015, which is the record date for voting, may attend the Annual Meeting. If you are a shareholder of record, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in "street name," you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on April 22, 2015, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your Ordinary Shares are registered and obtain a legal proxy to bring to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Who will pay the costs of this proxy solicitation?

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers or employees of Aon and our subsidiaries telephonically, electronically or by other means of communication. Directors, officers and employees of Aon and our subsidiaries will receive no additional compensation for such solicitation. We will also reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

Who will count the vote?

Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote and serve as inspectors of election.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which Aon is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on the Company's website (www.aon.com) as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

Where can I obtain directions to the Annual Meeting?

For directions to the Annual Meeting, please contact Aon at +1 (312) 381-1000 (in the United States) or +44 20 7623 5500 (in the United Kingdom).

PROXY STATEMENT

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of April 7, 2015, the beneficial owners of 5% or more of our Ordinary Shares entitled to vote at the Annual Meeting and known to us were:

Name and Address of Beneficial Owner	Number of Class A Ordinary Shares		Percent of Class(1)

BlackRock, Inc 55 East 52nd Street New York, NY 10022	15,438,567	(2)	5.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	15,099,363	(3)	5.3%
State Street Corporation One Lincoln Street Boston, MA 02111	15,125,282	(4)	5.3%
Eagle Capital Management, LLC 499 Park Avenue 17th Floor New York, NY 10022 United States	14,520,034	(5)	5.1%

(1)
As of April 7, 2015, we had 281,763,842 Ordinary Shares outstanding.

(2)
Based upon information contained in a Schedule 13G/A filed with the SEC on February 9, 2015 pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). BlackRock, Inc. is a parent holding company and has: (a) sole voting power as to 13,046,033 Ordinary Shares; (b) shared voting power as to no Ordinary Shares; (c) sole dispositive power as to 15,438,567 Ordinary Shares; (d) shared dispositive power as to no Ordinary Shares.

(3)
Based upon information contained in a Schedule 13G filed with the SEC on February 11, 2015 pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Vanguard Group is a registered investment advisor and has (a) sole voting power as to 488,924 Ordinary Shares; (b) shared voting power as to no Ordinary Shares; (c) sole dispositive power as to 14,630,625 Ordinary Shares; (d) shared dispositive power as to 468,738 Ordinary Shares.

(4)
Based upon information contained in a Schedule 13G filed with the SEC on February 12, 2015 pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). State Street Corporation is a parent holding company and has: (a) sole voting power as to no Ordinary Shares; (b) shared voting power as to 15,125,282 Ordinary Shares; (c) sole dispositive power as to no Ordinary Shares; (d) shared dispositive power as to 15,125,282 Ordinary Shares.

(5)
Based upon information contained in a Schedule 13G filed with the SEC on February 17, 2015 pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Eagle Capital Management LLC is a registered investment adviser and has: (a) sole voting power as to 12,454,141 Ordinary Shares; (b) shared voting power as to no Ordinary Shares; (c) sole dispositive power as to 14,520,034 Ordinary Shares; and (d) shared dispositive power as to no Ordinary Shares.

PROXY STATEMENT

PROPOSAL 1—RESOLUTIONS REGARDING THE ELECTION OF DIRECTORS

All of the eleven current members of our Board of Directors (the "Board") are standing for re-election at the Annual Meeting. The Governance/Nominating Committee recommended to the full Board that each director be nominated to serve for an additional term. With respect to Mr. Case, his employment agreement provides that he will be nominated for election as a director at each annual meeting of shareholders during the period of his employment. All nominees for director have consented to be named and have agreed to serve as directors, if re-elected. We have no reason to believe that any of the nominees will not be available to serve as a director. However, if any nominee should become unavailable to serve for any reason, the proxies will be voted for such substitute nominees as may be designated by the Board.

The term of each director expires at the next annual general meeting of shareholders, and each director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. Consistent with the terms of the Articles, the Board currently is authorized to have up to twenty-one members and the number of directors was most recently set by the Board at eleven. Proxies cannot be voted for a greater number of directors than the eleven nominees as identified in this Proxy Statement.

Each of the eleven nominees for director will be elected by the vote of a majority of the votes cast with respect to such nominee, which means that the number of votes cast for a nominee must exceed the number of votes cast against that nominee. A shareholder may: (i) vote for the election of a nominee; (ii) vote against the election of a nominee; or (iii) abstain from voting for a nominee.

Unless a proxy contains instructions to the contrary, it is assumed that the proxies will be voted FOR the re-election of each of the eleven nominees for director named on the following pages.

Aon values a number of attributes and criteria when identifying nominees to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities and are able to work collaboratively to make contributions to the Board and management.

Set forth on the following pages is biographical and other background information concerning each nominee for director. This information includes each nominee's principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board's conclusion that each nominee should serve as a director. Ages shown for all directors are as of April 30, 2015. In addition, set forth below is the period during which each nominee has served as a director of Aon, including service as a director of Aon plc's predecessor, Aon Corporation. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

PROXY STATEMENT

Lester B. Knight	Gregory C. Case
Director since 1999 Age: 56	Director since 2005 Age: 52

Mr. Knight is a Founding Partner of RoundTable Healthcare Partners and the former Vice Chairman and director of Cardinal Health, Inc., a diversified healthcare service company. Mr. Knight was Chairman of the Board and Chief Executive Officer of Allegiance Corporation from 1996 until February 1999, and had been with Baxter International, Inc. from 1981 until 1996 where he served as Corporate Vice President from 1990, Executive Vice President from 1992, and as a director from 1995. Mr. Knight became Chairman of the Board of Directors of Aon in August 2008. He is a director of NorthShore University HealthSystem and Junior Achievement of Chicago, a Trustee of Northwestern University and a member of the Civic Committee of The Commercial Club of Chicago. Mr. Knight serves as Chairman of the Executive Committee and Chairman of the Governance/Nominating Committee of our Board.
Mr. Case was elected President, Chief Executive Officer and director of Aon on April 4, 2005. Prior to joining Aon, Mr. Case was with McKinsey & Company, the international management consulting firm, for 17 years, most recently serving as head of the Financial Services Practice. He previously was responsible for McKinsey's Global Insurance Practice, and was a member of McKinsey's governing Shareholders' Committee. Prior to joining McKinsey, Mr. Case was with the investment banking firm of Piper, Jaffray and Hopwood and the Federal Reserve Bank of Kansas City. Mr. Case is a director of Discover Financial Services. He serves as a member of the Executive Committee of our Board.

Specific experience, qualifications, attributes, and skills	Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Knight should continue to serve as a director of Aon due to his experience as the founder of a private equity firm focused on investing in the healthcare industry, his executive background at several leading healthcare companies and his financial and investment experience. Mr. Knight's career in positions of executive and management leadership provides the Board and the Company with management expertise and experience in oversight.
The Board concluded that Mr. Case should continue to serve as a director of Aon due to his role as President and Chief Executive Officer of Aon, including his day-to-day leadership and intimate knowledge of Aon's business and operations, and his background as a management consultant, including in the global insurance and financial services areas.

PROXY STATEMENT

Fulvio Conti	Cheryl A. Francis
Director since 2008 Age: 67	Director since 2010 Age: 61

Mr. Conti most recently served as Chief Executive Officer and General Manager of Enel SpA, Italy's largest power company, a position he had held from May 2005 to May 2014. From 1999 until his appointment as CEO and General Manager, he served as Chief Financial Officer of Enel. Mr. Conti has a financial career spanning over 40 years, and has held the role of Chief Financial Officer for various private and government-owned entities in Italy and other countries. Mr. Conti served as a director of the National Academy of Santa Cecilia for many years and stepped down from his position in March 2014. In May 2009, he was appointed "Cavaliere del Lavoro" of the Italian Republic and in December of that year he became "Officier de la Légion d'Honneur" of the French Republic. In October 2011, Mr. Conti was appointed as a director of the Italian Institute of Technology. In March 2012, Mr. Conti was appointed as a director of RCS Mediagroup and in April 2012 he was appointed Vice President of Confindustria and remained in that role until May 2014 when he stepped down. Mr. Conti served as a non-executive director of Barclays PLC/Barclays Bank PLC from April 2006 through April 2014. He serves as the Chairman of the Finance Committee and as a member of the Executive Committee and Governance/Nominating Committee of our Board.
Ms. Francis served as Executive Vice President and Chief Financial Officer of R.R. Donnelley & Sons Co., a publicly-traded print media company, from 1995 until 2000. Since 2000, Ms. Francis has served as a business consultant and, since August 2008, as Co-Chairman of the Corporate Leadership Center. From 2002 until August 2008, she served as Vice Chairman of the Corporate Leadership Center. Prior to her role at R.R. Donnelley, Ms. Francis served on the management team of FMC Corporation and its subsidiary, FMC Gold, including serving as Chief Financial Officer of FMC Gold from 1987 through 1991, and Treasurer of FMC Corporation from 1993 through 1995. She was also an adjunct professor for the University of Chicago Graduate School of Business from 1991 through 1993. Ms. Francis currently serves as a director of HNI Corporation and Morningstar, Inc., and previously served as a director of Hewitt from 2002 until our acquisition of Hewitt on October 1, 2010. She serves as a member of the Finance Committee and Organization and Compensation Committee of our Board.

Specific experience, qualifications, attributes, and skills	Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Conti should continue to serve as a director of Aon due to his background as a chief executive officer and chief financial officer of a large international energy company, his familiarity with international business and finance activities, particularly in the European Union, and his global financial and management experience. In addition, Mr. Conti's background as a chief financial officer of a multinational utility provides a knowledgeable resource on matters relating to financial reporting and treasury.
The Board concluded that Ms. Francis should continue to serve as a director of Aon due to her background as a chief financial officer of a large publicly-traded company, which provides the Board with an increased level of financial literacy. In addition, her role as a Board member of other public companies provides valuable perspective on matters of risk oversight and executive management. Finally, her knowledge of the business conducted by Hewitt is particularly useful in matters affecting Aon Hewitt.

PROXY STATEMENT

James W. Leng	J. Michael Losh
Director since 2014 Age: 69	Director since 2003 Age: 68

Mr. Leng served as Chairman from 2012 to 2013, and as a director from 2010 to 2013, of HSBC Bank plc. From 2003 to 2008 he was Chairman of Corus Group plc, a global steel company sold to Tata Steel of India where he was also Deputy Chairman until July 2009. From 1995 to 2001, Mr. Leng served as Chief Executive of Laporte plc, a London-listed international specialty chemicals business. From 1984 to 1995, Mr. Leng served in a variety of roles with Low & Bonar plc, a packaging and performance materials company, most recently serving as Group Chief Executive from 1992 to 1995. Mr. Leng currently serves as Senior Independent Director of Genel Energy plc, an oil exploration and production company; as a director of Alstom SA, a power generation and transmission and rail infrastructure company; and as European Chairman of AEA Investors LP, a private equity firm. Mr. Leng has previously served as a non-executive director of a number of public and private companies, including TNK-BP (oil & gas), Pilkington plc (glass), Hanson plc (aggregates & building products), IMI plc (engineering) and JO Hambro Investment Management Ltd, and he has served as Lead Non-Executive Director at the United Kingdom Ministry of Justice. Mr. Leng also serves as Trustee of the Guyll-Leng Charitable Trust. Mr. Leng serves on the Audit Committee and the Compliance Sub-Committee of our Board.
From July 2004 to May 2005, Mr. Losh served as Interim Chief Financial Officer of Cardinal Health, Inc., a diversified healthcare service company. From 2000 until 2002, Mr. Losh served as non-executive Chairman of Metaldyne Corporation, a leading global designer and supplier of metal based components, assemblies and modules for transportation related powertrain and chassis applications. From 1994 until 2000, Mr. Losh served as Chief Financial Officer and Executive Vice President of General Motors Corporation. Mr. Losh spent 36 years in various capacities with General Motors, where he served as Chairman of GMAC, its financial services group, Group Vice President of North American Sales, Service and Marketing, and Vice President and General Manager of both its Oldsmobile Division and Pontiac Division. Mr. Losh currently serves as a director of Prologis, Inc., H.B. Fuller Corporation, Masco Corp. and TRW Automotive Corp. He previously served as a director of Cardinal Health, Inc. and CareFusion Corporation. Mr. Losh serves as Chairman of the Audit Committee and as a member of the Executive Committee, Finance Committee and the Governance/Nominating Committee of our Board.

Specific experience, qualifications, attributes, and skills	Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Leng should continue to serve as a director of Aon due to his experience as a senior executive officer and as a director of companies in a variety of industries throughout the world, which provides the Board with significant expertise in developing its global business. In addition, his experience as chairman and director of several multinational companies provides the Board with corporate governance, global management, financial and risk oversight expertise.
The Board concluded that Mr. Losh should continue to serve as a director of Aon due to his background as a chief financial officer of a large international automobile manufacturing company, which provides the Board with an increased level of financial literacy. In addition, his role as a board member of a variety of companies provides valuable perspective on matters of risk oversight and executive management. Mr. Losh's experience has also led the Board to determine that Mr. Losh is an "audit committee financial expert" as defined by the SEC.

PROXY STATEMENT

Robert S. Morrison	Richard B. Myers
Director since 2000 Age: 73	Director since 2006 Age: 73

Mr. Morrison retired as Vice Chairman of PepsiCo, Inc. in February 2003 after serving in that role since August 2001. From 1997 until the 2001 merger with PepsiCo, he led The Quaker Oats Company as Chairman, President and Chief Executive Officer. Previously, he served as Chairman and Chief Executive Officer of Kraft Foods, Inc., a division of Philip Morris Companies Inc., from 1994 until 1997. Mr. Morrison also served as Interim Chairman and Chief Executive Officer of 3M from June to December 2005 and served as a director until 2014. He serves as a director of Illinois Tool Works Inc., where he is the non-executive Chairman of the Board of Directors. He serves as a member of the Audit Committee and Organization and Compensation Committee of our Board.
General Myers served as the fifteenth Chairman of the Joint Chiefs of Staff from October 1, 2001 until his retirement on September 30, 2005. In this capacity, he was the highest ranking officer in the United States military, and served as the principal military advisor to the President, the Secretary of Defense and the National Security Council. Prior to becoming Chairman, General Myers served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. From August 1998 to February 2000, General Myers was Commander in Chief, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; and Department of Defense manager, space transportation system contingency support at Peterson Air Force Base, Colorado. Prior to assuming that position, he was Commander, Pacific Air Forces, Hickam Air Force Base, Hawaii, from July 1997 to July 1998. General Myers is a director of Deere & Company, Northrop Grumman Corporation and United Technologies Corporation. General Myers also serves as the Colin L. Powell Chair of National Security, Leadership, Character and Ethics at the National Defense University, the Chairman of the Board of Directors of the USO World Board of Governors, the Foundation Professor of Military History and Leadership at Kansas State University and a Chair of the Kansas State University Foundation Board. He serves as a member of the Audit Committee, the Compliance Sub-Committee and the Organization and Compensation Committee of our Board.

Specific experience, qualifications, attributes, and skills	Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Morrison should continue to serve as a director of Aon due to his role as a chairman, president and chief executive officer of a large international food and beverage company and his additional executive background at large consumer product companies, which provide the Board with global management, financial and risk oversight experience. This experience has also led the Board to determine that Mr. Morrison is an "audit committee financial expert" as defined by the SEC.
The Board concluded that General Myers should continue to serve as a director of Aon due to his background as the former Chairman of the Joint Chiefs of Staff, his strong leadership qualities and consensus building skills and his related management experience. In addition, General Myers' extensive experience and knowledge of global affairs provides the Board with an invaluable resource regarding conducting business in diverse geo-political environments.

PROXY STATEMENT

Richard C. Notebaert	Gloria Santona
Director since 1998 Age: 67	Director since 2004 Age: 64

From June 2002 until August 2007, Mr. Notebaert served as Chairman and Chief Executive Officer of Qwest Communications International Inc., a leading provider of broadband Internet based data, voice and image communications. He previously served as President and Chief Executive Officer of Tellabs, Inc., which designs and markets equipment to providers of telecommunications services worldwide, from August 2000 to June 2002 and as a director of Tellabs from April 2000 to June 2002. He served as Chairman of the Board and Chief Executive Officer of Ameritech Corporation, a full-service communications company, from April 1994 until December 1999. Mr. Notebaert first joined Ameritech Communications in 1983 and served in significant positions within the Ameritech organization before his election as Vice Chairman of Ameritech in January 1993, President and Chief Operating Officer in June 1993 and President and Chief Executive Officer in January 1994. Mr. Notebaert is a director of Cardinal Health, Inc. and American Electric Power and serves as Chairman of the Board of Trustees of the University of Notre Dame. He serves as Chairman of the Organization and Compensation Committee and as a member of the Executive Committee, Finance Committee and the Governance/Nominating Committee of our Board.
Ms. Santona is Executive Vice President, General Counsel and Secretary of McDonald's Corporation. Since joining McDonald's in 1977, Ms. Santona has held positions of increasing responsibility in the legal department, serving as U.S. General Counsel from December 1999 to June 2001 and corporate General Counsel since June 2001. She is a member of the American and Chicago Bar Associations. She is a former member of the Board of Directors of the American Society of Corporate Secretaries, the American Corporate Counsel Association and the Minority Corporate Counsel Association. She is also a member of the Board of Trustees of Rush University Medical Center, Board of Directors of The Chicago Network, and a former member of the Board of Trustees of the Chicago Zoological Society and the Chicago Symphony Orchestra. She serves as Chair of the Compliance Sub-Committee and as a member of the Audit Committee and Governance/Nominating Committee of our Board.

Specific experience, qualifications, attributes, and skills	Specific experience, qualifications, attributes, and skill

The Board concluded that Mr. Notebaert should continue to serve as a director of Aon due to his background as a chairman and chief executive officer of several large international communications companies, which provides the Board with substantial global management, financial and risk oversight experience. In addition, Mr. Notebaert's experience as a director of a variety of companies provides valuable perspective on matters of risk oversight and executive management.
The Board concluded that Ms. Santona should continue to serve as a director of Aon due to her background as an executive vice president, general counsel and secretary of a large international corporation and her related legal experience, which is particularly relevant to Aon in light of Aon's worldwide operations. Her experience also provides the Board with expertise in the area of regulatory compliance and risk management globally.

PROXY STATEMENT

Dr. Carolyn Y. Woo
Director since 1998 Age: 61

Dr. Woo is the President and Chief Executive Officer of Catholic Relief Services. From July 1997 to December 2011, Dr. Woo served as the dean of the Mendoza College of Business at the University of Notre Dame. Dr. Woo currently serves as a director of NiSource Industries, Inc. She serves as a member of the Audit Committee, Compliance Sub-Committee and the Organization and Compensation Committee of our Board.

Specific experience, qualifications, attributes, and skills

The Board concluded that Dr. Woo should continue to serve as a director of Aon due to her background as leader of a global relief organization which provides the Board with an invaluable resource regarding conducting business in diverse geo-political environments. In addition, her previous position as former dean of the business school of a large university provides leadership expertise and consensus building skills as well as relevant management and business experience.

PROXY STATEMENT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the number of Ordinary Shares beneficially owned as of April 7, 2015 by each of our nominees for director, by each of our named executive officers as set forth in the Summary Compensation Table for Fiscal Years 2014, 2013 and 2012 in this proxy statement, and by our directors, nominees and executive officers as a group. As used in this proxy statement, beneficially owned means a person has, or may have within 60 days, the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose or direct the disposition of a security). No shares held by our directors or executive officers are pledged as security.

Name	Aggregate Number of Ordinary Shares Beneficially Owned(1)	Percent of Class(2)
Lester B. Knight(3)	257,282	*
Gregory C. Case**(4)(5)	1,580,809	*
Fulvio Conti	22,379	*
Christa Davies**(4)	323,602	*
Cheryl A. Francis	18,274	*
James W. Leng	2,156	*
Peter Lieb**(4)	59,708	*
J. Michael Losh	33,169	*
Stephen P. McGill**(4)(6)	416,731	*
Robert S. Morrison	51,866	*
Richard B. Myers	19,478	*
Richard C. Notebaert(7)	51,887	*
Gloria Santona	29,178	*
Kristi A. Savacool**(4)	112,586	*
Carolyn Y. Woo	19,887	*
All directors, nominees and executive officers as a group (17 persons)(4)(7)	3,627,931	1.3%

(1)
The directors, nominees and named executive officers, and all directors, nominees and executive officers of Aon combined, have sole voting power and sole investment power over the Ordinary Shares listed, except as indicated in notes (3), (5) and (6).

(2)
An asterisk indicates that the percentage of Ordinary Shares beneficially owned by the named individual does not exceed one percent (1%) of our outstanding Ordinary Shares. As of April 7, 2015, we had 281,763,842 Ordinary Shares outstanding. Named executive officers are indicated in the table by a double asterisk.

(3)
Includes 257,282 Ordinary Shares that are beneficially owned by trusts and 50,000 Ordinary Shares that are beneficially owned by the Knight Family Partnership.

(4)
Includes the following number of Ordinary Shares that the respective named executive officers and the other executive officers who are not named executive officers have or will have the right to acquire pursuant to presently exercisable employee share options, or share options that will become exercisable or share awards that will become vested within 60 days following April 7, 2015: Gregory C. Case, no shares; Christa Davies, 100,000 shares; Peter Lieb, 25,000 shares; Stephen P. McGill, 27,500 shares; and Kristi A. Savacool, 45,826 shares; and the executive officers as a group, 198,326.

(5)
Includes 176,000 Ordinary Shares that are beneficially owned in trust.

(6)
Includes 150,000 Ordinary Shares that are beneficially owned by Mr. McGill's spouse.

(7)
Includes 17,041 Ordinary Shares that are beneficially owned in trust.

PROXY STATEMENT

CORPORATE GOVERNANCE

The Governance Guidelines of the Company provide the framework for our system of corporate governance together with the Committee charters and the Code of Business Conduct, which sets forth standards of conduct for employees, officers and directors. The Board provides oversight of Aon's overall performance, strategic direction, and executive management team performance. The Board also approves major initiatives and transactions and advises on key financial and business matters. The Board is kept apprised of Aon's progress on a regular basis through Board and Committee meetings, discussions with management, operating and financial reports provided by our Chief Executive Officer and Chief Financial Officer, and other material distributed to the directors throughout the year.

The Governance Guidelines require that Aon has a majority of directors who meet the categorical independence standards adopted by the Board, which must meet or exceed the independence requirements of the NYSE corporate governance standards. The Governance Guidelines further provide that each of the Audit, Governance/Nominating and Organization and Compensation Committees will be composed entirely of independent directors. The principal responsibilities of each Committee are described in this proxy statement in the section captioned "Board of Directors and Committees."

Director Independence

In accordance with the rules of the NYSE, the Board has adopted categorical independence standards, which either meet or exceed the independence requirements of the NYSE corporate governance standards, to provide assistance in the determination of director independence. The categorical standards are set forth below and provide that a director of Aon will not qualify as an independent director if:

    (i)
    The director is, or has been within the last three years, an employee of Aon, or an immediate family member of the director is, or has been within the last three years, an executive officer, of Aon;

    (ii)
    The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Aon, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

    (iii)
    (A) The director is a current partner or employee of a firm that is Aon's internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on Aon's audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Aon's audit within that time;

    (iv)
    The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Aon's present executive officers at the same time serves or served on that company's compensation committee;

    (v)
    The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Aon for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company's consolidated gross revenues; or

PROXY STATEMENT

    (vi)
    The director, or the spouse of a director, serves as an executive officer of a charitable organization to which Aon's charitable contributions in the last fiscal year, excluding those made under Aon's matching gift program, exceeded the greater of $1 million or 2% of such organization's consolidated gross revenues.

For purposes of the categorical standards, "immediate family member" is defined to include a director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director's home.

In connection with the determination of director independence, the Governance/Nominating Committee reviewed the categorical standards adopted by the Board together with other applicable legal requirements and the rules of the NYSE. The Committee also reviewed information compiled from the responses to questionnaires completed by each of our nominees for director, information derived from Aon's corporate and financial records, information available from public records, and information received from other relevant parties. Following this review, the Governance/Nominating Committee delivered a report to the full Board, and the Board made its determination of director independence.

As a result of this review, the Board affirmatively determined that each of the following nominees for director is independent under the categorical standards adopted by the Board and applicable legal requirements and the rules of the NYSE: Mr. Conti, Ms. Francis, Mr. Knight, Mr. Leng, Mr. Losh, Mr. Morrison, General Myers, Mr. Notebaert, Ms. Santona and Dr. Woo. Mr. Case is considered a management director because of his position as President and Chief Executive Officer of Aon.

In determining that each of the non-employee directors is independent, the Board also considered the following relationships that it deemed were immaterial to such director's independence.

With respect to Mr. Knight, Ms. Francis, Ms. Santona and Dr. Woo, the Board considered that, in the ordinary course of business, Aon has sold services to a company (or other entity) at which these directors is an executive officer, and in each case, the amount received from the entity in any of the previous three fiscal years was below the greater of $1 million or one percent (1%) of that entity's annual revenue. In addition, the amount received from the entity in any of the previous three fiscal years was below one percent (1%) of Aon's annual revenue.

With respect to Mr. Knight, Ms. Francis, Mr. Morrison, General Myers, Mr. Notebaert, Ms. Santona and Dr. Woo, the Board considered that Aon made charitable contributions in 2014 to organizations in which the director or a director's spouse was an officer, director or trustee.

With respect to Ms. Francis, the Board considered the relationship between Aon and a non-profit entity of which Ms. Francis serves as co-Chair, in connection with a program designed to promote the development and advance the careers of high-potential executives.

Majority Voting

Aon's Articles require that directors be elected by majority vote in uncontested elections. In a contested election, directors will be elected by plurality vote. In addition, the Governance Guidelines provide that any incumbent director who fails to receive a majority of the votes cast in an uncontested election (and who is not otherwise removed by ordinary resolution of the shareholders) must immediately offer to tender his or her resignation to the Board. The Board will then determine, through a process overseen by the Governance/ Nominating Committee, whether to accept the resignation, reject the resignation, or take other action. The Board will act on the recommendation of the Governance/Nominating Committee, and promptly disclose its decision and the rationale behind such decision in a Form 8-K filed with the SEC.

PROXY STATEMENT

Board Meetings

The Board met six times in 2014. All nominees for director who served as a director in 2014 attended at least seventy-five (75%) of the aggregate of the total meetings of the Board and all Committees of the Board on which they served.

Meetings of Non-Management Directors

In accordance with NYSE rules and the Governance Guidelines, non-management directors meet regularly in executive session without management. Lester B. Knight, Aon's Non-Executive Chairman, chairs these executive sessions.

Share Ownership Guidelines

The Board has adopted Share Ownership Guidelines for Non-Management Directors and Share Ownership Guidelines for Aon's senior executives. The Share Ownership Guidelines for Non-Management Directors require each non-management director to hold an investment position in Ordinary Shares equal to five times the annual director retainer. The Guidelines provide a transition period of five years for non-management directors to achieve the ownership guidelines level; provided, however that each new non-management director is expected to hold 1,000 Ordinary Shares within the first year of joining the Board or transitioning from a management director to a non-management director. The guidelines serve to increase our non-management directors' equity stakes in Aon and align our non-management directors' interests more closely with those of our shareholders. Information on the Share Ownership Guidelines for Aon's senior executives can be found under the heading "Share Ownership Guidelines" in the section captioned "Compensation Discussion and Analysis."

Hedging and Pledging Shares

The Board has adopted a policy prohibiting all executive officers and directors from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, and derivative transactions relating to our securities. The Board also has adopted a policy prohibiting our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.

Incentive Repayment Policy

The Board has adopted an Incentive Repayment Policy applicable to our executive officers. Pursuant to the Incentive Repayment Policy, the Board may cancel or require reimbursement of any incentive payments or equity-based awards received if the incentive payment or equity award was based on the achievement of financial results that are subsequently restated. If the Board determines that the executive officer engaged in fraud that caused or partially caused the need for the financial restatement, the incentive payment or equity-based award is required to be forfeited or reimbursed in full. If the restatement was not the result of fraud by the executive officer, the Board may, to the extent allowed under applicable law, require forfeiture or reimbursement of the amount the incentive payment or equity-based award exceeded the lower amount that would have been made based on the restated financial results.

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Attendance at Annual Meeting

The Governance Guidelines provide that directors are expected to attend the annual general meeting. All of our Board members serving at the time attended the annual general meeting of Aon plc held on June 24, 2014.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with the Board by contacting the non-management Directors of Aon plc, c/o Office of the Company Secretary, 8 Devonshire Square, London EC2M 4PL London, United Kingdom. Alternatively, shareholders and other interested parties may communicate with Aon's non-management directors via electronic mail to the following address: corporate.governance@aon.com.

The non-management directors have established procedures for handling communications from shareholders and other interested parties. Communications are distributed to the Chairman of the Governance/Nominating Committee, the full Board, the non-management directors or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Solicitations, spam, junk mail and mass mailings, resumes and other forms of job inquiries, business solicitations or advertisements and frivolous or inappropriate communications will not be forwarded, but will be made available to any non-management director upon request.

Code of Business Conduct

The Board has adopted a code of business conduct that applies to our directors, officers and employees. The Code of Business Conduct can be found on our web site at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/code-of-business-conduct.jsp and is available in print copy to any shareholder who makes a written request to the Office of the Company Secretary.

We intend to disclose future amendments to, or waivers from, certain provisions of both the Code of Business Conduct on our website promptly following the date of such amendment or waiver.

Board Leadership Structure and Role in Risk Oversight

Since 2005, the positions of Chief Executive Officer and Chairman of the Board have been held by separate individuals. Lester B. Knight has served as our Non-Executive Chairman of the Board since 2008. The position of Non-Executive Chairman is independent from Aon management. As Non-Executive Chairman, Mr. Knight sets the agendas for, and presides over, the Board meetings and also chairs executive sessions of the non-management directors. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure at this time, as it allows the Chief Executive Officer to focus on the management of Aon and the Chairman to ensure that the Board is focused on its oversight responsibilities, including independent oversight of Aon management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, and others, such as the impact of competition. Management is responsible for the day-to-day management of risks that Aon faces, while the Board, as a whole and through its Committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right "tone at the top" and full and open communication between management and the Board are essential for effective risk management and oversight. The Board regularly

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dedicates a portion of its meeting agenda to a review and discussion of enterprise risk management. In addition, senior management attends Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. The Board receives presentations from senior management on strategic matters involving our operations.

While the Board is ultimately responsible for risk oversight at Aon, Aon's Board Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Board has delegated to the Audit Committee through its charter the primary responsibility for the oversight of risks facing Aon. The charter provides that the Audit Committee will discuss guidelines and policies with respect to risk assessment and risk management and will discuss Aon's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also has general oversight responsibility for Aon's compliance with legal, regulatory and ethics requirements, which represent many of the most significant risks that Aon faces. The Audit Committee annually reviews legal, regulatory and ethics policies and programs, including Aon's Code of Business Conduct. In addition, the Audit Committee periodically reviews with Aon management any material correspondence with, or other action by, regulators or governmental agencies, and also periodically reviews with Aon's General Counsel legal matters that may have a material impact on Aon's financial statements or compliance policies. Aon's senior management periodically reviews with the Audit Committee the major risks facing Aon and the steps management has taken to monitor and mitigate those risks.

In light of the breadth and number of responsibilities that the Audit Committee must oversee, and the importance of the evaluation and management of risk related to Aon's compliance programs and policies, the Audit Committee formed the Compliance Sub-Committee, a standing subcommittee of the Audit Committee, to oversee Aon's implementation of compliance policies, programs and procedures that are designed to be responsive to the various compliance and regulatory risks facing Aon and to assist the Audit Committee in fulfilling its oversight responsibility for Aon's legal, regulatory and ethics policies and programs.

While the Board's primary oversight of risk is through the Audit Committee, the Board has delegated to other Committees the oversight of risks within their areas of responsibility and expertise. For example, the Organization and Compensation Committee reviews the risks associated with Aon's compensation practices, including an annual review of Aon's risk assessment of its compensation policies and practices for its employees. In the first quarter of 2015, the independent compensation consultant for that committee assessed our executive compensation policies and practices and concluded that they do not motivate imprudent risk taking.

The Finance Committee reviews significant financial exposures and contingent liabilities of Aon, including Aon's capital structure, its credit ratings and its cost of capital, long-term benefit obligations, treasury counterparty risk and Aon's use of or investment in financial products, including derivatives used to manage risk related to foreign currencies, commodities, and interest rates. In addition, the Finance Committee reviews proposed mergers, acquisitions and divestitures; monitors the financial performance of completed mergers and acquisitions; and oversees the financial, investment and actuarial policies and objectives of Aon's ERISA- qualified benefit plans, reviews the investment performance of those plans, and periodically reviews the investment performance of, and makes recommendations regarding investment guidelines for, non-U.S. benefit and retirement plans. The Finance Committee also reviews Aon's major insurance programs.

The Governance/Nominating Committee oversees the risks associated with Aon's overall governance and its succession planning process to confirm that Aon has a slate of future, qualified candidates for service on the Board.

The Board believes that its oversight of risks, primarily through delegation to the Audit Committee but also through delegation to other Committees to oversee specific risks within their areas of responsibility and expertise, and the sharing of information with the full Board, is appropriate for a company like Aon that serves clients through its risk solutions business, acting as an advisor and insurance and reinsurance broker, and human resources solutions business, partnering with organizations to solve their most complex benefits, talent and related financial challenges. The Chair of each committee that oversees risk provides a summary of the matters discussed with the Committee to the full Board following each Committee meeting. The minutes of each Committee meeting are also provided to all Board members.

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BOARD OF DIRECTORS AND COMMITTEES

The Board has appointed standing Committees, including Executive, Audit, Governance/Nominating, Finance and Organization and Compensation Committees. The Board has also established the Compliance Sub-Committee as a standing sub-committee of the Audit Committee. The charters of the Executive, Audit, Compliance, Governance/Nominating, Finance and Organization and Compensation Committees are available on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/board-committees-charters.jsp. The Governance Guidelines are also available on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/aon-corporation-governance-guidelines.jsp.

Membership on the Committees since the last annual general meeting in 2014 has been as follows:

Executive	Audit	Compliance	Finance	Governance/ Nominating	Organization and Compensation
Lester B. Knight(1) Gregory C. Case Fulvio Conti J. Michael Losh Richard C. Notebaert	J. Michael Losh(1) James W. Leng Robert S. Morrison Richard B. Myers Gloria Santona Carolyn Y. Woo	Gloria Santona(1) James W. Leng Richard B. Myers Carolyn Y. Woo	Fulvio Conti(1) Cheryl A. Francis Edgar D. Jannotta(2) J. Michael Losh Richard C. Notebaert(3)	Lester B. Knight(1) Fulvio Conti J. Michael Losh Richard C. Notebaert Gloria Santona	Richard C. Notebaert(1) Cheryl A. Francis Edgar D. Jannotta(2) Robert S. Morrison Richard B. Myers Carolyn Y. Woo

(1)
Chair.

(2)
Mr. Jannotta resigned from the Board and each committee on which he served on November 12, 2014.

(3)
Mr. Notebaert was appointed to the Finance Committee on November 14, 2014.

Executive Committee

When the Board is not in session, the Executive Committee is empowered to exercise the power and authority in the management of the business and affairs of Aon as would be exercised by the Board, subject to certain exceptions. The Executive Committee acted by unanimous written consent on four occasions in 2014.

Audit Committee

In 2014, the Audit Committee met nine times. The Board has determined that each of the members of the Audit Committee is independent as defined by the rules of the NYSE and under the Company's categorical independence standards. In addition, as required by the rules of the NYSE, the Board has determined that all of the Committee members are financially literate, and that each of J. Michael Losh, the Chairman of our Audit Committee, and Robert S. Morrison is an "audit committee financial expert" within the meaning of rules promulgated by the SEC.

The primary purposes of the Audit Committee are to assist the Board with the oversight of: (i) the integrity of Aon's financial statements and financial reporting process; (ii) Aon's compliance with legal and regulatory requirements and ethics programs established by management and the Board; (iii) the engagement of the independent auditor, and its qualifications, independence and performance; (iv) subject to the provisions of the Act, the appointment and performance of the U.K. statutory auditor as required under the Act; and (v) the performance of Aon's internal audit function. In discharging this role, the Audit Committee is authorized to retain outside counsel or other experts as it deems appropriate to carry out its duties and responsibilities.

The Board has considered Mr. Losh's service as a member of other audit committees, and determined that Mr. Losh's simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on our Audit Committee. In reaching this determination, the Board considered Mr. Losh's substantial experience and understanding of public company financial reporting, accounting principles and audit committee functions acquired

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throughout the course of his professional career, and his availability to devote time and attention to his service on the Audit Committee as he is not currently serving in an executive officer capacity for another company.

Additional information regarding the Audit Committee's responsibilities may be found in this proxy statement in the section captioned "Report of the Audit Committee."

Compliance Sub-Committee

The Compliance Sub-Committee is a standing sub-committee of the Audit Committee, which has general oversight responsibility for Aon's legal, regulatory and ethics policies and programs. The primary purposes of the Compliance Sub-Committee are to: (i) oversee Aon's implementation of compliance programs, policies and procedures that are designed to be responsive to the various compliance and regulatory risks facing Aon; and (ii) assist the Audit Committee in fulfilling its oversight responsibilities for Aon's compliance and ethics programs, policies and procedures. The Compliance Sub-Committee reports regularly to the Audit Committee regarding its activities. Each member of the Compliance Sub-Committee is independent as defined in the independence standards of the NYSE. The Compliance Sub-Committee met four times during 2014.

Finance Committee

The Finance Committee is responsible for assisting the Board with monitoring and overseeing Aon's balance sheet, including Aon's capital management strategy, capital structure, investments, returns and related policies. The Finance Committee also reviews certain proposed mergers, acquisitions and divestitures in accordance with policies established by the Board. In addition, the Finance Committee oversees the financial, investment and actuarial policies and objectives of Aon's ERISA-qualified benefit plans, and reviews the investment performance of non-U.S. benefit and retirement plans. The Finance Committee met five times during 2014.

Governance/Nominating Committee

The Governance/Nominating Committee identifies and recommends to the Board candidates for service on the Board, reviews and recommends the re-nomination of incumbent directors, reviews and recommends Committee appointments and leads the annual performance evaluation of the Board and its Committees. In addition, the Governance/Nominating Committee develops and recommends the Governance Guidelines to the Board, reviews related party transactions and periodically reviews compliance with share ownership guidelines. Each member of the Governance/Nominating Committee is independent as defined in the independence standards of the NYSE. The Governance/Nominating Committee met four times during 2014.

The Governance/Nominating Committee considers recommendations for director candidates from Aon's directors and executive officers. In addition, the Governance/Nominating Committee will consider shareholders' recommendations. Recommendations, together with the name and address of the shareholder making the recommendation, relevant biographical information regarding the proposed candidate, and a description of any arrangement or understanding between the shareholder and the proposed nominee, should be sent to our Company Secretary. Consistent with the Governance Guidelines, the Governance/Nominating Committee considers a number of criteria in evaluating director candidates, including professional background, expertise, reputation for integrity, business, finance and management experience, leadership capabilities and potential contributions to the Board and Aon's management. The Governance/Nominating Committee also considers whether a potential nominee would satisfy the categorical independence standards adopted by the Board consistent with the NYSE corporate governance standards.

The Board also values diversity as a factor in selecting nominees to serve on the Board, and believes that the diversity that exists in its composition provides significant benefits to the Board and Aon. Although there

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is no specific policy on diversity, the Governance/Nominating Committee considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Such considerations may include gender, race, national origin, functional background, executive or professional experience and international experience. The effectiveness of the nomination process, including the criteria used for selecting nominees for directors, is evaluated by the Board each year as part of its annual self-evaluation process and by the Governance/ Nominating Committee as it evaluates and identifies director candidates.

When a vacancy exists on the Board due to the expansion of the size of the Board or the resignation or retirement of an existing director, the Governance/Nominating Committee identifies and evaluates potential director nominees. The Governance/Nominating Committee has sole authority to retain and terminate any search firm to be used to identify director candidates and sole authority to approve such search firm's fees and other retention terms.

Candidates for director are evaluated using the criteria discussed above and the existing composition of the Board, including its size, structure, backgrounds and areas of expertise of existing directors and the number of independent and management directors. The Governance/Nominating Committee also considers the specific needs of the various Board committees. The Governance/Nominating Committee recommends potential director candidates to the full Board, which is responsible for final approval of any director candidate. This process is the same for director candidates who are recommended by our shareholders.

Recommendations for director candidates to stand for election at the 2016 annual general meeting must be submitted in writing to the Company Secretary of Aon, 8 Devonshire Square, London EC2M 4PL, United Kingdom. Recommendations will be forwarded to the Chairman of the Governance/Nominating Committee for review and consideration. For further information, see "Shareholder Proposals for 2016 Annual General Meeting" on page 88 of this proxy statement.

Organization and Compensation Committee

The Organization and Compensation Committee (the "Compensation Committee") assists the Board in carrying out its overall responsibilities with regard to executive compensation, including oversight of the determination and administration of Aon's compensation philosophy, policies, programs and plans for executive officers and non-management directors. The Compensation Committee annually reviews and determines the compensation of Aon's executive officers, including Aon's Chief Executive Officer subject to the input of the independent members of the Board. The Compensation Committee consults with the Chief Executive Officer on, and directly approves, the compensation of other executive officers, including special hiring and severance arrangements. The Compensation Committee administers the Amended and Restated Aon plc 2011 Incentive Plan (and its predecessor plans), including granting equity (other than awards to the Chief Executive Officer, which awards are approved by the independent members of the Board) and interpreting the plan, and has general administrative responsibility with respect to Aon's other U.S. employee benefit programs. In addition, the Compensation Committee reviews and makes recommendations to the Board concerning directors' compensation and certain amendments to U.S. employee benefit plans or equity plans. The Compensation Committee also reviews and discusses the compensation disclosures contained in Aon's Annual Report on Form 10-K and proxy statement and the U.K. directors' remuneration report, including the directors' remuneration policy. In 2014, the Committee delegated asset investments, vendor selection and other duties in connection with the Company's qualified and non-qualified U.S. retirement plans and governance responsibilities related to the Company's retirement plans globally to the Retirement Plan Governance and Investment Committee, and the Committee delegated certain administrative responsibilities, namely those relating to benefit claims and appeals and plan interpretations, under the Company's U.S. employee benefit plans to the Administrative Committee. The Compensation Committee may delegate its authority to sub-committees when appropriate. The Compensation Committee met seven times and acted by unanimous written consent once during 2014.

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Process of Determining Executive Compensation

Aon's management assists the Compensation Committee in managing Aon's executive and director compensation programs. Direct responsibilities of management include, but are not limited to:

•
Recommending executive compensation increases, short and long-term incentive awards and, where applicable, severance benefits for executive officers other than the Chief Executive Officer;

•
Providing an ongoing review of the effectiveness of Aon's executive compensation programs and aligning the programs with the Aon's objectives;

•
Designing and recommending the amendment of long-term and short-term cash and equity-based incentive plans for executives; and

•
Designing and recommending the amendment of U.S. employee benefit plans.

In the first quarter of 2015, the independent directors evaluated the performance, and reviewed the compensation, of the Chief Executive Officer. At that time, the Compensation Committee also evaluated the performance and reviewed the compensation of selected other senior executives. The Compensation Committee also approved for each executive officer a target annual incentive for 2015 performance and the specific corporate performance metric that Aon's performance would be measured against for 2015.

In connection with this annual compensation review, management presented the Compensation Committee with compensation tally sheets reporting compensation paid for 2014 and competitive pay data, where available, as a market check. The Compensation Committee also reviewed and considered the overall performance of Aon against targets that were established for 2014 culminating in certain compensation decisions made by the Compensation Committee during the first quarter of 2015. The Compensation Committee's decisions with respect to the compensation of our executive officers are described in this proxy statement in the section captioned "Compensation Discussion and Analysis."

Relationship with Executive Compensation Consultant

Since 2005, the Compensation Committee has retained Frederic W. Cook & Co., Inc. as its independent executive compensation consultant. The consultant provides expertise on various matters coming before the Compensation Committee. The consultant is engaged by, and reports directly to, the Compensation Committee. The consultant does not advise Aon's management or receive other compensation from Aon. George Paulin, the Chief Executive Officer of Frederic W. Cook & Co., Inc., typically participates in all meetings of the Compensation Committee during which executive compensation matters are discussed and communicates between meetings with the Chairman of the Compensation Committee. During 2014, the consultant assisted the Compensation Committee by: providing insights and advice regarding Aon's compensation philosophy, objectives and strategy; developing criteria for identification of Aon's peer group for executive and Board compensation and company performance review purposes; reviewing management's proposals for the design of short-term cash and long-term equity incentive compensation programs; providing insights and advice regarding Aon's analysis of risks arising from its compensation policies and practices; providing change-in-control severance calculations for our named executive officers in the 2014 annual proxy disclosure; providing compensation data from our peer group proxy and other disclosures advising on the terms and conditions of Mr. Case's employment agreement renewal; and advising on and providing comments on management's recommendations regarding executive officers' bonuses for 2014 and equity-based awards granted in 2014. Management periodically retains other consulting firms to provide pay survey data and other non-executive compensation services that may be presented to or reviewed by the Compensation Committee.

The Compensation Committee has assessed the independence of Frederic W. Cook & Co., Inc. pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Frederic W. Cook & Co., Inc. from serving as an independent consultant to the Compensation Committee.

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Review of Compensation Policies and Practices

Although recently there has been increased scrutiny of risk and whether companies' compensation programs contribute to unnecessary risk taking, Aon believes that it has historically maintained a level of prudence associated with its compensation programs and will continue to do so. Aon engages in a process to evaluate whether its executive and broad-based compensation programs contribute to unnecessary risk-taking, which includes an assessment by the Compensation Committee's independent consultant of whether these programs create material risk. Aon has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on Aon.

Compensation Committee Interlocks and Insider Participation

During 2014, the Compensation Committee was composed of Richard C. Notebaert (Chairman), Cheryl A. Francis, Edgar D. Jannotta (until his retirement on November 12, 2014), Robert S. Morrison, Richard B. Myers and Carolyn Y. Woo. No member of the Compensation Committee was, during 2014 or previously, an officer or employee of Aon or any of its subsidiaries. In addition, during 2014, there were no compensation committee interlocks required to be disclosed.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Aon's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the reporting process. Ernst & Young US, Aon's independent registered public accounting firm for 2014, is responsible for expressing opinions on the conformity of Aon's audited financial statements with generally accepted accounting principles and the effectiveness of Aon's internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and Ernst & Young US the audited financial statements for the year ended December 31, 2014, as well as management's assessment of the effectiveness of Aon's internal control over financial reporting and Ernst & Young US's evaluation of Aon's internal control over financial reporting. The Audit Committee has discussed with Ernst & Young US the matters that are required to be discussed by Auditing Standards and the SEC.

In addition, the Audit Committee has discussed with Ernst & Young US the independence of that firm from Aon and its management, including the matters in the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board (Communication with Audit Committees Concerning Independence). The Audit Committee has also considered whether Ernst & Young US's provision of non-audit services to Aon is compatible with maintaining Ernst & Young US's independence. The Audit Committee has concluded that Ernst & Young US is independent from Aon and its management.

Ernst & Young UK, Aon's U.K. statutory auditor for 2014, is responsible for expressing opinions on the conformity of Aon's audited financial statements with the requirements of the Act. The Audit Committee has discussed with Ernst & Young UK the matters that are required to be discussed under the requirements of the Act. The Audit Committee has discussed with Ernst & Young UK the independence of that firm from Aon and its management and the Audit Committee has concluded that Ernst & Young UK is independent.

The Audit Committee discussed with Aon's internal auditors, Ernst & Young US and Ernst & Young UK the overall scope and plans for their audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Aon's internal controls, and the overall quality of Aon's financial reporting.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC. The Audit Committee has approved, and the Board has requested that shareholders ratify, the selection of Ernst & Young US as Aon's independent registered public accounting firm for the year ending December 31, 2015 and Ernst & Young UK as our U.K. statutory auditor (as is also required under the Act) until the next annual general meeting where accounts are laid before the Company.

J. Michael Losh, Chairman James W. Leng Robert S. Morrison	Richard B. Myers Gloria Santona Carolyn Y. Woo

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Auditor Fees

Audit Fees.    Fees for audit services totaled approximately $13.4 million in 2014 and $16.4 million in 2013. For both years, audit fees included services associated with the annual audit, including fees related to Sarbanes Oxley Section 404, the reviews of Aon's documents filed with the SEC, and substantially all statutory audits required domestically and internationally.

Audit-Related Fees.    Fees for audit-related services totaled approximately $1.1 million in 2014 and $2.3 million in 2013. Audit-related fees include services such as employee benefit plan audits, other attestation services, due diligence in connection with acquisitions and accounting consultations not included in audit fees.

Tax Fees.    Fees for tax services, including tax compliance, tax advice and tax planning totaled approximately $2.2 million in 2014 and $3.0 million in 2013.

All Other Fees.    Fees for all other services not included above totaled $0 in each of 2014 and 2013.

Audit Committee's Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Each pre-approval provides details regarding the particular service or category of service to be provided and is subject to a specific engagement authorization. The Audit Committee requires that the independent registered public accounting firm and management report on the actual fees charged by the independent registered public accounting firm for each category of service at Audit Committee meetings held during the year.

The Audit Committee acknowledges that circumstances may arise throughout the year that require the engagement of the independent registered public accounting firm to provide additional services not contemplated in the Audit Committee's initial pre-approval process that occurs on an annual basis. In those circumstances, the Audit Committee requires that specific pre-approval be obtained before engaging the independent registered public accounting firm. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. Such pre-approvals are reported to the Audit Committee at the next scheduled Audit Committee meeting.

PROPOSAL 2—RESOLUTION TO RECEIVE THE COMPANY'S ANNUAL REPORT AND ACCOUNTS

The Board is required to present at the meeting the Company's audited annual accounts and related directors' and auditor's reports for the year ended December 31, 2014 (the "Annual Report"). In accordance with our obligations under English law, we will provide our shareholders at the Annual Meeting an opportunity to accept, in a non-binding vote, the Annual Report and ask any relevant and appropriate questions of the representative of Ernst & Young UK in attendance at the Annual Meeting.

OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE RECEIPT OF THE ANNUAL REPORT.

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PROPOSAL 3—RESOLUTION REGARDING RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young US as Aon's independent registered public accounting firm for the year ending December 31, 2015, subject to ratification by our shareholders. Ernst & Young US was first retained as the independent registered public accounting firm of our predecessor entity, Aon Corporation, in February 1986. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent registered public accounting firm for the year 2015. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Audit Committee will reconsider the appointment, but may decide to maintain its appointment of Ernst & Young US.

We anticipate that a representative of Ernst & Young US will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG US AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

PROPOSAL 4—RESOLUTION APPOINTING ERNST & YOUNG UK AS THE COMPANY'S U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006

Under the Act, our U.K. statutory auditors must be appointed at each general meeting at which the annual report and accounts are presented to shareholders. Ernst & Young UK has served as our statutory auditors since our re-registration as a public limited company in March 2012. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE APPOINTMENT OF ERNST & YOUNG UK AS OUR U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006 TO HOLD OFFICE FROM THE CONCLUSION OF THIS MEETING UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY.

PROPOSAL 5—RESOLUTION TO AUTHORIZE THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION

Under the Act, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize our Board to determine Ernst & Young UK's remuneration as our U.K. statutory auditor. It is proposed that the Board would delegate the authority to determine the remuneration of the U.K. statutory auditor to the Audit Committee in accordance with the Board's procedures and applicable law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION OF THE BOARD TO DETERMINE OUR U.K. STATUTORY AUDITOR'S REMUNERATION.

PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The Organization and Compensation Committee of the Board of Aon has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and set forth in this proxy statement.

Based on its review and discussions with management, the Organization and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Aon's Annual Report on Form 10-K.

This Report is provided by the Organization and Compensation Committee, which is composed entirely of the following independent directors:

Richard C. Notebaert, Chairman	Richard B. Myers
Cheryl A. Francis	Carolyn Y. Woo
Robert S. Morrison

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COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis ("CD&A") describes and analyzes our executive compensation program. It should be read in conjunction with the executive compensation tables and corresponding footnotes that follow, as it provides context for the amounts shown in the tables and the footnote disclosures.

This CD&A is arranged in the following five sections:

    •
    Executive Summary
    •
    Discussion of our compensation objectives and pay for performance orientation
    •
    Analysis of 2014 key compensation decisions
    •
    Explanation of compensation components and process
    •
    Other policies and practices as they relate to our executive compensation program

In this proxy statement, the reference to our "named executive officers" means Gregory C. Case, our President and Chief Executive Officer (our "CEO"), Christa Davies, our Executive Vice President and Chief Financial Officer (our "CFO"), and Stephen P. McGill, Kristi Savacool and Peter Lieb, our three other most highly compensated executive officers for 2014.

EXECUTIVE SUMMARY

Who We Are

We are a global professional services firm with approximately 69,000 employees worldwide focused exclusively on risk and people. We are an industry-leading advisor on risk solutions, both retail and reinsurance, and human resources solutions. We have a presence in over 120 countries and sovereignties with more than 500 offices.

Our Performance and How We Measure it for Pay Purposes

We include here a brief summary of our 2014 financial performance, and long-term performance as considered for decisions noted herein, as it relates to the key performance measures used in our performance-based executive compensation program as well as other financial highlights.

Total revenue for 2014 increased 2% to $12 billion. Additionally, we achieved record cash flow from operations of $1.6 billion. Over the 10-year period beginning in 2004, and almost exclusively during Mr. Case's leadership which began in April of 2005, our average annual total shareholder return was 15%, as compared to the return of the benchmark S&P 500 of 8% and 4% for our peers.

In 2014, we delivered double-digit earnings growth. We continued to execute on our goals of strategically investing in long-term growth, managing expenses and effectively allocating capital.

We returned more than $2 billion of excess capital to shareholders through our share repurchase program and an additional $273 million to shareholders through dividends. These returns to shareholders highlight our strong cash flow generation and effective allocation of capital.

We believe we are well positioned for long-term value creation through improvements in operating performance and strong free cash flow generation.

Our adjusted cumulative earnings per share for 2012 through 2014 was $14.52, which greatly exceeded the target of $13.01 set in early 2012 under our long-term incentive program for that period. Additionally, our adjusted operating income excluding amortization of

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intangibles of $2,353 million for 2014 exceeded the target under our annual incentive program of $2,312 million. These two metrics are the key performance measures under our 2014 short-term and 2012 through 2014 long-term incentive compensation programs, as explained below.

We recognize that our short-range or long-range corporate planning may dictate a change to the metrics we use over time. Accordingly, we expect to continue to reassess the metrics annually. Additionally, we expect to incentivize current and future long-term performance using our corporate-wide Leadership Performance Program that is described below.

Our Compensation

In 2014, we awarded our named executive officers with compensation linked to performance, in most cases long-term sustained performance, for their dedication and achievement. Namely:

  •
  Performance-based compensation comprised approximately 89% of the 2014 total direct compensation for Mr. Case and approximately 82% on average for our other named executive officers.

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  Aon's financial performance over a multi-year period was the sole consideration for long-term incentives settled for the 2012 through 2014 incentive programs. In early 2015, we settled performance share units granted to our named executive officers in 2012 under our Leadership Performance Program ("LPP"). Those units were linked to Aon's performance from 2012 through 2014. The units were settled, and Ordinary Shares were awarded, at 200% of target due to Aon's performance over that three-year period, as measured by cumulative adjusted earnings per share from continuing operations ("EPS"). Our cumulative adjusted EPS for that period exceeded the target as well as the stretch target, beyond which payout was capped at 200%.

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  In 2014, we granted performance share units to each of our named executive officers, the settlement of which will depend solely on Aon's cumulative adjusted EPS performance from 2014 through 2016.

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  Aon's financial performance was the principal consideration for the bonuses awarded to our named executive officers for 2014. The target was set pursuant to a matrix formulation adopted by the Compensation Committee for 2014. The matrix formulation determined funding for the pool based solely on Aon's actual 2014 adjusted operating income excluding amortization for intangibles ("OI") as compared to planned growth in OI. For 2014 performance, Mr. Case received 100% of his target annual bonus. The remaining named executive officers received in the range of 95% to 110% of their target annual bonuses.

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  In 2014, we made no adjustments from the previously established levels for base salaries or target annual bonuses of our named executive officers. In addition, for 2014, we made no design adjustments to the previously established long-term incentive program.

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  In the first quarter of 2015, we entered into an amended and restated employment agreement with Mr. Case extending the term of his employment through April 1, 2020. No adjustments were made to his annual compensation features, including his base salary which remains unchanged from 2005.

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  In the first quarter of 2015, we extended the employment agreements, and the underlying term of employment through April 1, 2020, for each of Ms. Davies and Ms. Savacool. No adjustments were made to their annual compensation features.

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  In the first quarter of 2015, we granted to Mr. Case, Ms. Davies and Ms. Savacool additional awards under our Leadership Performance Program for the 2015 through 2017 performance period in consideration of their commitment to the extended terms of employment. With regard to Mr. Case, the Compensation Committee also factored in market data on total compensation of the CEOs in our peer group as one of the factors in its

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    decision to grant the additional award as well as the strong performance of the Company during Mr. Case's tenure as CEO. In the first quarter of 2014, we similarly granted to Mr. Lieb an additional award under our Leadership Performance Program for the 2014 through 2016 performance period in connection with the renewal of his employment agreement in late 2013 and his commitment to the extended term of employment. The settlement of these additional awards to our senior executives will depend solely on Aon's cumulative adjusted EPS performance for the applicable three-year performance period. The additional awards, and the extended employment arrangements for each of Mr. Case, Ms. Davies, Ms. Savacool and Mr. Lieb, are described herein.

These and other compensation decisions are explained below. We believe our compensation program achieved its purpose in 2014, as described below.

COMPENSATION OBJECTIVES AND PAY FOR PERFORMANCE ORIENTATION

We continue our journey to build, and continuously improve upon, the leading risk advice and HR solutions firm in the world. We seek to accomplish this by providing clients with world-class advice, solutions, innovation and execution. To achieve those objectives, we must be the destination of choice for the best talent. Our compensation program supports this vision and business strategy and is designed to align the financial interests of our executives with those of our shareholders in both our short and long-term programs.

The core principle of our executive compensation program continues to be pay for performance. As in prior years, one of our strategic goals was improving the Company's performance for 2014.

We have a guiding philosophy with regard to our variable components of compensation, such as equity-based awards and annual bonuses. This philosophy dictates that our shareholders should generally benefit first before any element of our executives' variable compensation is earned or paid. For example, under our annual bonus program, a minimum level of corporate performance must be achieved before any bonus is payable. We carefully set that minimum each year. Even if the minimum level is achieved, the Compensation Committee reserves the sole discretion to exercise negative discretion to the extent it deems reasonable and prudent under the circumstances.

Similarly, in designing our Leadership Performance Program for the 2015 through 2017 performance period, we carefully set the minimum threshold performance, the target and the stretch target, as well as the variable levels in between each, to ensure our shareholders would benefit first.

As in earlier years, the design of the program for the 2015 through 2017 performance period is self-correcting in the sense that the minimum performance threshold is set based on the prior year's results. Therefore, the grid for the program was set more aggressively than previous years at every level of performance.

Our approach includes strong governance features, including our share ownership guidelines for executive officers, as described below, and our annual risk assessment regarding our compensation program.

We strive to link the vast majority of our executives' pay to performance. Performance-based compensation for 2014 of our named executive officers represents a significant percentage of their total direct compensation, as follows:

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Mr. Case	Our Other Named Executive Officers

(1)
The "performance-based pay" component of the charts above is the sum of: (A) the cash portion of the executive's bonus paid for 2014 performance plus (B) the target value of all performance-based equity awards granted to the executive for 2014 performance or during 2014.
(2)
The "fixed pay" component of the chart above is the executive's 2014 base salary.
(3)
For our other named executive officers, the performance-based amount ranged from 78% to 85% of the named executive officer's total compensation.

These supplemental graphs are not required by the SEC, but rather they are provided to demonstrate the link between performance and our executives' total direct compensation for 2014. Please refer to the Summary Compensation Table for Fiscal Years 2014, 2013 and 2012 for complete disclosure of the total compensation of our named executive officers, reported in accordance with the SEC disclosure requirements.

ANALYSIS OF 2014 KEY COMPENSATION DECISIONS

Equity-Based Awards

During 2014, we granted to our named executive officers, and settled where appropriate, two forms of equity compensation: performance share units and restricted share units.

Performance Share Units

LPP 9

In the first quarter of 2014, we granted performance share units to our executive officers, including each named executive officer, pursuant to the ninth cycle of our "Leadership Performance Program" ("LPP 9"). LPP 9 is the ninth layer of consecutive three-year performance cycles for certain of our named executive officers. It is intended to further strengthen the relationship between capital accumulation for our executives and long-term Aon financial performance and shareholder value.

The performance share units awarded under LPP 9 are payable in Ordinary Shares. The nominal value of the awards was determined and approved by the Compensation Committee. The number of target performance share units was calculated on the date of grant based on that day's closing price of Ordinary Shares on the New York Stock Exchange.

The performance share units under LPP 9 will be earned and settled in a range of 0% to 200% of the target value based on Company performance over a three-year performance period. The performance period began January 1, 2014, and will end on December 31, 2016. As was the case under the eighth cycle of our Leadership Performance Program established for the performance period from 2013 through 2015 ("LPP 8"), the performance results for LPP 9 will be measured against three-year publicly-reported adjusted cumulative EPS growth rate, subject to limited adjustments set forth in the program documentation at the beginning of the three-year

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period. The adjustments are intended to exclude the impact of items of a discrete or non-operating nature, such as amortization of intangibles, so as to provide a target that while challenging, does not factor in events outside of the control of the relevant executive officers.

The cumulative target under LPP 9 ranges from $15.11, below which no shares would be issued, to $17.31 or higher, which would yield shares equal to 200% of the target number. A result of $16.11 in cumulative adjusted EPS would yield settlement in Ordinary Shares at 100% of the target number. This target represents a 17% increase over the adjusted target for LPP 8. At the time the target was established, the Compensation Committee believed that such target represented a challenging, yet achievable, performance goal.

Award Values and Features

In determining the individual awards under LPP 9, the Compensation Committee considered internal pay fairness factors, the award recipient's compensation mix and total direct compensation. The Compensation Committee considered as support for Mr. Lieb's additional award under LPP 9 his commitment to Aon in late 2013 in agreeing to extend the term of his employment in connection with his contract renewal.

The Compensation Committee determined that performance share units should continue to be the exclusive form of award under LPP 9 (as opposed to a mix of performance share units and share options under much earlier versions of the program) because performance share units use fewer shares and are, therefore, a more efficient form of award while allowing us to maintain a strong performance focus.

The Compensation Committee's selection under LPP 9 of the three-year performance period and cumulative adjusted EPS financial performance metric provides the award recipients a reasonable period of time within which to achieve and sustain challenging long-term growth objectives. The Compensation Committee believes adjusted EPS more effectively aligns executives to improve Aon performance, rather than EPS calculated in accordance with U.S. GAAP, as the adjusted measure provides a target that is within their control and area of accountability. Further, the Company believes that as adjusted, the EPS measure provides a perspective on the Company's core operating performance that is more consistent with that of its shareholders and creates transparency and clarity for participants.

Settlement of LPP 7

In early 2015, we determined the actual achievement under the seventh cycle of our Leadership Performance Program, covering the performance period from January 1, 2012 through December 31, 2014 ("LPP 7").

For LPP 7, the cumulative adjusted EPS from continuing operations target ranged from $12.49, below which no payout was due to occur, to $14.19 or higher, which would have yielded shares equal to 200% of the target number. A result of $13.01 in cumulative adjusted EPS from continuing operations would have yielded shares equal to 100% of the target number. This target represented a 30% increase over the adjusted target for the sixth cycle of our Leadership Performance Program established for the performance period from 2011 through 2013 ("LPP 6"). Our actual cumulative adjusted EPS from continuing operations for the three-year period was $14.52, resulting in a payout at 200% of target.

The adjusted EPS from continuing operations results for LPP 7 include adjustments detailed by the plan governing LPP 7 and approved by the Compensation Committee. For each year of the performance period associated with LPP 7 adjustments to EPS from continuing operations were approved by the Compensation Committee as follows: gains on disposal of land, business or discontinued operations; amortization of intangibles; actual restructuring charges; UK statutory tax rate change; and an error in deferred tax purchase accounting related to the Hewitt acquisition. Each of our named executive officers was a participant in LPP 7.

We do not pay dividends or dividend equivalents on performance share units.

Restricted Share Units

In the first quarter of 2014, we granted time-vested restricted share units to each of our named executive officers in connection with Aon's Incentive Stock Program (the "ISP"). The ISP award is based on prior year performance and provides executives with 35% of their annual bonus in the form of restricted share units.

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The primary goals of the ISP are to further focus the employees' attention on the longer-term performance of Aon as a whole, and to further promote employee retention and share ownership.

Each of the time-vested restricted share units granted in connection with the ISP will vest ratably over a three-year period subject to certain forfeiture provisions. The restricted share units are settled in Ordinary Shares.

No other time-vested equity awards were granted to our named executive officers during 2014. With respect to restricted share units awarded under the ISP, we provide dividend equivalents on unvested restricted share units in cash at the time actual dividends on Aon's Ordinary Shares are declared.

Performance-Based Annual Bonus

Determination of 2014 Bonuses

The bonus program for our executive management committee, which includes each of our named executive officers, provides that the Compensation Committee has sole discretion to determine each executive's actual bonus amount as long as the corporate performance threshold was achieved. As explained below, for 2014 the threshold was achieved and, thus, the Compensation Committee had discretion to pay bonuses at the cap level or a lesser amount. It was anticipated that the Compensation Committee would consider in determining the executive's actual bonus, among other factors, the pool funding level and the executive's targeted bonus allocation. However, the Compensation Committee reserved, and for 2014 exercised, the discretion to set bonuses at levels higher or lower than the funded or targeted allocations.

The Compensation Committee chose to exercise negative discretion with regard to each of the named executive officers. In other words, none of the named executive officers received their maximum bonus of the lesser of $10 million or three times their target bonus. In fact, each named executive officer received in the range of 95% to 110% of their target bonus. The following table sets forth the target bonus, cap, and actual bonus paid to each of our named executive officers under the Executive Committee Incentive Compensation Plan:

Named Executive Officer	Target Bonus	Actual Bonus
Case	$3,000,000	$3,000,000
Davies	$1,380,000	$1,525,000
McGill	$1,925,000	$1,900,000
Savacool	$800,000	$810,000
Lieb	$799,375	$760,000

The Compensation Committee's rationale in determining the actual bonus awards was as follows:

•
In order for a named executive officer to get a bonus significantly in excess of the funded bonus, there needed to be certain exceptional factors; however, the Compensation Committee did not utilize a formula for determining the amount of any named executive officer's bonus to be awarded that was greater or less than the funded or target bonus level.

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For each of our named executive officers, the Compensation Committee determined it was appropriate to award a bonus at or near the named executive officer's funded bonus level; however:

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With regard to Mr. Case, the independent members of the board determined that under his leadership the Company had achieved strong financial results in 2014 across all four key commitments to investors, namely operating margin expansion, EPS growth, organic revenue growth and strong free cash flow from operations. In addition, the results were underpinned by sustained progress on growth strategies and innovations designed to drive the Company's financial performance over the long term.

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With regard to Ms. Davies, the Compensation Committee considered her individual contributions to the primary financial goals met or exceeded expectations in 2014. Specifically, the Compensation Committee determined that the Company had significantly exceeded its EPS growth target for 2014 due to areas within Ms. Davies' control. The Compensation Committee noted her successful completion of strategies to improve our financial flexibility that allowed the Company to deploy a record amount of capital.

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With regard to Mr. McGill, the Compensation Committee determined that Risk Solutions expanded operating margins meaningfully in 2014. In addition, Risk Solutions continued its progress on the long-range plan to deliver innovative broking advisory services and products designed to position the business well for future growth, and Mr. McGill made significant improvements to his team's level of collaboration.

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With regard to Ms. Savacool, the Compensation Committee determined that she successfully delivered against the HR Solutions financial plan on all significant metrics. In addition, HR Solutions successfully expanded organic revenue growth, particularly with the strategically-important health care exchange businesses.

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With regard to Mr. Lieb, the Compensation Committee determined that he had met or exceeded expectations, and continues to make substantial progress on financial goals related to legal and compliance matters.

For 2014, as was true in earlier years, all annual bonuses for executive officers are payable 65% in cash and 35% in restricted share units, with such restricted share units vesting ratably over a three-year period. The Compensation Committee believes this strikes a fair balance between reward for past performance and incentive for future improvements.

Shareholder-Approved Plan

For purposes of satisfying the "performance-based" compensation exemption under Section 162(m) of the U.S. Internal Revenue Code, Aon's shareholders approved an omnibus equity-based and cash incentive plan called the Amended and Restated Aon plc 2011 Incentive Plan (the "Shareholder-Approved Plan") pursuant to which we award bonuses to our senior executives. Pursuant to our Shareholder-Approved Plan, the Compensation Committee annually sets an Aon-wide performance target (expressed in U.S. dollars) and minimum achievement threshold (expressed as a percentage). If the metric is not achieved, no bonuses are payable under the Shareholder-Approved Plan.

If the metric is achieved, the Shareholder-Approved Plan allows for the payment of current year tax deductible bonuses to our executive officers up to a cap of the lesser of $10 million or the maximum bonus otherwise established by the Compensation Committee for each executive officer. For 2014, the Compensation Committee established a cap of 300% of each named executive officer's target bonus.

In the first quarter of 2014, the Compensation Committee set bonus eligibility for our named executive officers. For each named executive officer other than Mr. Case, bonus eligibility was set as a target percentage of the executive's base salary at year-end plus any annual foreign service allowance the executive received in connection with his or her relocation to London. The Compensation Committee and Mr. Case determined prior to beginning his international assignment that his foreign service allowance would not factor into his bonus eligibility. The target bonuses and the applicable cap for each of our named executive officers are shown in the table above under the heading "Determination of 2014 Bonuses."

The Shareholder-Approved Plan does not provide guidelines or formulas for determining the actual bonuses payable to our executive officers once the metric is achieved. Rather, the Compensation Committee retains sole discretion for determining the actual bonuses payable. If the metric is achieved, the Shareholder-Approved Plan allows the Compensation Committee to award a bonus equal to the cap or allow the Committee to exercise negative discretion to award a lesser amount. As explained below, for 2014 the Compensation Committee adopted the "Executive Committee Incentive Compensation Plan" as a set of guidelines for consideration by the Compensation Committee in determining actual bonuses to be paid if the metric under the Shareholder-Approved Plan was achieved.

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2014 Metric Under Shareholder-Approved Plan

In the first quarter of 2014, the Compensation Committee determined that the 2014 Aon-wide performance target would be planned adjusted operating income for 2014 excluding amortization of intangibles ("OI") of $2,312 million. The Compensation Committee set the minimum achievement threshold at 85% of such target, or $1,965 million, as adjusted for extraordinary, unusual or infrequently occurring items. The Compensation Committee selected OI as the measure to emphasize performance of Aon as a whole and directly link executives' awards to Aon's key business initiatives of delivering distinctive client value and achieving operational excellence. In combination with the performance targets established under each of LPP 7 through LPP 9 (i.e., cumulative adjusted EPS), the Compensation Committee believes the targets are better measures of the Company's core operating performance and balance the executives' short and long-term perspective appropriately.

The Compensation Committee believed that the 2014 target was achievable but challenging. The Compensation Committee set the minimum threshold at 85% because we believed performance below that level would not create sufficient value for the Company's shareholders and, therefore, should not result in bonus payments.

2014 Performance

During the first quarter of 2015, the Compensation Committee determined that Aon's 2014 OI, without adjustment, was $2,353 million, or 101.8% of target. This exceeded the minimum threshold established under the Shareholder-Approved Plan.

Executive Committee Incentive Compensation Plan

In the first quarter of 2014, the Compensation Committee approved a set of guidelines for funding the total bonus pool under the Shareholder-Approved Plan for the 19 executives that at such time comprised Aon's executive management committee. That group included each of the named executive officers. The rationale for establishing funding guidelines was to provide executives with a clearer connection between the expected reward and the required performance, as well as for bonus accrual purposes.

The funding formula was based on Aon's performance as measured solely by achievement of 3% in planned growth in OI in 2014, resulting in a target of $2,312 million. The funding was adjustable up by 10% at the discretion of the Compensation Committee or down by 20% at the discretion of the Compensation Committee, based in part on the recommendation of Mr. Case. To align with the Shareholder-Approved Plan, the formula provided that no funding was to occur unless Aon achieved the minimum threshold of 85% of the planned growth in OI in 2014. After consideration of this factor, the resulting bonus pool funding is determined. The funding level can range from 0% to 300%. The incentive pool funding was determined by the aggregate of each participant's individual target bonus then multiplied by the result of the funding calculation.

After determining that OI in 2014, without permitted adjustments for extraordinary or unusual items, was $2,353 million, or 101.8% of target, the Compensation Committee then met to determine the funding status of the pool for 2014. The actual size of the incentive pool equals the aggregate target bonuses multiplied by the percentage the pool was funded after application of the formula, as described above. After application of the OI metric and a 20% reduction taken in the discretion of the Compensation Committee based upon management's recommendation, the total incentive pool for participants, including each of our named executive officers, in the Executive Committee Incentive Compensation Plan was determined to be funded at 85.8%, equating to a pool of $23.4 million. However, aggregated awards paid did not reach the full funded level.

Relocation Benefits

During 2014, as a result of 2012 relocation to Aon's new corporate headquarters in London, United Kingdom, certain of the Company's named executive officers received relocation benefits. Relocation benefits are customary for Aon and other employers in its industry when employees are relocated. The Compensation Committee approved certain relocation benefits for the relocating executives after consulting with its independent compensation consultant, and each relocating executive as signed an international assignment letter with Aon that sets forth the relocation benefits available to him or her.

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In June 2014, the Compensation Committee approved certain changes to the international assignment letters to Mr. Case, Ms. Davies, Mr. McGill and Mr. Lieb. The changes made were as follows: the term of the letter was extended for an additional two years; the monthly housing allowance was raised to reflect market rates; and the monthly cost of living differential and monthly housing allowance are now subject to quarterly review and possible increase or decrease for foreign exchange impact.

In the first quarter of 2015, the Compensation Committee approved a further change to Aon's general relocation benefits policy that impacts all relocated employees globally, including certain of our senior executives on extended assignments to London who are deemed to be U.K. residents for taxation purposes, including Ms. Davies and Mr. McGill. The change was the extension of tax equalization benefits for the tax impact of capital gains income related to awards received under the Shareholder-Approved Plan or Aon's global employee share purchase plan. The additional benefit is available only to employees on international assignment beyond two years; the annual tax equalization is capped at $500,000 of capital gains income annually; and the equalization amounts are grossed up for capital gain differential taxes.

These changes are described herein under the heading "International Assignment Letters". The compensation received in the form of such benefits is reflected in the Summary Compensation Table for Fiscal Years 2014, 2013 and 2012.

Extensions of Employment Arrangements for Mr. Case, Ms. Davies and Ms. Savacool

On January 16, 2015, Aon entered into an amended and restated employment agreement with Mr. Case. Prior to approving such agreement, the Compensation Committee consulted with its independent compensation consultant, Frederic W. Cook & Co., Inc. ("FW Cook"). Among other factors, the Compensation Committee and FW Cook reviewed Mr. Case's total pay, including as it compares to the chief executive officers of our peer group, and his performance over the nearly ten years he has been leading the Company, including the significant shareholder return over such period as compared to the S&P 500 and our peers. The agreement extended the term of Mr. Case's employment for five years, through April 1, 2020, unless terminated earlier. Prior to such extension, Mr. Case's employment was due to expire on April 5, 2015. The agreement continued Mr. Case's current base salary (which remains unchanged since his hire in 2005) of $1,500,000 and his annual bonus target at 200% of annual base salary. Under the agreement, Mr. Case agreed to maintain an investment position in Aon Ordinary Shares equal to no less than twenty times his annual base salary.

In February 2015, Aon similarly entered into extensions of the employment agreements with Ms. Davies and Ms. Savacool. Prior to approving such extensions, the Compensation Committee consulted with FW Cook. With regard to both Ms. Davies and Ms. Savacool, the agreements extended the term of employment for five years, through April 1, 2020, unless terminated earlier. With regard to both executives, the agreement continued their current base salaries at $800,000 and annual bonus targets at 150% and 100%, respectively.

The agreements for Mr. Case, Ms. Davies and Ms. Savacool contain other key terms and conditions that are generally consistent with those applicable to Aon's senior executives, and are described in greater detail under the heading "Employment Agreements" herein.

In connection with the renewals of the employment agreements for Mr. Case, Ms. Davies and Ms. Savacool, Aon awarded each of them an additional award under LPP 10 with a target value of $15,000,000, $6,000,000 and $2,500,000, respectively. The additional awards will be earned and settled in a range of 0% to 200% of the target value on the same performance criteria and weightings as their regular awards and the awards for other participants in the program for the 2015 through 2017 performance period. The additional awards were intended to recognize their commitment to Aon in entering into five-year renewals of their employment agreements. With regard to Mr. Case, the additional award was also considered by the Compensation Committee as appropriate to bring Mr. Case in line with the pay for performance objectives established by the committee. The contractual commitment to grant such awards was subject to the approval of the Compensation Committee on February 19, 2015, which approval was granted.

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Incentive Repayment Policy

Aon's Board has adopted an Incentive Repayment Policy applicable to our executive officers. Pursuant to the Incentive Repayment Policy, we may cancel or require reimbursement of any incentive payment or equity-based award received if the payment or award was based on the achievement of financial results that are subsequently restated. If we determine that an executive officer engaged in fraud that caused or partially caused the need for financial restatement, the incentive payment or equity-based award is required to be forfeited or reimbursed to Aon in full. If the restatement was not the result of fraud by the executive officer, we may, to the extent allowable under applicable law, require forfeiture or reimbursement of the amount the incentive payment or equity-based award exceeded the lower amount that would have been made based on the restated financial results.

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COMPENSATION COMPONENTS AND PROCESS

Key Pay Components

The table below describes our rationale for providing each of the key components of our 2014 executive compensation program and the factors that we consider in determining the amounts for 2014.

Component	Purpose	Factors Considered
Equity-Based Awards, comprised of:
Performance share units that vest after three years and the value of which are determined based on Aon's achievement of a cumulative three-year performance objective
	Long-term incentive to focus executives' efforts on increasing long-term shareholder value and align executives' interests with shareholder interests; encourage executive retention with multi-year vesting provisions; and encourage ownership of Aon equity	Executive's past performance; expectations regarding executive's future contributions to Aon; and market pay data as a reference point for grant values

Restricted share units that are awarded in lieu of a portion of the cash payment under our annual bonus program; and, for this reason, are performance-based compensation; vest ratably over a three-year period	Same as above	Same as above
Annual Bonus	Short-term performance-based incentive to achieve select annual performance objectives
Expectations or opinions regarding the executive's qualitative and quantitative contributions to Aon-wide and business unit performance and individual performance; scope of job responsibilities; and market pay data as a reference point
Base Salary	Stream of income provided throughout the year in exchange for performance of specific job responsibilities	Scope of job responsibilities; historical pay and responsibilities; tenure; contractual commitments; and market pay data as a reference point
Other Personal, Executive and Relocation Benefits
	Attraction and retention of top talent; with regard to executive benefits, provide mechanism to accumulate retirement benefits; with regard to relocation benefits, provide customary benefits to make the executive "whole" on a total rewards basis, be transparent and equitable and reflect competitive practices and benchmarks of industry counterparts	Perquisites or benefits received from prior employer to the extent necessary to attract and retain talent; time management factors; market practice regarding relocation benefits for executives
Post-Termination Compensation
	Provide temporary income stream following involuntary termination of employment and, in the case of change- in-control protection, to provide for continuity and objectivity of management during that event	Executive's role within organization; market practices

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Use of Peer Group Solely as a Market Check of Total Actual Direct Compensation

We set executive compensation at levels that we believe to be appropriate and competitive for global professional services firms within our market sector and the general industry marketplace. We review annual financial reports filed by our peer group. For purposes of evaluating the competitive market, and not for purposes of doing true benchmarking to specific percentiles, we look at peer group compensation data. We compare the total direct compensation (defined as base salary plus actual bonus plus equity-based awards) for our named executive officers to the target total direct compensation for executives at selected peer companies where job descriptions are sufficiently similar to those of our executives to permit comparison.

In November 2014, we reviewed our peer group composition with the independent compensation consultant to the Compensation Committee and determined that one addition to the peer group was necessary and advisable as compared to the peer group used in the prior year. Namely, A.J. Gallagher & Co., which was not in our peer group for 2014, currently falls within the GICS sub-sectors and market capitalization guidelines we utilize for our peer group and was therefore added to the peer group for 2015. The Compensation Committee referred to the peer group when determining the actual bonus paid in 2015 related to 2014 performance.

Our 2015 peer group members were selected based upon three criteria. They are global financial services industry companies or major consulting firms with whom we compete for executive talent or financial capital. The peer group is comprised of companies that are between one-fourth and four times our size in average market capitalization (as calculated over the most recent eight quarters to reduce volatility), revenues and number of employees. Lastly, each company provides public disclosure regarding its executive compensation.

Our peer group members represent five financial GICS sub-sectors, and are:

Accenture plc	CIGNA Corporation	Principal Financial Group, Inc.
ACE Limited	Chubb Corp.	The Progressive Corporation
A.J. Gallagher & Co.	Cognizant Technology Solutions Corporation	Sun Life Financial Inc.
Automatic Data Processing, Inc.	Computer Sciences Corporation	Towers Watson & Co.
AFLAC Inc.	Fiserv, Inc.	The Travelers Companies, Inc.
Aetna Inc.	Humana Inc.	Willis Group Holdings plc
The Allstate Corporation	Marsh & McLennan Companies, Inc.	Xerox Corporation

How We Determine Total Compensation

As described above, market data is helpful in determining the competitive level of various elements of total direct compensation. However, for 2014 the Compensation Committee did not have a specific market target to set total compensation or particular components of it. The Compensation Committee did not use a specific formula to set total compensation either in relation to market data, the relative mix of pay components or otherwise. A decision regarding one component of compensation had only an indirect link to decisions regarding other pay components.

The Compensation Committee generally targeted a competitive level and mix of total direct compensation elements using market data simply as a reference point. This was not a mechanical process. Rather, the Compensation Committee used its judgment and business experience. Overall, the Compensation Committee's intent was to manage the various elements of total compensation together so that the emphasis of the Company's compensation program was on its variable components of pay, including long-term equity awards and annual bonus awards that fluctuate based on the performance of Aon.

Our Use of Tally Sheets

In connection with its annual compensation review process, as described in the section of this proxy statement captioned "Board of Directors and Committees—Organization and Compensation

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Committee—Process of Determining Executive Compensation," the Compensation Committee reviews compensation tally sheets. The tally sheets assign dollar amounts to each component of the executive's compensation, including outstanding equity awards, current bonus and base salary, deferred compensation, employee benefits (including supplemental savings plan benefits), relocation benefits including income tax equalization, perquisites and potential change-in-control severance payments. The tally sheets are presented to the Compensation Committee to ensure it is aware of all compensation elements and the value of such elements.

Involvement of Mr. Case in the Compensation Process

Each year, the Compensation Committee approves all elements of compensation for Aon's named executive officers and other executive officers. These decisions are typically made during the annual compensation review process conducted in the first calendar quarter. The Compensation Committee solicits certain recommendations from each of Mr. Case and our Chief Human Resources Officer.

Mr. Case recommends to the Compensation Committee the equity award, annual bonus and base salary adjustments, if any, for the executive officers who report directly to him. He has direct knowledge of the contributions made by those executive officers to Aon and he shares this knowledge with the Compensation Committee. Mr. Case supports his recommendations by providing performance evaluations for his direct reports.

During the annual review process, our Chief Human Resources Officer and the Chairman of the Compensation Committee work together on Mr. Case's annual evaluation report, which summarizes Mr. Case's qualitative and quantitative performance. The report is considered in the determination of Mr. Case's compensation, along with other factors, including the Compensation Committee's own assessment of Mr. Case's performance, relevant market data and Aon's overall performance. Similar reports were considered by the Compensation Committee in connection with the extensions of the employment agreements with Mr. Case, Ms. Davies and Ms. Savacool in the first quarter of 2015.

The Compensation Committee has the ultimate authority to make compensation decisions. The Compensation Committee discusses its preliminary compensation decisions with the independent members of the Board who do not serve on the Compensation Committee. This process garners valuable input from those Directors regarding the executives' performance. The sharing of performance review information also aids the Directors in carrying out their succession planning responsibilities. After considering input from those Directors, the Compensation Committee makes its final determination.

Mr. Case, together with our Chief Human Resources Officer and Ms. Davies, our CFO, makes recommendations to the Compensation Committee relating to the corporate performance targets to be established under Aon's annual incentive and long-term equity incentive programs. The Compensation Committee reviews such recommendations with its independent executive compensation consultant and reserves the ultimate authority to set such targets and to determine whether such goals were achieved.

Results of Advisory Vote by Shareholders on our "Say on Pay" Proposal

The Compensation Committee considered the results of the advisory vote by shareholders on the "say on pay" proposal presented to our shareholders at the 2014 Annual General Meeting of Shareholders. As reported in Aon's Form 8-K, filed with the SEC on June 30, 2014, there was significant support by shareholders for the compensation program offered to our named executive officers, with over 95% of the votes cast in favor of the Company's compensation program. Accordingly, the Compensation Committee made no changes to our executive compensation program as a result of such vote.

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Other Policies and Practices

Directors' Remuneration Policy

In accordance with UK law, the Company's shareholders approved the Company's directors' remuneration policy at its 2014 annual general meeting. The directors' remuneration policy is consistent with the compensation programs and policies set forth in this Compensation Discussion and Analysis and provides a binding framework within which the Compensation Committee oversees the Company's compensation programs applicable to management and non-management directors.

The directors' remuneration policy provides the Compensation Committee with discretion to administer the Company's compensation programs, Pursuant to a statement issued on June 6, 2014, the Compensation Committee committed to certain limitations on the Company's compensation programs, namely limiting the circumstances in which the Compensation Committee would approve a change in base salary, noting that cash incentive awards and equity awards are subject to the limitations of the Shareholder Approved Plan, limiting annual equity grants to a value of $20 million and grants in connection with the renewal of employment agreements to $30 million, at least 50% of which will be subject to performance conditions and limiting awards made in the event of that the Company appoints a new executive director.

As reported in Aon's Form 8-K, filed with the SEC on June 30, 2014, there was significant support by shareholders for the directors' remuneration policy, with over 96% of the votes cast in favor of the Company's directors' remuneration policy.

All compensation reported in this proxy statement was in compliance with the approved directors' remuneration policy.

Internal Pay Fairness Considerations for Other Executive Officers

In determining an executive officer's target bonus or long-term performance award value, the Compensation Committee will, from time to time, consider internal pay fairness factors. However, the Compensation Committee has not adopted a broad internal pay equity policy pursuant to which each executive officer's compensation, or one or more components thereof, is tied to or targeted against the compensation of other executive officers.

Hedging and Pledging Company Shares

Our Board has adopted a policy prohibiting all executive officers and directors from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, and derivative transactions relating to our securities. The Board also has adopted a policy prohibiting our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.

Base Salary

Base salary is a fixed component of compensation and is initially set at a level based primarily upon the executive's job scope or level of responsibility. The base salaries of our most senior executives are adjusted rarely, as our general practice is to increase other components of pay based upon superior performance. However, base salaries may be adjusted to, among other things, recognize a significant change in job function or responsibilities or to bring the fixed component of an executive's total compensation in line with his or her peers at Aon or the industry generally. No base salary adjustments were made for any of our named executive officers during 2014 or in the first quarter of 2015 in connection with the extension of certain named executive officers' employment agreements.

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Executive and Relocation Benefits

During 2014 we provided limited personal benefits to our named executive officers as a component of their total compensation other than the relocation benefits described below. Over the years, we have taken significant steps to de-emphasize personal benefits in our executive compensation practices.

Executive Benefits

In addition to Aon's broad-based employee benefit programs that are available to Aon employees generally (such as health coverage, 401(k) salary deferrals, etc.), each of our named executive officers is eligible to participate in a deferred compensation program and a supplemental savings plan. In addition, Aon provides an executive health screening program available to all members of Aon's executive management committee, including our named executive officers. None of our named executive officers participate in our defined benefit pension plan or the supplemental pension program because each was hired after eligibility in the qualified plan was frozen in 2004. Additional information regarding certain of our executive benefits is set forth under the heading "Nonqualified Deferred Compensation in Fiscal 2014" contained in this proxy statement.

We maintain a Supplemental Savings Plan. It is a non-qualified, deferred compensation plan that provides approximately 2,000 eligible employees, including executives, with the opportunity to receive contributions that could not be credited under the Aon Savings Plan because of tax limitations and the specific provisions of such plan.

Our Deferred Compensation Plan allows certain employees, including our named executive officers, to defer receipt of their salary and/or annual incentive payments into an account that mirrors several different investment options. We do not credit above-market interest on deferred compensation, as that term is defined in the Internal Revenue Code. Aon does not make any contribution, we do not fund the plan, and participants have an unsecured contractual commitment from Aon to pay the amounts due. When such amounts are due, payments will be made from our general assets.

Relocation Benefits

In 2014, we continued to provide relocation benefits resulting from Aon's relocation of its headquarters to London, United Kingdom to certain of our named executive officers. Relocation benefits are customary for expatriate assignments for Aon and other employers in our industry. The relocation packages for our named executive officers are intended to: keep them "whole" on a total rewards basis; be transparent and equitable; and reflect competitive practices and benchmarks of industry counterparts. The Compensation Committee periodically reviews the relocation packages of our executives.

Post-Termination Compensation

We believe that the provision of change-in-control severance agreements and other transitional compensation arrangements is critical to recruit talented employees and to secure the continued employment and dedication of our existing employees. All or nearly all of the companies with which we compete for talent have similar arrangements in place for their senior executives. While we consider these agreements to be necessary, the terms of these agreements are not considered as part of the compensation strategy when the Compensation Committee annually determines the compensation for the named executive officers. Additional information about post-termination compensation is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

Severance Agreements regarding Change-in-Control

Beginning in 2005, we entered into change-in-control severance agreements with certain of our key executive officers, including each of our named executive officers. The agreements are intended to secure the continued service and to ensure the dedication and objectivity of these executives in the event of an actual or threatened change-in-control of Aon. The agreements provide that covered executives receive certain severance benefits

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upon qualifying terminations of employment in connection with or within two years following a change-in-control of Aon. Thus, the agreements require a "double trigger"—a qualifying change-in-control of Aon and a qualifying termination of the executive's employment—in order for severance benefits to become payable.

None of the agreements for our named executive officers currently provide for excise tax gross-up protection in the event the executive becomes subject to tax under Section 280G of the Internal Revenue Code in connection with such double trigger. To better align with market practice, Aon removed such protection from its standard form of agreement for newly-hired or newly-promoted senior executives in years past.

Additional information regarding the change-in-control agreement for our named executive officers is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

Severance Benefits Pursuant to Employment Agreements

We have entered into agreements with certain executive officers that provide for post-employment severance benefits and transitional compensation if the officer's employment terminates for a qualifying event or circumstance unrelated to a change-in-control of Aon, such as being terminated without "cause" as such term is defined in the operative agreement. Additional information regarding such post-employment severance or transitional compensation for Mr. Case and the other named executive officers is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

Share Ownership Guidelines

Aon's share ownership guidelines are designed to increase executives' equity stakes in Aon and to align executives' interests more closely with those of our shareholders. The guidelines provide that the Chief Executive Officer should attain an investment position in Ordinary Shares equal to six times annual base salary and each other executive officer, including the remainder of our named executive officers, should attain an investment position in Ordinary Shares equal to three times annual base salary. The guidelines also set out equity retention rules generally requiring that net profit shares received upon the exercise of options to purchase Ordinary Shares, the vesting of restricted share units and the vesting of performance share units are retained until the required investment position is achieved. Ordinary Shares counted toward these guidelines include: any shares owned outright; shares owned through an Aon-sponsored savings or retirement plan; shares purchased through an Aon-sponsored employee share purchase plan; shares obtained through the exercise of share options; and shares issued upon the vesting of restricted share units or performance share units. Each of our named executive officers held the requisite number of shares under the guidelines as of December 31, 2014.

Additionally, Mr. Case agreed to maintain an investment position in Ordinary Shares equal to twenty times his annual base salary effective January 16, 2015 under his extended employment agreement, as described below in "Employment Agreements".

Role of the Compensation Consultant

The Compensation Committee has retained Frederic W. Cook & Co., Inc. as its independent executive compensation consultant. The role of the compensation consultant is described in this proxy statement under "Board of Directors and Committees—Organization and Compensation Committee—Relationship with Executive Compensation Consultant."

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EXECUTIVE COMPENSATION

The executive compensation disclosure contained in this section reflects compensation information for the years ended December 31, 2014, December 31, 2013 and December 31, 2012. The following Summary Compensation Table contains compensation information for: (1) Mr. Case, who served as our Chief Executive Officer during 2014, (2) Ms. Davies, who served as our Chief Financial Officer during 2014 and (3) Mr. McGill, Ms. Savacool and Mr. Lieb, who were our three other most highly compensated executive officers serving as of December 31, 2014. We refer to these five individuals in this proxy statement as our "named executive officers." No compensation information is provided for Mr. Lieb for 2013 or 2012, as he was not a named executive officer during those years.

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2014, 2013 AND 2012

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gregory C. Case	2014	1,500,000	—	9,880,303	—	1,950,000	—	661,337	13,991,640
President and Chief	2013	1,500,000	—	9,388,238	—	2,047,500	—	599,735	13,535,473
Executive Officer(1)	2012	1,500,000	—	8,989,184	—	1,917,500	—	316,386	12,723,070

Christa Davies	2014	800,000	—	3,486,028	—	991,250	—	778,113	6,055,391
Executive Vice President	2013	800,000	—	3,143,796	—	1,040,000	—	1,248,535	6,232,331
and Chief Financial Officer	2012	800,000	—	8,903,565	—	890,500	—	798,884	11,392,949

Stephen P. McGill	2014	1,100,000	—	5,088,644	—	1,235,000	—	174,503	7,598,147
Group President—Aon plc,	2013	1,100,000	—	4,435,368	—	1,300,000	—	817,251	7,652,619
Chairman and Chief Executive Officer—Risk Solutions	2012	1,100,000	—	4,450,636	—	1,040,000	—	473,427	7,064,063

Kristi Savacool	2014	800,000	—	2,247,924	—	526,500	—	31,973	3,606,397
Chief Executive Officer—	2013	800,000	—	2,226,451	—	552,500	—	31,128	3,610,079
Aon Hewitt	2012	800,000	—	2,260,275	—	536,250	—	25,000	3,621,525

Peter Lieb	2014	700,000	—	2,474,296	—	494,000	8,125	735,006	4,411,427
Executive Vice President, General Counsel and Company Secretary

(1)
Mr. Case also served as a director of Aon in each of the years shown, but received no additional compensation for such service.

Bonus (Column (d))

None of the named executive officers received any payments in the years reported that would be characterized as "bonus" payments under the rules of the SEC. Annual cash bonuses earned by the named executive officers in the years shown as short-term incentive compensation are shown in column (g) "Non-Equity Incentive Plan Compensation."

Stock Awards (Column (e))

The amounts shown reflect the aggregate grant date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("ASC Topic 718") for grants made in 2014, 2013 and 2012, respectively, of restricted share unit awards and performance share unit awards granted to the named executive officers pursuant to the Shareholder-

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Approved Plan"), and its sub-plans, disregarding adjustments for forfeiture assumptions, and do not reflect amounts actually paid to, or realized by, the named executive officers in the years shown, or any prior years.

For awards granted under the LPP, the performance share units are calculated in accordance with ASC Topic 718 based on the probable outcome of the performance conditions at the time of grant. Set forth below are the grant date fair values of the performance share unit awards granted under the LPP calculated assuming (i) the probable outcome of the performance conditions for each program, which amount is included in column (e) of this Summary Compensation Table and (ii) achievement of the maximum levels of performance (which is the dollar value attributed to the original award multiplied by 200% for each year shown for the LPP).

Name	Year	Grant Date Fair Value of Performance Share Unit Awards Assuming Probable Outcomes under LPP ($)	Grant Date Fair Value of Performance Share Unit Awards Assuming Achievement of Maximum Performance Levels under LPP ($)
Gregory C. Case	2014	8,777,768	17,555,535
	2013	8,355,740	16,711,479
	2012	8,289,170	16,578,339

Christa Davies	2014	2,926,059	5,852,119
	2013	2,664,310	5,328,619
	2012	8,431,056	16,862,112

Stephen P. McGill	2014	4,388,619	8,777,238
	2013	3,875,375	7,750,751
	2012	3,855,613	7,711,225

Kristi Savacool	2014	1,950,443	3,900,887
	2013	1,937,717	3,875,433
	2012	1,927,783	3,855,565

Peter Lieb	2014	2,194,269	4,388,538

The amounts shown in the table above reflect the aggregate grant date fair value for these awards computed in accordance with ASC Topic 718, and do not correspond to the actual value that will be recognized by the named executive officers. For further information on the share awards granted in 2014, see the Grants of Plan-Based Awards in Fiscal Year 2014 table below.

Non-Equity Incentive Plan Compensation (Column (g))

In the first quarter of 2015, the Compensation Committee granted the following awards under the Shareholder-Approved Plan based on the achievement of certain performance measures by the named executive officers during 2014: Mr. Case, $3,000,000; Ms. Davies, $1,525,000; Mr. McGill, $1,900,000; Ms. Savacool, $810,000; and Mr. Lieb $760,000. In accordance with the terms of the ISP, which is applicable to awards paid for 2014 service, all of the named executive officers receiving these awards were paid: (a) 65% of the awards in cash, and (b) 35% of the awards in the form of restricted share units under the ISP.

The amounts shown in column (g) for each of 2014, 2013 and 2012 reflect the cash portion of the awards paid to the named executive officers for performance in those years. The following amounts of restricted share units represent the restricted share unit portion of these awards related to fiscal year 2014 performance awarded in February 2015: Mr. Case, 10,464; Ms. Davies, 5,323;Mr. McGill, 6,631; Ms. Savacool, 2,827; and Mr. Lieb, 2,653. To the extent these individuals are again designated as our named executive officers in future years, all of these restricted share units will be shown in our Grants of Plan-Based Awards Table and our Outstanding Equity Awards at

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Fiscal Year-End Table and the applicable grant date fair value for these restricted share units will be included in the amount in column (e) for 2015 compensation in future executive compensation disclosures that present information for the fiscal year ending December 31, 2015. For further information on the terms of the ISP, see the section entitled "Analysis of 2014 Key Compensation Decisions" in the Compensation Discussion and Analysis. For awards paid for service in 2012 and 2013 as set forth in column (g), the named executive officers that received such awards were paid 65% of the awards in cash and 35% in the form of restricted share units under the ISP.

Change in Pension Value and Nonqualified Deferred Compensation (Column (h))

Mr. Lieb is the only named executive officer who has participated in the Deferred Compensation Plan. For the amounts deferred prior to January 1, 2014, the investment options under the Deferred Compensation Plan include a fixed annual rate of 6%. The amount included in this column represents the difference between the interest rate used to calculate earnings under this fixed return and 120% of the applicable federal long-term rate.

All Other Compensation (Column (i))

For 2014, the amounts reported as "All Other Compensation" consist of the following components:

Name	Company Contributions ($)	Perquisites ($)	Other ($)	Tax Reimbursements ($)	Total ($)
	(a)	(b)	(c)	(d)
Gregory C. Case	25,200	48,380	587,757	—	661,337
Christa Davies	25,200	119,383	519,756	113,774	778,113
Stephen P. McGill	25,200	28,565	120,738	—	174,503
Kristi Savacool	25,200	6,773	—	—	31,973
Peter Lieb	25,200	53,987	539,135	116,684	735,006

Company Contributions (Column (a))

The amounts shown in the "Company Contributions" column represent for each of the named executive officers, (i) a contribution by Aon of $15,600 to the Aon Savings Plan, a defined contribution plan; and (ii) a contribution to the Aon Supplemental Savings Plan, a non-qualified defined contribution plan, of $9,600 for each named executive officer.

Perquisites (Column (b))

In connection with the redomestication, certain of our named executive officers agreed to relocate to London, United Kingdom. Relocation benefits are customary for expatriate assignments for the Company and other employers in its industry. The relocation packages approved are intended to keep the transferred executives "whole" on a total rewards basis, be transparent and equitable and reflect competitive practices and benchmarks of industry counterparts.

For schooling assistance, household goods move, tax preparation services and housing related costs, the amounts included as compensation are the amounts actually paid by Aon to third parties in connection with the named executive officer's eligible dependents schooling, to assist the named executive officer in moving his or her household goods in connection with his or her international assignment, to assist the named executive officer in preparing his or her tax returns or in connection with securing housing for the named executive officer and his or her family in London.

PROXY STATEMENT

In 2014, the Company provided perquisites related to the relocation as follows:

Name	Schooling Assistance ($)	Household Goods Move ($)	Tax Preparation Services ($)	Housing Related Costs ($)
Gregory C. Case	—	—	✓	—
Christa Davies	46,558	✓	26,435	✓
Stephen P. McGill	—	—	✓	—
Peter Lieb	—	✓	44,950	✓

A check mark in the table above indicates that the named executive officer received the perquisite, but the amount is not required to be separately quantified. For a description of cash allowances and cash bonuses paid to our named executive officers in connection with the relocation, see "—Other (Column (c))" below.

We maintain an arrangement with Net Jets, which our executive officers are not eligible to use for personal travel. Infrequently, spouses and guests of our named executive officers accompany the executive when a NetJets flight is already going to a specific destination for a business purpose. This has a minimal cost to the Company and, where applicable, the direct variable costs associated with the additional passenger are included in determining the aggregate incremental cost to Aon. For Mr. Case and Mr. McGill, the perquisite column includes amounts related to such accompanied travel.

The amount included in "All Other Compensation" above for Ms. Davies includes a one-time cash payment to Ms. Davies intended to offset the economic loss in connection with an administrative processing error for certain equity awards.

Mr. Case, Ms. Davies, Mr. McGill and Ms. Savacool participated in Aon's executive health screening program in 2014 and Mr. Case participated in 2014 in our executive paid life insurance program. The amount included in "All Other Compensation" is the actual cost to Aon of the named executive officer's use of this program.

Other (Column (c))

In connection with their relocation to London, our relocated named executive officers are also entitled to additional cash compensation in accordance with the terms of their relocation letters and our relocation programs. Allowances became payable to the named executive officers beginning on the date the named executive officer's foreign assignment began, and terminate at the end of the foreign assignment. Pursuant to the amended relocation letters, effective July 1, 2014, the housing allowance and cost of living allowance for Ms. Davies, Mr. Lieb and Mr. McGill are subject to quarterly adjustment based upon foreign exchange rate fluctuations. The following table sets forth the additional compensation received by the named executive officers with respect to 2014 service:

Name	Housing Allowance ($)	Cost of Living Allowance ($)	Foreign Service Allowance ($)	Home Leave Allowance ($)	Transportation Allowance ($)
Gregory C. Case	359,007	93,750	135,000	—	—
Christa Davies	279,022	97,238	120,000	—	23,496
Peter Lieb	279,022	97,238	99,375	40,000	23,500
Stephen P. McGill	—	97,238	—	—	23,500

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Tax Reimbursements (Column (d))

In connection with their relocation to London, United Kingdom, Ms. Davies, Mr. Lieb and Mr. McGill are entitled to receive a tax equalization benefit designed to equalize the income tax paid by the executive so that his or her total income and social tax costs related to any earnings from the Company while on the international assignment (including earnings related to granting or vesting of equity-based awards) will be no more than an amount the executive would have paid had all of the earnings been taxable solely pursuant to U.S. income and social tax laws.

The tax equalization benefit caps the executive's total income and social tax exposure to what he or she would be taxed on earnings from the Company under the U.S. tax laws (as compared to the U.K. tax laws as in existence from time to time).

In connection with the extension of their international assignment letters on July 1, 2014, for Ms. Davies, Mr. Lieb and Mr. McGill, schooling assistance and allowances for housing, cost of living, home leave and transportation are grossed up for applicable U.S. taxes.

The amounts shown in column (d) above in the "All Other Compensation" table represent Aon's calculation of the excess United Kingdom taxes paid above the hypothetical tax that the named executive officer would have paid had he or she not been relocated to London, United Kingdom and the amount paid by Aon to gross up applicable U.S. taxes on eligible relocation compensation.

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GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2014

The following table provides information on non-equity incentive plan awards, restricted share unit awards and performance share unit awards granted in 2014 to each of the named executive officers.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underling Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards						Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gregory C. Case	—	—	3,000,000	9,000,000	—	—	—	—	—	—	—
	2/14/2014	—	—	—	—	—	—	12,936(1)	—	—	1,102,535
	3/14/2014	—	—	—	53,944	107,888	215,776	—	—	—	8,777,768

Christa Davies	—	—	1,380,000	4,140,000	—	—	—	—	—	—	—
	2/13/2014	—	—	—	—	—	—	6,641(1)	—	—	559,969
	3/13/2014	—	—	—	15,024	30,048	60,096	—	—	—	2,438,095
	3/20/2014	—	—	—	2,927	5,853	11,706	—	—	—	487,965

Stephen P. McGill	—	—	1,925,000	5,775,000	—	—	—	—	—	—	—
	2/13/2014	—	—	—	—	—	—	8,302(1)	—	—	700,025
	3/13/2014	—	—	—	27,044	54,087	108,174	—	—	—	4,388,619

Kristi Savacool	—	—	800,000	2,400,000	—	—	—	—	—	—	—
	2/13/2014	—	—	—	—	—	—	3,528(1)	—	—	297,481
	3/13/2014	—	—	—	12,019	24,038	48,076	—	—	—	1,950,443

Peter Lieb	—	—	799,375	2,398,125	—	—	—	—	—	—	—
	2/13/2014	—	—	—	—	—	—	3,321(1)	—	—	280,027
	3/13/2014	—	—	—	13,522	27,043	54,086	—	—	—	2,194,269

(1)
This amount represents the restricted share unit portion of the named executive officer's incentive bonus earned in 2013 and granted in 2014 under the ISP pursuant to the terms of the Shareholder-Approved Plan for 2013 service. Annual bonus eligibility for 2013 service for any executive officer was capped at $10 million under the Shareholder-Approved Plan. Within the framework of the Shareholder-Approved Plan, we set bonus eligibility for 2013 incentive bonuses for our named executive officers as follows: the target amount of each executive's bonus as a percentage of base salary was 200% for Mr. Case, 175% for Mr. McGill, 150% for Ms. Davies and 100% for Mr. Lieb and Ms. Savacool; the bonus range was capped at 600% for Mr. Case, 525% for Mr. McGill, 450% for Ms. Davies and 300% for Mr. Lieb and Ms. Savacool. The determination of the actual bonus amount payable was determined based, among other things, on Aon's performance overall, the performance of the executive's business unit and individual performance.

These restricted share units will vest in installments of 33 1/3% on the first through third anniversaries of the date of grant. Dividend equivalents are paid quarterly in cash on unvested restricted share units granted pursuant to the ISP and voting rights do not attach to any unvested restricted share units. See "Performance-Based Annual Bonus" in the Compensation Discussion and Analysis for information on the terms of these plans applicable to 2014 performance.

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Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Columns (c), (d) and (e))

The amounts shown reflect the incentive plan awards for 2014 service made to each named executive officer under the Shareholder-Approved Plan. The amounts shown in column (d) represent the target payment level of 200% for Mr. Case, 175% for Mr. McGill, 150% for Ms. Davies, 100% for Mr. Lieb and Ms. Savacool of their base salary and the amounts shown in column (e) reflect the maximum payment level of the lesser of three times the target incentive amount or $10,000,000 as provided by the terms of the Shareholder-Approved Plan. For Ms. Davies and Mr. Lieb, the annual foreign service allowance is included with base salary in determining their bonus targets.

The Shareholder-Approved Plan does not contain a threshold payment level for each named executive officer. If pre-established performance measures are not met, no payments are made.

The amounts in columns (d) and (e) represent 100% of the target and maximum payment levels of the award; however, pursuant to the terms of the ISP for 2014 service, the awards granted to the named executive officers were paid 65% in cash and 35% in restricted share units. The actual cash portions paid to the named executive officers are set forth in column (g) "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table. The actual restricted share unit portions of the awards granted to the named executive officers are set forth in the footnote to column (g) "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table.

For more information regarding the terms of the Shareholder-Approved Plan, see the section entitled "Analysis of 2014 Key Compensation Decisions" in the Compensation Discussion and Analysis.

Estimated Possible Payouts Under Equity Incentive Plan Awards (Columns (f), (g) and (h))

The amounts shown in columns (f), (g) and (h) represent the threshold, target and maximum payout levels of performance share units granted to certain of the named executive officers pursuant to Aon's LPP 9 that will be earned and settled in Ordinary Shares if certain performance criteria are achieved during the 2014 to 2016 performance period. As the potential payments are dependent on the achievement of certain performance criteria, actual payouts could differ by a significant amount. For more information regarding the terms of these performance share units and the LPP 9, see the section entitled "Analysis of 2014 Key Compensation Decisions" in the Compensation Discussion and Analysis.

Grant Date Fair Value of Stock and Option Awards (Column (l))

The amounts shown in column (l) are the grant date fair values of the various awards. The grant date fair value generally reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 and, with respect to the performance share unit awards granted under the LPP, is based on the probable outcome of the performance-based conditions at the time of grant. These amounts do not correspond to the actual value (if any) that may be recognized by the named executive officers.

EMPLOYMENT AGREEMENTS AND OTHER COMPENSATION ARRANGEMENTS

Each of the named executive officers has entered into an Employment Agreement with Aon that addresses the payments and benefits these individuals will receive under various termination scenarios. These payments and benefits are described in the section entitled "Potential Payments on Termination or Change-in-Control" set forth in this proxy statement. Non-competition and non-solicitation covenants apply to each of the named executive officers for a period of two years, in each case following the termination of employment of such executive without regard to the reason for such termination.

In addition to the employment agreements, each of the named executive officers has entered into a severance agreement with Aon. Please see the section entitled "Potential Payments on Termination or Change-in-Control" of this proxy statement for a description of these agreements.

PROXY STATEMENT

Mr. Case's Employment Agreement

Aon has entered into an Amended and Restated Employment Agreement with Gregory C. Case, our President and Chief Executive Officer, dated January 16, 2015, which commenced January 16, 2015 and will expire April 1, 2020 unless terminated earlier. The agreement provides that Mr. Case will be employed as Aon's President and Chief Executive Officer. The agreement also provides that Mr. Case will be nominated for re-election as a member of the Board at each annual meeting of shareholders during the period of his employment.

The agreement provides for an initial base salary of $1,500,000, subject to adjustment at the discretion of the Board, a target annual incentive bonus of not less than 200% of his base salary and an annual incentive bonus of up to 300% of the target annual incentive bonus, subject to the cap established under the Shareholder-Approved Plan. The Board retains the discretion to determine Mr. Case's actual bonus payment.

Pursuant to the agreement, in March 2015, Mr. Case received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2015 and ending December 31, 2017 with a grant date target value of $15,000,000. This award is an addition to his regular annual long-term incentive award, and will be earned based upon the same performance criteria and weightings as his regular annual long-term incentive award, which was also the same for other participants in the LPP for the performance period.

In addition, the agreement provides that Mr. Case will be provided with life insurance coverage in an amount no less than $5,000,000 during the term of the agreement.

Ms. Davies' Employment Agreement

Aon has entered into an Employment Agreement with Christa Davies, our Executive Vice President and Chief Financial Officer, dated as of October 3, 2007, which was amended on March 27, 2012 and February 20, 2015 and which expires on April 1, 2020. The agreement, as amended, provides that Ms. Davies will be employed as Aon's Executive Vice President and Chief Financial Officer. The agreement, as amended, provides for a base salary of no less than $800,000, subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board, and a target annual incentive bonus of 150% of her base salary.

Pursuant to each amendment, Ms. Davies received an additional award pursuant to Aon's LPP for the performance period beginning on January 1 of the year of the amendment, each with a grant date target value of $6,000,000. These awards are an addition to her regular annual long-term incentive awards, and will be earned based upon the same performance criteria and weightings as her regular annual long-term incentive award, which was also the same for other participants in the LPP for the performance period.

Mr. McGill's Employment Agreement

Aon entered into an Employment Agreement with Stephen P. McGill, our Group President—Aon plc, Chairman and Chief Executive Officer of Aon Risk Solutions, dated December 7, 2010, which commenced effective as of November 18, 2010 and will expire November 18, 2015, unless terminated earlier. The agreement provides that Mr. McGill will be employed as the Chairman and Chief Executive Officer of Aon Risk Solutions. The agreement provides for a base salary of no less than $1,100,000, subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board. The Board retains the discretion to determine Mr. McGill's actual bonus payment.

Pursuant to the agreement, Mr. McGill received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2011 and ending December 31, 2013 with a grant date target value of $6 million. This award was in addition to his regular annual long-term incentive award, and was earned based on the same performance criteria as his regular annual long-term incentive award, which was also the same for other participants in the LPP for the performance period. This award was settled in February 2014.

PROXY STATEMENT

Ms. Savacool's Employment Agreement

Aon has entered into an Amended and Restated Employment Agreement with Kristi Savacool, the Chief Executive Officer of Aon Hewitt dated as of February 25, 2015, which commenced February 25 and will expire on April 1, 2020 unless terminated earlier. The agreement provides for a base salary of no less than $800,000, subject to adjustment, and a target annual incentive bonus of 100% of her base salary, subject to a cap of 300% of her base salary.

Pursuant to the agreement, in March 2015, Ms. Savacool received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2015 and ending December 31, 2017 with a grant date target value of $2,500,000. This award is an addition to her regular annual long-term incentive award, and will be earned based upon the same performance criteria and weightings as his regular annual long-term incentive award, which was also the same for other participants in the LPP for the performance period.

Mr. Lieb's Employment Agreement

Aon entered into an Employment Agreement with Peter M. Lieb, our Executive Vice President, General Counsel and Company Secretary, dated as of January 1, 2014 that expires on January 1, 2019, unless terminated earlier. The agreement replaces Aon's prior agreement with Mr. Lieb and provides for a base salary of no less than $700,000, subject to adjustment, and a target annual incentive bonus of 100% of his base salary, subject to a cap of 300% of his base salary.

Pursuant to the agreement, Mr. Lieb received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2014 and ending December 31, 2016 with a grant date target value of $750,000. This award is an addition to his regular annual long-term incentive award and will be earned based on the same performance criteria and weightings as his regular annual long-term incentive award, which was also the same for other participants in the LPP for the performance period.

International Assignment Letters

In connection with the redomestication, in 2012, Aon entered into international assignment letters with each of Mr. Case, Ms. Davies, Mr. Lieb and Mr. McGill. The letter describes the international assignment and sets forth the relocation benefits to the executive, which are described below. The letter is not intended to diminish the rights of the executive under his or her current employment arrangement; however, the letter provides by its terms that the executive's acceptance of the international assignment, and repatriation thereafter, shall not give rise to any right to terminate for good reason (as such term is defined in the executive's employment agreement, if applicable). The letters will only remain in effect during the international assignment, and were amended and extended on July 1, 2014 for an additional two years.

Depending on each executive's personal circumstances, and as disclosed in the tables above, the relocation packages generally provide some or all of the following benefits:

•
A monthly housing allowance of approximately (a) for Mr. Case, $28,000 prior to July 1, 2014, $31,800 from July 2014 to July 2015 and $33,400 after July 2015; and (b) for Ms. Davies and Mr. Lieb, $21,000 prior to July 1, 2014, $23,900 from July 2014 to July 2015 and $25,000 after July 2015;

•
A monthly cost of living differential of $7,500 prior to July 1, 2014 and $8,125 after July 1, 2014;

•
A monthly foreign service allowance of up to the monthly equivalent of 15% of the executive's annual base salary as of January 12, 2012;

•
A monthly transportation allowance of approximately $2,000;

PROXY STATEMENT

•
An annual home leave benefit;

•
Eligible dependents' schooling assistance, including tuition and application fees;

•
A tax equalization benefit designed to equalize the income tax paid by the executive so that his or her total income and social tax costs related to any earnings from the Company while on the international assignment (including earnings related to granting or vesting of equity-based awards) will be no more than an amount the executive would have paid had all of the earnings been taxable solely pursuant to the U.S. income and social tax laws;

•
Effective July 1, 2014, a tax gross-up on schooling assistance and allowances related to housing, cost of living, home leave and transportation; and

•
Enhanced tax preparation and planning and expatriate services for the tax years covered by the international assignment or for which international earnings are taxed by the host country.

All of the relocation benefits are subject to recoupment if the executive officer resigns employment with the Company within two years of commencing the international assignment, or twelve months after the end thereof, and becomes employed by a direct competitor of the Company.

PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

The following table sets forth information regarding outstanding share options, restricted share units and performance share units held by each of the named executive officers on December 31, 2014. See "Potential Payments on Termination or Change-in-Control" for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

		Option Awards					Stock Awards
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory C. Case	4/4/2005	1,000,000	—	—	22.8600	4/4/2015	—	—	—	—
	3/20/2009	107,582	—	—	39.0400	3/20/2015	—	—	—	—
	2/17/2012(2)	—	—	—	—	—	4,899	464,572	—	—
	3/16/2012(3)	—	—	—	—	—	351,236	33,307,710	—	—
	2/15/2013(2)	—	—	—	—	—	12,076	1,145,167	—	—
	3/15/2013(4)	—	—	—	—	—	—	—	287,980	27,309,143
	2/14/2014(2)	—	—	—	—	—	12,936	1,226,721	—	—
	3/14/2014(4)	—	—	—	—	—	—	—	215,776	20,462,038

Christa Davies	11/12/2007	100,000	—	—	45.8950	11/12/2017	—	—	—	—
	3/19/2009	34,678	—	—	38.9300	3/19/2015	—	—	—	—
	2/16/2012(2)	—	—	—	—	—	3,311	313,982	—	—
	3/15/2012(3)	—	—	—	—	—	112,176	10,637,650
	3/27/2012(3)	—	—	—	—	—	246,812	23,405,182
	2/14/2013(2)	—	—	—	—	—	5,578	528,962	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	91,620	8,688,325
	2/13/2014(2)						6,641	629,766
	3/13/2014(4)	—	—	—	—	—	—	—	60,096	5,698,904
	3/20/2014(4)	—	—	—	—	—	—	—	11,706	1,110,080

Stephen P. McGill	5/15/2005(2)	—	—	—	—	—	27,500	2,607,825	—	—
	2/16/2012(2)	—	—	—	—	—	4,170	395,441	—	—
	3/15/2012(3)	—	—	—	—	—	163,166	15,473,032	—	—
	2/14/2013(2)	—	—	—	—	—	6,515	617,817	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	133,266	12,637,615
	2/13/2014(2)	—	—	—	—	—	8,302	787,279	—	—
	3/13/2014(4)	—	—	—	—	—	—	—	108,174	10,258,140

Kristi Savacool	2/16/2012(2)	—	—	—	—	—	2,330	220,954	—	—
	3/15/2012(3)	—	—	—	—	—	81,582	7,736,421	—	—
	2/14/2013(2)	—	—	—	—	—	3,359	318,534	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	66,634	6,318,902
	2/13/2014(2)	—	—	—	—	—	3,528	334,560	—	—
	3/13/2014(4)	—	—	—	—	—	—	—	48,076	4,559,047

Peter Lieb	7/15/2009	25,000	—	—	37.93	7/15/2019	—	—	—	—
	2/16/2012(2)	—	—	—	—	—	1,532	145,280	—	—
	3/15/2012(3)	—	—	—	—	—	61,188	5,802,458	—	—
	2/14/2013(2)	—	—	—	—	—	2,850	270,266	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	49,976	4,739,224
	2/13/2014(2)	—	—	—	—	—	3,321	314,930	—	—
	3/13/2014(4)	—	—	—	—	—	—	—	54,086	5,128,975

(1)
For options issued prior to January 1, 2009, the exercise price was determined by averaging the high and low selling prices of a share of common stock of Aon Corporation, predecessor to Aon plc, on the NYSE on the grant date. For options issued after that date, the exercise price is determined using the closing price of a share of Aon Corporation common stock on the NYSE on the grant date.

PROXY STATEMENT

(2)
The vesting schedule for the restricted share units, other than performance share units, held by each named executive officer is as follows:

Vesting Date	Gregory C. Case	Christa Davies	Stephen McGill	Kristi Savacool	Peter Lieb
2/13/2015	—	2,213	2,767	1,176	1,107
2/14/2015	4,312	2,789	3,258	1,680	1,425
2/15/2015	6,038	—	—	—	—
2/16/2015	—	3,311	4,170	2,330	1,532
2/16/2015	—	—	—	—	—
2/17/2015	4,899	—	—	—	—
5/15/2015	—	—	27,500	—	—
2/13/2016	—	2,214	2,767	1,176	1,107
2/14/2016	4,312	2,789	3,257	1,679	1,425
2/15/2016	6,038	—	—	—	—
2/13/2017		2,214	2,768	1,176	1,107
2/14/2017	4,312	—	—	—	—

TOTAL	29,911	15,530	46,487	9,217	7,703

(3)
The performance share units convert into Ordinary Shares on a one-to-one basis after the conclusion of a three-year performance period. For performance share units with a 3/15/2012, 3/16/2012 or 3/27/2012 grant date, the three-year performance period ended on December 31, 2014. These performance share units were subsequently settled into Ordinary Shares on February 19, 2015.

(4)
The performance share units convert into Ordinary Shares on a one-to-one basis after the conclusion of a three-year performance period. For the LPP, a pre-established cumulative earnings per share target as certified by the Compensation Committee in the first quarter of the following year after the performance period has ended must be met. For LPP performance share units with a 3/14/2013 or 3/15/2013 grant date, the three-year performance period ends on December 31, 2015 and for LPP performance share units with a 3/13/2014, 3/14/2014 or 3/20/2014 grant date, the three-year performance period ends on December 31, 2016.

If the minimum or threshold performance is not attained, the performance share units will be forfeited. In this table the maximum number of performance share units is shown for all outstanding LPP cycles, as each cycle is currently tracking at or above target payout levels. The market value is calculated using $94.83, the closing price of an Ordinary Share on the NYSE on December 31, 2014. If Aon does not attain the maximum cumulative target over the three-year period, the number of Ordinary Shares received by the named executive officers upon settlement will be reduced.

PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2014

The following table sets forth (1) the number of Ordinary Shares acquired during 2014 by our named executive officers upon the exercise of share options, the vesting of restricted share unit awards and the settlement of performance share unit awards, and (2) the value realized upon such exercise, vesting or settlement.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
(a)	(b)	(c)	(d)	(e)
Gregory C. Case	96,432	4,301,157	219,590	18,529,141
Christa Davies	—	—	76,046	6,420,263
Stephen P. McGill	46,237	2,221,305	242,699	20,498,686
Kristi Savacool	—	—	28,136	2,375,795
Peter Lieb	—	—	52,556	4,495,587

(1)
The amounts shown in column (b) reflect the aggregate number of Ordinary Shares underlying options that were exercised in 2014.

(2)
Calculated by multiplying (a) the difference between (i) the market price of Ordinary Shares on the exercise date, and (ii) the exercise price of the options, by (b) the number of Ordinary Shares acquired upon exercise.

(3)
Represents (a) the vesting of restricted share units granted under the Shareholder-Approved Plan and (b) the settlement of performance share unit awards granted under the LPP on March 17, 2011 for each of the named executive officers other than Mr. Case who received this grant on March 18, 2011, for the three-year performance period ending on December 31, 2013, which were converted into Ordinary Shares on February 13, 2014. Of the amounts shown, the following aggregate number of Ordinary Shares were withheld to pay taxes due in connection with the vesting: Mr. Case, 101,356 shares; Ms. Davies, 33,963 shares; Mr. McGill, 111,598 shares; Ms. Savacool, 11,645 shares; and Mr. Lieb 22,660 shares.

(4)
Calculated by multiplying (a) the fair market value of Ordinary Shares on the vesting date, which was determined using the closing price on the NYSE of an Ordinary Share on the date of vesting or, if such day is a holiday, on the immediately preceding working day, by (b) the number of Ordinary Shares acquired upon vesting.

NONQUALIFIED DEFERRED COMPENSATION IN FISCAL YEAR 2014

The table below shows any executive contributions, contributions by Aon, earnings, withdrawals and account balances for the named executive officers with respect to each of the following non-qualified savings plans of Aon:

•
the Aon Deferred Compensation Plan, referred to as the "Deferred Compensation Plan," and

•
the Aon Supplemental Savings Plan, referred to as the "Supplemental Savings Plan."

PROXY STATEMENT

See the section entitled "Executive and Relocation Benefits" in the Compensation Discussion and Analysis and the narratives set forth below the following table for additional information on these plans.

Name	Name of Plan	Executive Contributions in Last Fiscal Year ($)	Aon Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
	(a)	(b)	(c)	(d)	(e)	(f)
Gregory C. Case	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,600	951	—	95,320

Christa Davies	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,600	2,444	—	83,727

Stephen P. McGill	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,600	822	—	44,759

Kristi Savacool	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,600	3,258	—	47,283

Peter Lieb	Deferred Compensation Plan	19,250	—	25,131	—	461,038
	Supplemental Savings Plan	—	9,600	6,149	—	48,199

(1)
These amounts are included in "All Other Compensation" for 2014 in the Summary Compensation Table.

(2)
In November 2013, Aon changed investment options available under the Deferred Compensation Plan to include a fixed annual return of 6%. Of the amount shown in this column, $8,125 was included as 2014 compensation for Mr. Lieb in the Summary Compensation Table as above-market earnings. Otherwise, no amounts in this column are included as 2014 compensation in the Summary Compensation Table.

(3)
The following table provides the amount reported in the "Aggregate Balance at Last Fiscal Year End" column for each named executive officer that has been previously reported as compensation in the Summary Compensation Tables for 2014, 2013 and 2012.

Name	Name of Plan	Amount Included in 2014 Compensation in Summary Compensation Table ($)	Amount Included in 2013 Compensation in Summary Compensation Table ($)	Amount Included in 2012 Compensation in Summary Compensation Table ($)
Gregory C. Case	Supplemental Savings Plan	9,600	9,800	10,000
Christa Davies	Supplemental Savings Plan	9,600	9,800	10,000
Stephen P. McGill	Supplemental Savings Plan	9,600	9,800	10,000
Kristi Savacool	Supplemental Savings Plan	9,600	9,800	10,000
Peter Lieb	Supplemental Savings Plan	9,600	N/A	N/A
	Deferred Compensation Plan	8,125	N/A	N/A

(a)
The compensation of Mr. Lieb was not reported in a Summary Compensation Table in 2013 or 2012.

Aon Deferred Compensation Plan ("Deferred Compensation Plan")

The Deferred Compensation Plan is an unfunded, unsecured nonqualified deferred compensation program that allows participants to defer:

•
Up to 75% of their base salary;

•
All or a portion of their annual performance bonus; and

•
Up to 75% of other earnings, including certain hiring, retention or non-performance bonuses.

Aon does not make any company contributions to the Deferred Compensation Plan. The aggregate balances shown above represent amounts that the named executive officers earned but elected to defer, plus earnings or losses. Deferrals may be allocated among a choice of three valuation funds that are used to determine investment gains or losses credited to the accumulated

PROXY STATEMENT

account balance. Participants can change their investment selections on a going-forward basis by contacting the Plan's administrator.

When participants elect to defer amounts into the Deferred Compensation Plan, they must also select when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year, whether or not employment has then ended, or after the executive's retirement or termination.

Participants who elect to have distributions made in a specific year must choose a payout date that is at least three years after the date of the first deferral election, and can elect to receive a single, lump-sum payment or up to five annual installments. Distributions begin as soon as practicable after February 28 of the elected calendar year. Participants who elect to have distributions made at retirement or termination can elect to receive a single, lump-sum payment or up to ten annual installments. Payments commence as soon as practicable after February 28 of the year following termination of employment, unless they are considered a "key employee" under Section 409A of the Internal Revenue Code, in which case payment is delayed at least six months after date of termination.

Aon Supplemental Savings Plan ("Supplemental Savings Plan")

The named executive officers may, similar to all U.S. employees hired in 2004 or later, participate at their election in the Aon Savings Plan, a defined contribution 401(k) plan (the "Aon Savings Plan"). The Aon Supplemental Savings Plan was created to provide matching and other company allocations similar to those that participants in the Aon Savings Plan would have received had the Internal Revenue Code limits not restricted contributions under the Aon Savings Plan. Participants eligible for Aon Savings Plan matching contributions who are active at the end of the plan year and who attain the IRS 401(k) contribution limit and compensation limit (or participate in the Deferred Compensation Plan) receive supplemental allocations to the Supplemental Savings Plan based on their years of service and their match eligible compensation in excess of the IRS limit or Deferred Compensation Plan deferrals (to a combined plan limit of $500,000). Distributions from the Supplemental Savings Plan must begin at the earlier of retirement or age 65.

Each of the named executive officers participated in the Supplemental Savings Plan in 2014. If the named executive officer contributes the maximum permissible amount to the Aon Savings Plan, the Supplemental Savings Plan provides for a company allocation as a percentage of compensation in excess of the IRS limit ($260,000 in 2014), with such compensation capped at $500,000. The percentage allocation varies by length of service but in the first four years of employment the allocation percentage is 3% and increases to 6% after 15 years of service. Aon made the following allocations for 2014 to the respective accounts of each of Mr. Case, Ms. Davies, Mr. McGill, Ms. Savacool and Mr. Lieb: a matching contribution to each named executive officer's account under the Aon Savings Plan of $15,600, and an allocation to the Aon Supplemental Savings Plan account of $9,600.

Going forward, each of the named executive officers will continue to be eligible for the Aon Savings Plan and the associated Supplemental Savings Plan.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE-IN-CONTROL

Severance Agreements

Aon has entered into severance agreements, as amended, which we refer to as "Tier 1 Agreements," with certain of its key executive officers, including each of the named executive officers. We refer to these officers as "Tier 1 Executives."

The Tier 1 Agreements are intended to secure the continued service and to ensure the dedication and objectivity of the Tier 1 Executives in the event of an actual or threatened change-in-control (as defined below) of Aon.

The Tier 1 Agreement between Aon and each Tier 1 Executive provides that the executive receives the following severance benefits upon qualifying terminations (as defined below) of employment in

PROXY STATEMENT

connection with or within two years following a change-in-control of Aon: (a) the executive's base salary through the date of termination, a pro-rated bonus based upon the executive's average annual cash incentive for the preceding three years; (b) for Tier 1 Executives other than Mr. Case, two times the sum of: (i) the executive's annual base salary in effect on the date of termination; and (ii) the executive's average incentive compensation over the previous two years (with regard to Mr. Case, three times the sum of (i) his highest annual base salary in effect during the twelve-month period prior to the date of termination; and (ii) his target annual incentive bonus for the fiscal year in which the date of termination occurs); (c) the amount forfeited by the executive under any qualified defined contribution plan as a result of the executive's termination; and (d) the executive's accrued benefits under Aon's nonqualified benefit plans, which shall vest and be payable with two additional years of age and service credit and, in the case of the Supplemental Savings Plan, two additional years of plan contributions (with regard to Mr. Case, three additional years of age and service credit and, in the case of the Supplemental Savings Plan, three additional years of plan contributions). In addition, pursuant to the terms of Mr. Case's severance agreement, Aon is required to pay Mr. Case a lump sum cash amount equal to the actuarial equivalent of Mr. Case's accrued benefits under Aon's nonqualified benefit plans within 30 days of his termination of employment with Aon. Qualifying terminations consist of termination by Aon other than for cause (as defined in the Tier 1 Agreements) or by the executive for good reason (as defined in the Tier 1 Agreements), in each case in connection with or within two years following a change-in-control of Aon.

As defined in the Tier 1 Agreements:

•
"Good reason" means: (1) a material adverse change in authority, powers, functions, duties or responsibilities; (2) a material reduction in salary or bonus opportunity; (3) a failure to maintain material employee benefit or compensation plans; (4) a reassignment of the executive to an office location more than 50 miles from the executive's current location; or (5) a failure by Aon to require a successor to assume Aon's obligations under the severance agreement, and

•
"Cause" means: (1) a material breach by the executive of the executive's duties and responsibilities which is demonstrably willful and deliberate, which is committed in bad faith or without reasonable belief that the breach is in the best interests of Aon and which is not remedied in a reasonable period of time after receipt of written notice from Aon of such breach; (2) gross misconduct, theft, fraud, breach of trust or any act of dishonesty by the executive which results in material harm to Aon; or (3) the commission by the executive of a felony involving moral turpitude.

Each Tier 1 Agreement between Aon and each Tier 1 Executive also requires that Aon maintain medical, dental and life insurance on behalf of Tier 1 Executives other than Mr. Case for two years (with regard to Mr. Case, for three years), or, if earlier, until the executive becomes eligible for substantially equivalent benefits from another employer. In addition, all share options and other equity awards will become fully vested and each option will remain exercisable until the expiration of its term. The agreements for executives not based in the United States were modified to conform to local benefit practices and to comply with local laws.

A "change-in-control" for purposes of the agreements generally occurs upon any of the following: (a) an acquisition of 30% or more of either outstanding Ordinary Shares or the combined voting power of the outstanding securities entitled to vote; (b) a change in the majority of the current Board; (c) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Aon (unless (i) the existing shareholders receive more than 60% of the outstanding Ordinary Shares and the combined voting power of the surviving company, as the case may be, (ii) no person or group owns 30% or more of the outstanding Ordinary Shares or combined voting power of the surviving company and (iii) there is no change in the majority of the Board); or (d) a liquidation or dissolution of Aon.

As a condition to the receipt of payments and benefits pursuant to the Tier 1 Agreement, the executive is required to enter into an agreement with Aon providing that the executive will not compete with Aon or solicit employees or customers of Aon for a two-year period and will not use or disclose any confidential information of Aon. In addition, the Tier 1 Agreement provides for a full release by the executive of claims in connection with the payment of severance benefits.

PROXY STATEMENT

Pursuant to the terms of the severance agreements with each of our named executive officers, Aon is not obligated to provide a gross-up payment in connection with any excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. In addition, Mr. Case's severance agreement provides that Mr. Case's cash and non- equity award payments shall be capped at the "safe harbor" amount under Section 280G of the Code, such that the cash and non-equity award payments are not deemed to be "excess parachute payments" within the meaning of Section 280G of the Code. The severance agreements with Ms. Davies, Mr. Lieb, Mr. McGill and Ms. Savacool provide that his or her payments and benefits shall be capped at the greater of: (i) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (ii) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to them of receipt thereof.

The Board may terminate the Tier 1 Agreements for Tier 1 Executives upon 120 days' notice to an executive; provided that no termination may occur if the Board has knowledge of an action to affect a change-in-control or if there has been a change-in-control. In any event, each executive's Tier 1 Agreement will terminate upon the first to occur of the executive's death and the termination of the employment relationship of the executive prior to a change-in-control.

Employment Agreements

As noted in the narrative captioned "Employment Agreements and Other Compensation Arrangements" following the table captioned "Grants of Plan-Based Awards in Fiscal Year 2014" each of the named executive officers has entered into an employment agreement with Aon. The terms of these various employment agreements that provide benefits upon a change-in-control or the termination of employment under various scenarios are set forth below.

Mr. Case's Employment Agreement

Mr. Case's employment agreement provides that, in the event of Mr. Case's death during the term of the agreement, his heirs, executors or the administrators of his estate will receive: (i) his accrued base salary through and including his date of death; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his date of death; (iv) other employee benefits to which he was entitled at the time of his death in accordance with the terms of the plans and programs of Aon; and (v) accelerated vesting of the restricted share unit awards, continued vesting of the share option awards and payment or vesting of any other long-term incentive awards, in each case granted to him pursuant to the agreement. If Mr. Case's employment is terminated due to his incapacity or disability, he will receive the payments and benefits set forth in items (i) through (v) of the immediately preceding sentence, substituting the words "termination of employment" for "death."

Mr. Case's employment agreement also provides that if Aon terminates Mr. Case's employment for cause (as defined in the agreement) as determined by a majority of the members of the Board (excluding Mr. Case), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; and (ii) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon. In the event of a termination for cause, Mr. Case must immediately resign from Aon's Board.

If Aon terminates his employment for any other reason (other than for cause as defined in the agreement), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his date of termination, subject to the satisfaction of the specified performance goals established for the applicable bonus year; (iv) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon; provided that Aon shall continue to provide medical, dental and vision benefits to Mr. Case, his spouse and dependent children

PROXY STATEMENT

for a period of 24 months following the date of termination, followed with immediate eligibility for coverage under Aon's retiree medical program until Mr. Case, his spouse and dependent children become covered by the plan of another employer providing comparable benefits; (v) accelerated vesting of the restricted share unit awards, continued vesting of the share option awards and payment or vesting of any other long-term incentive awards, in each case granted to him pursuant to the agreement; (vi) a lump sum cash payment equal to two times Mr. Case's target annual incentive bonus for the bonus year in which his employment terminates; and (vii) subject to continuing compliance with the non-competition, non-solicitation and confidentiality covenants set forth in the agreement, an amount equal to two times Mr. Case's base salary, payable in installment payments when Aon provides salary payments to its executives generally, through the two-year non-competition period.

If Mr. Case voluntarily terminates his employment with good reason (as defined in the agreement), he will be entitled to receive the payments and benefits set forth in items (i) through (vii) of the immediately preceding sentence. Under his employment agreement, "good reason" is defined as (a) the assignment to Mr. Case of any duties materially inconsistent with his position, authority, duties or responsibilities contemplated by his employment agreement; (b) Aon's failure to comply with the provisions of his employment agreement regarding compensation or (c) any other material breach by Aon of his employment agreement.

If Mr. Case voluntarily terminates his employment for any reason (other than with good reason), he will be entitled to receive: (i) his accrued base salary through and including his date of termination; and (ii) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon.

Non-competition and non-solicitation covenants apply to Mr. Case for a period of two years following the termination of his employment without regard to the reason for such termination.

Ms. Davies' Employment Agreement

Ms. Davies' employment agreement, as amended, provides that, in the event of the death of Ms. Davies during the term of the agreement, her heirs, executors or the administrators of her estate will receive: (i) her accrued base salary through and including her date of death plus any unpaid annual or long-term bonus earned for the completed year prior to her death; and (ii) a lump sum cash payment equal to her base salary at the date of death through March 31, 2017, reduced by the amount of any benefits paid under any life insurance policy maintained by Aon for her benefit. In the event of Aon's termination of the employment of Ms. Davies by reason of disability, she will receive: (i) her accrued base salary through and including her date of termination plus any unpaid annual or long-term bonus earned for the completed year prior to her termination; and (ii) continuation of her base salary at the rate in effect at the date of termination through March 17, 2017, reduced by the amount of any benefits paid under any disability insurance policy maintained by Aon for her benefit.

Ms. Davies' employment agreement also provides that if Aon terminates Ms. Davies' employment for cause due to a failure to perform her material duties under the agreement, Ms. Davies will be entitled to receive: (i) her accrued base salary through the date of termination; (ii) the continuation of her base salary for a period of two years from the date of termination; and (iii) other employee benefits to which she was entitled at the time of her termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Davies' employment for cause as set forth in her employment agreement (other than as provided in the immediately preceding sentence), Ms. Davies will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Davies' employment for any reason, other than for cause, or other than due to death or disability, Aon must give Ms. Davies 365 days prior written notice of termination, and she will be entitled to the following: (i) for the period of time beginning with Aon's delivery of notice of termination to Ms. Davies and extending through the date of termination: (a) Aon will continue to pay her salary at the rate in effect on the date of delivery of notice of termination; (b) Ms. Davies will remain eligible for annual bonuses determined in accordance with the terms of the senior management incentive plan; (c) Ms. Davies will continue to be entitled to all employee benefits; and (d) Ms. Davies will continue to vest in and

PROXY STATEMENT

be eligible to earn long-term incentive awards; (ii) on the termination date, Ms. Davies shall receive a lump sum cash payment equal to any accrued but unpaid base salary; any unpaid annual or long-term bonus earned for the completed year prior to such date; and an amount equal to her target full-year annual incentive award based on her base salary and target annual award percentage (or value, as applicable) as determined under the senior management incentive plan in effect for the bonus year in which the notice of termination is given; and (iii) for two years, provided that Ms. Davies complies with the non-competition, non-solicitation and confidentiality provisions of the employment agreement, the continuation of base salary at the rate in effect on the date notice of termination is given.

If Ms. Davies voluntarily terminates her employment for any reason (other than good reason), Ms. Davies must give Aon ninety (90) days prior written notice and will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Ms. Davies voluntarily terminates her employment for good reason (as defined in the agreement), Ms. Davies must give Aon thirty (30) days prior written notice and Ms. Davies will receive the benefits outlined in the last sentence of the immediately preceding paragraph, with the date of the delivery by Ms. Davies to Aon of notice of termination deemed to be the date of the notice of termination, and the date specified in such notice as Ms. Davies' last day of employment with Aon as the termination date. Under her employment agreement, "good reason" is defined as (a) the assignment to Ms. Davies of any duties materially inconsistent with her position, authority, duties or responsibilities contemplated by her employment agreement; (b) Aon's failure to comply with the provisions of her employment agreement regarding compensation; or (c) any other material breach by Aon of her employment agreement.

In addition, if Ms. Davies is terminated without cause, or if she voluntarily terminates her employment for good reason, the share awards and share options granted to Ms. Davies pursuant to the employment agreement will immediately vest as of the date of termination.

Non-competition and non-solicitation covenants apply to Ms. Davies for a period of two years following the termination of her employment without regard to the reason for such termination.

Mr. McGill's Employment Agreement

Mr. McGill's employment agreement provides that, in the event of Mr. McGill's death during the term of the agreement, his estate will receive (i) within sixty (60) days following his death, an amount equal to Mr. McGill's base salary at the date of death through November 18, 2015, reduced by the amount of any benefits paid under any life insurance policy maintained by Aon for his benefit; and (ii) a pro rata bonus for the year in which his death occurred equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of death multiplied by a ratio equal to the number of days Mr. McGill was employed during the year of death divided by 365. In the event of Aon's termination of Mr. McGill's employment by reason of a disability termination (as defined in the agreement), he will receive: (i) within sixty (60) days following the date of termination, an amount equal to Mr. McGill's base salary at the date of termination through November 18, 2015, reduced by the amount of any projected benefits paid under any disability insurance policy maintained by Aon for his benefit and (ii) a pro rata bonus for the year in which the termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination multiplied by a ratio equal to the number of days Mr. McGill was employed during the year of termination divided by 365.

If Aon terminates Mr. McGill's employment for cause as set forth in his employment agreement, Mr. McGill will receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination. If Aon terminates Mr. McGill's employment for any reason, other than for cause, or due to death or disability, Aon must give Mr. McGill 365 days prior written notice of termination, and he will be entitled to receive: (i) all accrued base salary and benefits as of the notice date; (ii) during such twelve-month notice period his base salary at the rate in effect as of the notice date through his date of termination; (iii) a cash payment payable on the termination date in an amount equal to Mr. McGill's base salary as of the notice date and (iv) during such twelve- month notice period and thereafter, as applicable, other employee benefits to which he would be entitled at the

PROXY STATEMENT

time of termination in accordance with the terms of the plans and programs of Aon.

If Mr. McGill voluntarily terminates his employment for good reason, he must give Aon no less than ninety (90) days, but no more than 365 days advance notice and will be entitled to receive the payments and benefits set forth in items (i) through (iv) of the immediately preceding sentence. Under his employment agreement, "good reason" is defined as voluntary termination by Mr. McGill due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. McGill; (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. McGill's employment that breaches the employment agreement; or (c) a change by Aon in the location at which Mr. McGill is required to perform his principal duties under the agreement to offices that are not located in the Chicago or New York greater metropolitan areas (other than as set forth in his international assignment letter).

If Mr. McGill voluntarily terminates his employment for any reason (other than for good reason), he will only receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination.

Non-competition and non-solicitation covenants apply to Mr. McGill for a period of two years following the termination of his employment without regard to the reason for such termination.

Ms. Savacool's Employment Agreement

Ms. Savacool's employment agreement provides that, in the event of Ms. Savacool's death during the term of the agreement, her estate will continue to receive Ms. Savacool's base salary through September 30, 2015, reduced by the amount of any benefits paid under any life insurance policy maintained by Aon for her benefit. In the event of Aon's termination of Ms. Savacool's employment by reason of total disability, she will (i) continue to receive her base salary through September 30, 2015, reduced by the amount of any benefits paid under any disability insurance policy maintained by Aon for her benefit; and (ii) receive a pro rata bonus for the year in which such disability occurs equal to the total value of the bonus paid to her for the prior year.

If Aon terminates Ms. Savacool's employment for cause as set forth in her employment agreement, Ms. Savacool will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Savacool's employment for any reason, other than for cause, or due to death or disability, Aon must give Ms. Savacool 365 days prior written notice of termination, and she will be entitled to receive: (i) all accrued base salary and benefits as of the date of termination; (ii) a pro rata bonus payable on the termination date in an amount equal to Ms. Savacool's bonus equal to the bonus received by Ms. Savacool for the prior year; and (iii) the vesting of all outstanding restricted share units.

If Ms. Savacool voluntarily terminates her employment for good reason, the agreement will terminate on the 365th day following receipt of written notice of good reason, and she will be entitled to receive the payments and benefits set forth in items (i) through (iii) of the immediately preceding sentence. If Ms. Savacool voluntarily terminates her employment for any reason (other than for good reason), she will only receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. Under her employment agreement, "good reason" is defined as a voluntary termination by Ms. Savacool due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then- current responsibilities of Ms. Savacool in a manner not contemplated by the terms of the employment agreement; (b) any material breach of the employment agreement by Aon, including any purported termination of Ms. Savacool's employment that breaches the employment agreement; or (c) a change by Aon in the location at which Ms. Savacool is required to perform her principal duties under the employment agreement to offices that are not located in the greater Chicago metropolitan area

Non-competition and non-solicitation covenants apply to Ms. Savacool for a period of two years following the termination of her employment without regard to the reason for such termination.

PROXY STATEMENT

Mr. Lieb's Employment Agreement

Mr. Lieb's employment agreement, as amended, provides that, in the event of Mr. Lieb's death or total disability during the term of the agreement, the agreement will terminate and Mr. Lieb is not entitled to continued compensation, but may be entitled to employee benefits to which he was entitled at the time of termination. If Aon terminates Mr. Lieb's employment for cause as set forth in his employment agreement, Mr. Lieb will receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination in accordance with the terms of the plans and programs of Aon.

If Aon terminates Mr. Lieb's employment for any reason, other than for cause, or other than due to death or disability, Aon must give Mr. Lieb 365 days' prior written notice of termination, and he will be entitled to receive: (i) all accrued base salary and benefits as of the notice date; (ii) his base salary at the rate in effect as of the notice date through his date of termination; and (iii) a cash payment payable on the termination date in an amount equal to Mr. Lieb's base salary as of the notice date. If Mr. Lieb voluntarily terminates his employment for good reason (as defined in the agreement), he must give Aon forty-five (45) days' prior written notice and will be entitled to receive the payments and benefits set forth in items (i) through (iii) of the immediately preceding sentence.

Non-competition and non-solicitation covenants apply to Mr. Lieb for a period of two years following the termination of his employment without regard to the reason for such termination.

Termination and Change-in-Control Tables

The tables below outline the potential payments to the named executive officers upon the occurrence of various termination events, including, without limitation, a termination upon a change-in-control of Aon. The following assumptions apply with respect to the tables below and any termination of employment of a named executive officer:

•
The amounts shown in the table assume that the employment of each named executive officer was terminated on December 31, 2014, and that the price per Ordinary Share is $94.83 per share, the closing market price per share on December 31, 2014. Accordingly, the tables set forth amounts earned as of December 31, 2014 and include estimates of amounts that would be paid to the named executive officer upon the occurrence of a termination event.

•
Each named executive officer is entitled to receive amounts earned during the term of his or her employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time and other employee benefits to which the named executive officer was entitled on the date of termination, and are not shown in the tables below.

•
For purposes of the tables below, the specific definitions of (i) "good reason" applicable to the column entitled "Voluntary Termination—by Executive for Good Reason," (ii) "cause" applicable to the column entitled "Involuntary Termination—For Cause," and (iii) "without cause" or "not for cause" applicable to the column entitled "Involuntary Termination—Without Cause" for each of the named executive officers can be found, to the extent applicable, in their respective employment agreements. In addition, the specific definitions of "qualifying termination" applicable to the column entitled "Qualifying Termination—Change-in-Control" can be found in the Tier 1 Agreements entered into with each of the named executive officers.

•
No named executive officer held unvested share options as of December 31, 2014.

Leadership Performance Program

The various cycles of the Leadership Performance Program or LPP were adopted as sub-plans of the Shareholder-Approved Plan to unite senior leaders of Aon around the common objectives of growing value,

PROXY STATEMENT

driving and motivating performance, and aligning senior executives with the overall success of Aon. LPP 7 was effective January 1, 2012, and covers the performance period beginning January 1, 2012 and ending December 31, 2014. LPP 8 was effective January 1, 2013, and covers the performance period beginning January 1, 2013 and ending December 31, 2015. LPP 9 was effective January 1, 2014 and covers the performance period beginning January 1, 2014 and ending December 31, 2016. Each named executive officer received a performance award under each of LPP 7, LPP 8 and LPP 9. For purposes of the tables below, performance share units granted pursuant to LPP 7, LPP 8 and LPP 9 will be treated as follows upon the occurrence of various termination events:

•
For grants of performance share units under each of LPP 7, LPP 8 and LPP 9, under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause," participation in the LPP is cancelled retroactively back to the beginning of the performance period and performance share units will be forfeited in their entirety.

•
For grants of performance share units under LPP 7, LPP 8 and LPP 9, under "Death" or "Disability": (i) if death or disability occurs in the first or second calendar years of the performance cycle, the performance share units will become immediately vested at the target award level and convert to Ordinary Shares as soon as administratively feasible following such death or disability; and (ii) if death or disability occurs in the third calendar year of the performance cycle, the performance share units will become vested at the greater of: (a) the target award level; or (b) the number of units earned based on the actual achievement of cumulative earnings for the entire performance cycle.

•
For grants of performance share units under LPP 7, LPP 8 and LPP 9, under "Retirement," "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," a pro-rated amount of the outstanding performance share units convert to Ordinary Shares at the end of the performance period based on the cumulative growth achieved during the named executive officer's employment during the performance period as a proportion of the total achieved over the performance period. For purposes of the calculation set forth in the preceding sentence only, the growth achieved during the named executive officer's employment will be measured as of the last full calendar quarter preceding the termination date.

•
For grants of performance share units under the LPP 7, LPP 8 and LPP 9, under "Qualifying Termination—Change-in-Control," the outstanding performance share units convert to Ordinary Shares as follows: (a) if the named executive officer's employment is terminated without cause following a change-in-control but prior to the end of the performance period, the conversion occurs at the greater of: (i) one hundred percent (100%) of the target level; or (ii) the number of shares that would have resulted from the growth rate achieved during the named executive officer's period of service during the performance period, measured as of the last full calendar quarter preceding the termination date; and (b) in the event of a termination for cause, voluntary termination, death or disability, or if the named executive officer's employment continues through the end of the performance period, the treatment of performance share units described elsewhere in this section shall apply as if a change-in-control did not occur. In addition, amounts calculated using the methodology as described in this paragraph represent, for all grants under LPP 7, LPP 8 and LPP 9, the payout of a pro-rated amount of the outstanding performance share units at current performance levels. For grants of performance share units under LPP 7, LPP 8 and LPP 9, in the event of a change-in-control, without a qualifying termination, where the successor entity does not assume and continue the respective LPP, the outstanding performance share units will immediately convert to Ordinary Shares at the greater of: (a) one hundred percent (100%) of the target level; or (b) the number of shares that would have resulted from the growth rate achieved during the performance period measured as of the last full calendar quarter preceding the consummation of the change-in- control.

PROXY STATEMENT

Gregory C. Case
President and Chief Executive Officer
Payments and Benefits Upon Termination as of December 31, 2014

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive for Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(2) ($)
Cash Severance(3)	—	9,000,000	—	—	—	9,000,000	13,500,000
Annual Incentive Bonus(4)	—	3,000,000	3,000,000	3,000,000	—	3,000,000	1,755,000
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(5)	—	—	2,836,460	2,836,460	—	2,836,460	2,836,460
Performance Share Units (LPP)(6)	—	58,055,875	57,193,301	57,193,301	—	58,055,875	57,193,301
Continuation of Health & Welfare Benefits(7)	—	72,947	—	—	—	72,947	109,421
Additional Pension and Non-Qualified Benefit(8)	—	—	—	—	—	—	75,600
Additional Benefit(9)	—	—	2,000,000	—	—	—	—
Excise Tax Cutback	—	—	—	—	—	—	(22,317,828)

Total	—	70,128,822	65,029,761	63,029,761	—	72,965,282	53,151,954

(1)
Represents a voluntary termination by Mr. Case for good reason as defined in his employment agreement. See "Employment Agreements—Mr. Case's Employment Agreement" above. Any other voluntary termination by Mr. Case shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. Case would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section above entitled "Severance Agreements." Pursuant to the terms of Mr. Case's severance agreement, Aon is not obligated to provide a gross-up payment to Mr. Case in connection with any excise taxes imposed by Section 4999 of the Code. In addition, Mr. Case's severance agreement provides that Mr. Case's cash and non-equity award payments shall be capped at the "safe harbor" amount under Section 280G of the Code, such that the cash and non-equity award payments are not deemed to be "excess parachute payments" within the meaning of Section 280G of the Code.

(3)
Severance is calculated as two times the sum of base salary and target annual incentive bonus for "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," and as three times base salary and target annual incentive bonus for "Qualifying Termination—Change-in-Control." For additional information regarding the payments and benefits to Mr. Case upon a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Severance Agreements."

(4)
For "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," the annual incentive bonus is the pro rata amount earned for 2014. For "Death" and "Disability," the annual incentive bonus is calculated based upon target annual incentive bonus. For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years. As Aon considers the annual incentive bonus to be "reasonable" compensation, under Section 280G of the Code, it is not included in Mr. Case's change-in-control calculations for purposes of determining the payments subject to Section 280G of the Code.

(5)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause" the vesting of all outstanding unvested restricted share unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted share units granted pursuant to the ISP vest immediately. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(6)
The amounts in this row are attributable to grants of performance share units under LPP 7, LPP 8 and LPP 9. For information regarding the treatment of performance share units granted under LPP 7, LPP 8 and LPP 9 in the event of a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(7)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause."

(8)
Represents additional retirement plan benefits payable to Mr. Case under the various termination scenarios. Includes three additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, three additional years of plan contributions.

(9)
Represents an additional benefit pursuant to the terms of his employment agreement payable upon Mr. Case's death in excess of the amount generally available to Aon's employees.

PROXY STATEMENT

Christa Davies
Executive Vice President and Chief Financial Officer
Payments and Benefits Upon Termination as of December 31, 2014

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive for Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause (Performance)(2) ($)	Involuntary Termination— For Cause (all others)(3) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(4) ($)
Cash Severance(5)	—	2,980,000	199,452	799,452	1,600,000	—	2,980,000	4,570,000
Annual Incentive Bonus(6)	—	1,380,000	—	—	—	—	1,380,000	936,000
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(7)	—	788,322	1,472,710	1,472,710	—	—	1,472,710	1,472,710
Performance Share Units (LPP)(8)	—	46,119,501	41,791,486	41,791,486	—	—	46,119,501	41,791,486
Continuation of Health & Welfare Benefits(9)	—	16,255	—	—	—	—	16,255	16,255
Additional Pension and Non-Qualified Plan Benefit(10)	—	—	—	—	—	—	—	50,400
Continuation of Life and Disability(11)	—	—	—	—	—	—	—	3,072

Total	—	51,284,078	43,463,648	44,063,648	1,600,000	—	51,968,466	48,839,923

(1)
Represents a voluntary termination by Ms. Davies for good reason as defined in her employment agreement. See "Employment Agreements—Ms. Davies's Employment Agreement" above. Any other voluntary termination by Ms. Davies shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
Represents a termination for any failure (other than physical or mental disability) of Ms. Davies to perform her material duties under her employment agreement.

(3)
Represents any termination for "Cause" as defined in Ms. Davies' employment agreement, other than as provided in footnote (2) above.

(4)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Ms. Davies would receive the maximum benefits possible pursuant to the terms of her Tier 1 Agreement as described in the section entitled "Severance Agreements." In addition, Ms. Davies's severance agreement provides that Ms. Davies's cash and non-equity award payments shall be capped at the greater of: (a) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (b) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Ms. Davies of receipt thereof.

(5)
Severance is calculated as: (a) the continuation of base salary from the date of delivery of 30 days advance written notice of termination plus the continuation of base salary from the termination date through the end of her employment agreement plus target annual incentive bonus for "Voluntary Termination—by Executive For Good Reason," (b) the continuation of base salary from the date of delivery of written notice of termination through the one year notice period plus the continuation of base salary from the termination date for one year plus target annual incentive bonus for "Involuntary Termination—Without Cause" and (c) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death or disability through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Ms. Davies. For "Involuntary Termination—For Cause (Performance)," severance is calculated as the continuation of base salary for a period of two years from the date of termination of employment.

(6)
For "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," the annual incentive bonus is calculated at Ms. Davies's target full-year annual bonus. For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(7)
Under "Voluntary Termination—by Executive Without Good Reason," "Involuntary Termination—For Cause (Performance)," and "Involuntary Termination—For Cause (all others)," the vesting of all outstanding restricted share award unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" (a) all outstanding unvested restricted share unit awards granted pursuant to Ms. Davies' employment agreement immediately vest; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest over the course of one additional year. Under "Involuntary Termination—Without Cause" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted share unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(8)
The amounts in this row are attributable to grants of performance share units under LPP 7, LPP 8 and LPP 9. The amounts in this row reflect an additional year of performance credit that will accrue to Ms. Davies during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," or "Involuntary Termination—Without Cause." For information regarding the treatment of performance share units granted under LPP 7, LPP 8 and LPP 9, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(9)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(10)
Represents additional retirement plan benefits payable to Ms. Davies under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(11)
Continuation of life and disability insurance is calculated as twenty-four (24) months under "Qualifying Termination—Change-in-Control."

PROXY STATEMENT

Stephen P. McGill
Group President—Aon plc, Chairman and Chief Executive Officer—Aon Risk Solutions
Payments and Benefits Upon Termination as of December 31, 2014

	Voluntary Termination— by Executive Without Good Reason ($)	Retirement	Voluntary Termination— by Executive for Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(2) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(3) ($)
Cash Severance(4)	—	—	2,200,000	770,411	1,970,411	—	2,200,000	5,800,000
Annual Incentive Bonus(5)	—	—	—	—	—	—	—	1,148,333
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(6)	—	3,926,357	3,574,617	4,408,362	4,408,362	—	4,408,362	4,408,362
Performance Share Units (LPP)(7)	—	21,724,664	33,215,390	26,920,909	26,920,909	—	33,215,390	26,920,909
Continuation of Health & Welfare Benefits(8)	—	—	—	—	—	—	—	13,183
Additional Pension and Non-Qualified Plan Benefit(9)	—	—	—	—	—	—	—	50,400
Continuation of Life and Disability(10)	—	—	—	—	—	—	—	13,910

Total	—	25,651,021	38,990,007	32,099,682	33,299,682	—	39,823,752	38,355,097

(1)
Represents a voluntary termination by Mr. McGill for good reason as defined in his employment agreement. See "Employment Agreements—Mr. McGill's Employment Agreement" above. Any other voluntary termination by Mr. McGill shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
Represents any termination for "Cause" as defined in Mr. McGill's employment agreement.

(3)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. McGill would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements." Pursuant to the terms of Mr. McGill's severance agreement, Aon is not obligated to provide a gross-up payment to Mr. McGill in connection with any excise taxes imposed by Section 4999 of the Code. In addition, Mr. McGill's severance agreement provides that Mr. McGill's cash and non-equity award payments shall be capped at the greater of: (a) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (b) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Mr. McGill of receipt thereof.

(4)
Severance is calculated as: (a) the continuation of base salary for one year from the date of delivery of written notice of termination plus a cash payment equal to Mr. McGill's annual base salary as of the notice date for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (b) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control;" subject to any reduction in payments as described in note 3 of this table relating to Section 280G of the Code. For "Death," severance is calculated as a pro-rata amount of base salary from the date of death through the end of the employment period plus the amount of any benefit paid under any individual or group life insurance policy maintained by Aon for the benefit of Mr. McGill, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination. For "Disability," severance is calculated as a pro-rata amount of base salary from the date of disability through the end of the employment period less the amount of any benefit paid under any disability policy maintained by Aon for the benefit of Mr. McGill, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination.

(5)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(6)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause" the vesting of all outstanding restricted share unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Retirement," restricted share unit awards under the ISP continue to vest in accordance with their vesting schedule, and other restricted share units vest pro rata. Under "Death" and "Disability," all outstanding unvested restricted share unit awards become fully vested as of the date of termination. Under "Voluntary Termination—by Executive For Good Reason" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest over the course of one additional year. Under "Involuntary Termination—Without Cause" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(7)
The amounts in this row are attributable to grants of performance share units under LPP 7, LPP 8 and LPP 9. The amounts in this row reflect an additional year of performance credit that will accrue to Mr. McGill during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," or "Involuntary Termination—Without Cause." For information regarding the treatment of performance share units granted under LPP 7, LPP 8 and LPP 9, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(8)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(9)
Represents additional retirement plan benefits payable to Mr. McGill under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(10)
Continuation of life and disability insurance is calculated as twenty-four (24) months under "Qualifying Termination—Change-in-Control."

PROXY STATEMENT

Kristi A. Savacool
Chief Executive Officer—Aon Hewitt
Payments and Benefits Upon Termination as of December 31, 2014

	Voluntary Termination— by Executive Without Good Reason ($)	Retirement	Voluntary Termination— by Executive For Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(2) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(3) ($)
Cash Severance(4)	—	—	1,600,000	—	—	—	1,600,000	3,275,000
Annual Incentive Bonus(5)	—	—	850,000	850,000	850,000	—	850,000	574,167
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(6)	—	874,048	874,048	874,048	874,048	—	874,048	874,048
Performance Share Units (LPP)(7)	—	13,418,924	16,324,035	13,175,396	13,175,396	—	16,324,035	13,175,396
Continuation of Health & Welfare Benefits(8)	—	—	9,800	—	—	—	9,800	19,601
Additional Pension and Non-Qualified Plan Benefit(9)	—	—	—	—	—	—	—	50,400
Continuation of Life and Disability(10)	—	—	—	—	—	—	—	9,066

Total	—	14,292,972	19,657,883	14,899,444	14,899,444	—	19,657,883	17,977,678

(1)
Represents a voluntary termination by Ms. Savacool for good reason as defined in her employment agreement. See "Employment Agreements—Ms. Savacool's Employment Agreement" above. Any other voluntary termination by Ms. Savacool shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
Represents any termination for "Cause" as defined in Ms. Savacool's employment agreement.

(3)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Ms. Savacool would receive the maximum benefits possible pursuant to the terms of her Tier 1 Agreement as described in the section entitled "Severance Agreements." Pursuant to the terms of Ms. Savacool's severance agreement, Aon is not obligated to provide a gross-up payment to Ms. Savacool in connection with any excise taxes imposed by Section 4999 of the Code. In addition, Ms. Savacool's severance agreement provides that Ms. Savacool's cash and non-equity award payments shall be capped at the greater of: (a) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (b) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Ms. Savacool of receipt thereof.

(4)
Severance is calculated as: (a) the continuation of base salary for one year from the date of delivery of written notice of termination plus a cash payment equal to Ms. Savacool's annual base salary as of the notice date plus a cash payment equal to Ms. Savacool's annual base salary as of the notice date for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (b) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death or disability through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Ms. Savacool, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Ms. Savacool for the year prior to the year of termination.

(5)
For "Voluntary Termination—by Executive for Good Reason," "Death," "Disability" and "Involuntary Termination—Without Cause" the annual incentive bonus equals the total annual incentive bonus received for the prior year. For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(6)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause," the vesting of all outstanding restricted share unit awards ceases upon the date of the employment termination and all unvested restricted share unit awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" (a) all outstanding unvested restricted share unit awards granted pursuant to Ms. Savacool's employment agreement will vest pro rata; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest over the course of one more year. Under "Involuntary Termination—Without Cause" (a) all outstanding unvested restricted share unit awards granted pursuant to Ms. Savacool's employment agreement will vest pro rata; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted share unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(7)
The amounts in this row are attributable to grants of performance share units under LPP 7, LPP 8 and LPP 9. For information regarding the treatment of performance share units granted under LPP 7, LPP 8 and LPP 9, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program" and "Termination and Change-in-Control Tables—Aon Hewitt Performance Program."

(8)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(9)
Represents additional retirement plan benefits payable to Ms. Savacool under the various termination scenarios, which includes two additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(10)
Continuation of life and disability insurance is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

PROXY STATEMENT

Peter Lieb
Executive Vice President, General Counsel and Company Secretary
Payments and Benefits Upon Termination as of December 31, 2014

	Voluntary Termination— by Executive Without Good Reason ($)	Retirement	Voluntary Termination— by Executive for Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(2) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(3) ($)
Cash Severance(4)	—	—	1,400,000	—	—	—	1,400,000	2,900,000
Annual Incentive Bonus(5)	—	—	—	—	—	—	—	460,417
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(6)	—	730,475	385,389	730,475	730,475	—	730,475	730,475
Performance Share Units (LPP)(7)	—	10,491,244	13,094,007	10,736,558	10,736,558	—	13,094,007	10,736,558
Continuation of Health & Welfare Benefits(8)	—	—	—	—	—	—	—	840
Additional Pension and Non-Qualified Plan Benefit(9)	—	—	—	—	—	—	—	50,400
Continuation of Life and Disability(10)	—	—	—	—	—	—	—	10,339

Total	—	11,221,719	14,879,396	11,467,033	11,467,033	—	15,224,482	14,889,029

(1)
Represents a voluntary termination by Mr. Lieb due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. Lieb, (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. Lieb's employment that breaches the employment agreement; or (c) the failure of Aon to obtain from any successor an express written and unconditional assumption of the employment agreement.

(2)
Represents any termination for "Cause" as defined in Mr. Lieb's employment agreement.

(3)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. Lieb would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements."

(4)
Severance is calculated as: (a) the continuation of base salary for one year from the date of delivery of written notice of termination plus a cash payment equal to Mr. Lieb's annual base salary as of the notice date plus the payment of base salary until December 31, 2014 for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (b) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control."

(5)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(6)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause," the vesting of all outstanding restricted stock unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" (a) all outstanding unvested restricted stock unit awards granted pursuant to Mr. Lieb's employment agreement will vest pro rata; and (b) all outstanding unvested restricted stock unit awards granted pursuant to the ISP continue to vest over the course of one more year. Under "Involuntary Termination—Without Cause" (a) all outstanding unvested restricted stock unit awards granted pursuant to Mr. Lieb's employment agreement will vest pro rata; and (b) all outstanding unvested restricted stock unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted stock unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted stock unit awards become fully vested.

(7)
The amounts in this row are attributable to grants of performance share units under LPP 7, LPP 8 and LPP 9. For information regarding the treatment of performance share units granted under LPP 7, LPP 8 and LPP 9, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program." The amounts in this row reflect an additional year of performance credit that will accrue to Mr. Lieb during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," and an additional year of performance credit that will accrue to Mr. Lieb during the notice period in the event of "Involuntary Termination—Without Cause."

(8)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(9)
Represents additional pension and non-qualified plan benefits payable to Mr. Lieb under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified benefit plans, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(10)
Continuation of life and disability insurance is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control

PROXY STATEMENT

2014 DIRECTOR COMPENSATION

The table below summarizes compensation for Aon's non-employee directors for the fiscal year ended December 31, 2014. All non-employee directors are referred to in this proxy statement as "non-management directors."

Gregory C. Case, Aon's President and Chief Executive Officer, receives no additional compensation for his services as a director of Aon. The compensation received by Mr. Case as an employee of Aon is shown in the Summary Compensation Table for Fiscal Years 2014, 2013 and 2012 set forth in this proxy statement.

The Compensation Committee periodically reviews the compensation of Aon's non-management directors, including the compensation of Aon's non-executive chairman.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(g)	(h)
Fulvio Conti	125,000	155,043	36,705	316,748
Cheryl A. Francis	105,000	155,043	22,899	282,942
Edgar D. Jannotta(1)	105,000	155,043	24,774	284,817
Lester B. Knight	125,000	365,003	77,641	567,644
James W. Leng	78,750	193,781	10,000	282,531
J. Michael Losh	130,000	155,043	15,583	300,626
Robert S. Morrison	105,000	155,043	31,863	291,906
Richard B. Myers	105,000	155,043	44,170	304,213
Richard C. Notebaert	125,000	155,043	30,640	310,683
Gloria Santona	125,000	155,043	14,960	295,003
Carolyn Y. Woo	105,000	155,043	16,253	276,296

(1)
Mr. Jannotta retired from Aon's Board of Directors effective November 12, 2014.

Fees Earned or Paid in Cash (Column (b))

This column represents the amount of cash compensation earned in 2014 for Board and Committee service.

Stock Awards (Column (c))

Reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 of Ordinary Shares granted in 2014. Additional information regarding the share awards granted to each non-management director in 2014 is contained under the heading "Components of Director Compensation—Equity Compensation."

PROXY STATEMENT

All Other Compensation (Column (g))

Name	Matching Contribution ($)	Tax Equalization ($)	Perquisites ($)	Total ($)
	(i)	(ii)	(iii)
Fulvio Conti	—	36,705	—	36,705
Cheryl A. Francis	10,000	12,899	—	22,899
Edgar D. Jannotta(1)	—	24,774	—	24,774
Lester B. Knight	6,000	71,641	—	77,641
James W. Leng	10,000	—	—	10,000
J. Michael Losh	10,000	5,583	—	15,583
Robert S. Morrison	10,000	21,863	—	31,863
Richard B. Myers	10,000	34,170	—	44,170
Richard C. Notebaert	10,000	20,640	—	30,640
Gloria Santona	—	14,960	—	14,960
Carolyn Y. Woo	10,000	6,253	—	16,253

(1)
Mr. Jannotta retired from Aon's Board of Directors effective November 12, 2014.

Matching Contribution (Column (i))

The amounts shown consist of a matching contribution of up to $10,000 on behalf of the non-management director to various organizations pursuant to the Aon Foundation Directors Matching Gift Program.

Tax Equalization (Column (ii))

The amounts shown are the amount paid in United Kingdom income taxes on behalf of the non-management director. See "Components of Director Compensation—Tax Equalization" below.

Components of Director Compensation

Cash Compensation

Effective January 1, 2014, Aon provided its non-management directors with the following cash compensation:

•
an annual retainer of $105,000, payable quarterly;

•
an additional annual retainer of $20,000 to the chairpersons of each Board Committee other than the Audit Committee; and

•
an additional annual retainer of $25,000 to the chairperson of the Audit Committee.

Aon also pays or reimburses non-management directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Aon business meetings and for other reasonable expenses related to Board service such as continuing education.

In 2015, each non-management director will receive an annual retainer of $115,000.

Equity Compensation

In 2014, each non-management director received an annual grant of fully vested shares with a value of $155,000. Our non-executive chairman received an award of fully vested shares with a value of $365,000. The number of Ordinary Shares granted is be determined by dividing $155,000 (or in the case of our non-executive

PROXY STATEMENT

chairman, $365,000) by the fair market value of an Ordinary Share on the date of grant.

In 2015, the annual award to our non-executive chairman will be increased to a value of $380,000.

Tax Equalization

Non-management directors are eligible to receive a tax equalization payment if the United Kingdom income taxes owed on their director compensation exceed the income taxes owed on such compensation in their country of residence. Without these tax equalization payments, a director would be subject to double taxation since they are already paying taxes on their director income in their country of residence. We believe these tax equalization payments are appropriate to ensure our ability to continue to attract highly qualified persons who do not reside in the United Kingdom.

Matching Charitable Contributions

During 2014, Aon Foundation matched up to $10,000 of charitable contributions made to a qualified organization by any non-management director.

Bequest Plan

Non-management directors elected or appointed to serve on the Board before January 1, 2006, and who have completed at least one year of service as a member of the Board, remain eligible to participate in the Aon plc Corporate Sponsored Bequest Plan (the "Bequest Plan"), established in 1994. Non-management directors elected or appointed to serve on the Board on or after January 1, 2006, are not eligible to participate in the Bequest Plan.

The Bequest Plan was established to acknowledge the service of non-management directors, to recognize the mutual interest of Aon and our non-management directors in supporting worthy charitable institutions and to assist us in attracting and retaining non-management directors of the highest caliber. Individual non-management directors derive no financial benefit from the Bequest Plan, as any and all insurance proceeds and tax-deductible charitable donations accrue solely to us.

The Bequest Plan allows each eligible non-management director to recommend total charitable contributions of up to $1,000,000 to eligible tax-exempt organization(s) chosen by the eligible non-management director and approved by Aon Foundation. Each eligible non-management director may designate up to five tax qualified organizations to receive a portion of the $1,000,000 bequest amount, subject to a $100,000 minimum amount per organization. Each eligible non-management director is paired with another eligible non-management director under the Bequest Plan. The distribution of each eligible non-management director's charitable bequest amount will begin at the later of: (i) the death of such eligible non-management director; or (ii) the death of the other eligible non-management director with whom such eligible non-management director is paired. Distributions under the Bequest Plan, once they begin, will be made to the designated tax qualified organization(s) in ten equal annual installments.

PROXY STATEMENT

PROPOSAL 6—ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

What am I voting on?

In accordance with applicable law and Section 14A of the Exchange Act, we are providing shareholders with the opportunity to vote on an advisory resolution, commonly known as "say-on-pay," approving Aon's executive compensation as reported in this proxy statement.

At the 2011 annual meeting of stockholders of Aon Corporation, we asked shareholders to indicate if we should hold an advisory vote on the compensation of named executive officers every one, two or three years, with the Board recommending an annual advisory vote. Because the Board views it as a good corporate governance practice, and because at the 2011 annual meeting of Aon Corporation a large majority of the votes cast were in favor of an annual advisory vote, we are again asking shareholders to approve the compensation of our named executive officers as disclosed in this proxy statement.

At the 2014 annual general meeting of Aon plc, we provided shareholders with the opportunity to vote on an advisory resolution regarding the executive compensation of our named executive officers as disclosed in the proxy statement for the 2014 annual general meeting, and shareholders approved the proposal by a large majority, with more than 95% of the votes cast in favor.

We encourage shareholders to read the Compensation Discussion and Analysis beginning on page 30 of this proxy statement, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives of directly linking the compensation of our named executive officers to our performance and fundamentally aligning the financial interests of our named executive officers with those of our shareholders, as well as the Summary Compensation Table for Fiscal Years 2014, 2013 and 2012 and other related tabular and narrative disclosures beginning on page 46 of this proxy statement, which provide detailed information on the compensation of our named executive officers.

The Board and the Compensation Committee believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our compensation objectives, and the design of our compensation program and the compensation awarded to our named executive officers, fulfills these objectives.

Shareholders are being asked to vote on the following advisory resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Aon's named executive officers as described in this proxy statement under "Compensation Discussion and Analysis" and "Executive Compensation," including the tabular and narrative disclosure contained in this proxy statement.

Is this vote binding on the Board?

Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of Aon's executive compensation program.

How does the Board recommend that I vote?

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE COMPENSATION OF AON'S NAMED EXECUTIVE OFFICERS.

PROXY STATEMENT

PROPOSAL 7—ADVISORY RESOLUTION ON DIRECTORS' REMUNERATION REPORT

What am I voting on?

The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company's overall objectives, and, accordingly, and in compliance with the Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors' remuneration report included in our Annual Report.

This proposal is similar to Proposal 6 regarding the compensation of our named executive officers presented to our shareholders in 2014. However, the directors' remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the Act.

At the 2014 annual general meeting of Aon plc, we provided shareholders with the opportunity to vote on a binding resolution on the directors' remuneration policy and an advisory resolution regarding the directors' remuneration report presented at the 2014 annual general meeting. Shareholders approved both the directors' remuneration policy and the directors' remuneration report by a large majority, with more than 95% of the votes cast voted in favor of each proposal.

The directors' remuneration policy sets out the Company's forward-looking policy on directors' remuneration and describes the components of the executive and non-executive directors' remuneration. The directors' remuneration policy which was approved at the 2014 annual general meeting is expected to continue to apply until the 2017 annual general meeting. A full copy of the directors' remuneration policy is included in the Company's 2013 U.K. Annual Report and Accounts, available at http://ir.aon.com/about-aon/investor-relations/ financial-reports/proxy-materials/default.aspx.

We encourage shareholders to read the directors' remuneration report as set forth in Appendix A to this Proxy Statement and the directors' remuneration policy, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our executive director and to attract and retain high-quality non-executive directors.

The Board and the Compensation Committee believe that the policies and procedures articulated in the directors' remuneration report are effective in achieving our compensation objectives for our executive director, and serves to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.

Is this vote binding on the Board?

Because this vote is advisory, it will not be legally binding upon the Board or the Compensation Committee, and payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of Aon's executive director and non-executive director compensation programs. If the advisory resolution on the report is not passed the directors' remuneration policy must be put up for re-approval at the Company's next annual general meeting.

How does the Board recommend that I vote?

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE DIRECTORS' REMUNERATION REPORT INCLUDED IN THE ANNUAL REPORT OF THE COMPANY.

PROXY STATEMENT

PROPOSAL 8—RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES

What am I voting on?

Under the Act, we may only repurchase our Ordinary Shares in accordance with specific procedures for "off market purchases" of such shares. This is because, and solely for the purposes of the Act, any repurchase of our Ordinary Shares through the NYSE constitutes an "off market" transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract which has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.

We approved our form of share repurchase contracts and counterparties at the last annual general meeting, and we are seeking to renew our existing authorizations so that we have the ability to continue to conduct our share repurchase program as it has been conducted since the redomestication.

Approval of the forms of contract and counterparties are not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will continue to repurchase shares at its discretion in accordance with its previously disclosed share repurchase program. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.

What are the material terms of the repurchase contracts?

We are seeking the approval for two forms of share repurchase contract.

The form of agreement attached as Appendix B to this proxy statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as Aon may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to Aon in record form.

The form of agreement attached as Appendix C to this proxy statement is a form of repurchase plan which we may enter from time to time to purchase a specified dollar amount of Ordinary Shares on the NYSE each day if our Ordinary Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the counterparty will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to Aon plc in record form.

Who are the approved counterparties?

Aon may only enter into share repurchase contracts with counterparties approved by our shareholders. Aon therefore seeks approval to conduct repurchases through the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America	J.P. Morgan Securities, LLC	Northern Trust Securities, Inc.
Barclays Capital Inc.	Keefe, Bruyette and Woods, Inc.	RBC Capital Markets Corporation
BNY Mellon Capital Markets, LLC	KeyBanc Capital Markets, Inc.	RBS Securities Inc.
Blaylock Robert Van, LLC	Kota Global Securities Inc.	ScotiaBank Capital Markets
BNP Paribas Securities Corp	Liquidnet Inc.	Stifel, Nicolaus & Company
Citibank Global Markets	Lloyds Bank	Topeka Capital Markets
Credit Suisse Securities (USA) LLC	Loop Capital Markets LLC	UBS Securities LLC
Deutsche Bank Securities, Inc.	M.R. Beal & Company	UniCredit Bank, LLC
Drexel Hamilton, LLC	Morgan Stanley & Co., LLC	Wells Fargo Securities, LLC
Goldman, Sachs & Co.	Natixis	The Williams Capital Group, L.P.
HSBC Securities

PROXY STATEMENT

When does this authorization expire?

Under the Act, Aon must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, Aon may repurchase shares pursuant to the form of contracts attached at Appendix B and Appendix C with the approved counterparties until the fifth anniversary of the 2015 Annual Meeting.

What happens if the forms of contract and counterparties do not receive shareholder approval?

If the forms of contract and counterparties do not receive shareholder approval, we will continue the repurchase program with the currently approved forms of contracts and counterparties. In order to continue repurchasing shares after June 24, 2019, we would be required to seek shareholder approval of the forms of contract and counterparties at a future annual general meeting.

How does the Board recommend that I vote?

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES.

PROXY STATEMENT

PROPOSAL 9—RESOLUTION TO AUTHORIZE THE BOARD TO ALLOT SHARES

What am I voting on?

The ordinary resolution proposed in Proposal 9 is required periodically under the Act and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for other companies listed on the NYSE or organized within the United States.

Under the Act, directors are, with certain exceptions (such as in connection with employees' share schemes), unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company's articles of association. Article 17 of our Articles authorizes our directors, generally and unconditionally, for a period up to five years from March 29, 2012, the date on which the Articles were adopted, to allot shares, or to grant rights to subscribe for or to convert or exchange any security into shares of the Company, up to 415,000,000 Ordinary Shares, up to 25,000,000 Preference Shares and up to one Class C Ordinary Share. Unlike most companies listed on the NYSE with perpetual authority under their charter or articles of incorporation, our authority only continues for five years and thereafter it must be renewed.

The Company proposes that the shareholders authorize the directors at the Annual Meeting to generally and unconditionally, subject to the provisions of our Articles and the Act, authorize the directors of the Company, in accordance with section 551 of the Act, to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company:

    (1)
    up to an aggregate nominal amount of US$900,000; and

    (2)
    in connection with an offer by way of a rights issue, comprising equity securities, as defined in the Act, up to a further aggregate nominal amount of US$900,000,

provided that the directors shall be authorized to make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of this authority and the directors may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired.

This amount set forth in paragraph (1) above will authorize the directors to allot new shares in the Company up to a nominal amount of US$900,000 (which represents an amount that is approximately equal to 33% of the aggregate nominal value of the issued share capital of the Company as of April 7, 2015, the latest practicable date prior to the publication of this proxy statement). The amount set forth in paragraph (2) above will further authorize the directors to allot shares in the context of a rights issue in favor of holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings and of equity securities as required by the rights of those securities or as the directors may otherwise consider necessary as permitted by the rights of those securities, up to a further aggregate nominal amount of US$900,000 (which represents an amount that is approximately equal to 33% of the aggregate nominal value of the issued share capital of the Company as of April 7, 2015), and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter. Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (1) and (2) represent an amount that is equal to approximately 66% of the aggregate nominal value of our issued share capital.

Unless previously renewed, revoked or varied, the authority conferred by this Proposal 9 shall apply in substitution for all existing authorities under section 551 of the Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2016), save that the Company may, before such expiry make offers or agreements which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.

There is no present intention of exercising this authority.

PROXY STATEMENT

When does this authorization expire?

If this proposal is approved, our Board may allot shares up to the number of shares set forth above until the earlier of the next annual general meeting or August 31, 2016.

What happens if this proposal does not receive shareholder approval?

If this proposal does not receive shareholder approval, we will continue to be able to allot shares under the prior authorization, which is effective until March 29, 2017. In order to continue allotting shares, including to raise capital or to engage in merger and acquisition activity where the Company would like to issue shares, we would be required to seek shareholder approval of the authority to allot shares at a future annual general meeting.

How does the Board recommend that I vote?

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF AUTHORIZATION OF THE BOARD TO ALLOT SHARES.

PROXY STATEMENT

PROPOSAL 10—SPECIAL RESOLUTION TO AUTHORIZE THE BOARD TO ALLOT EQUITY SECURITIES WITHOUT PREEMPTIVE RIGHTS

What am I voting on?

The special resolution proposed in Proposal 10 is required periodically under the Act and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for other companies listed on the NYSE or organized within the United States.

In addition to the authorization to allot securities as set forth in Proposal 9, under the Act, the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees' share scheme) must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75 percent of votes cast) to the contrary has been passed in a general meeting of shareholders. Unlike most companies listed on the NYSE which have no similar restrictions, our Board can only, pursuant to Article 18 of our Articles, exclude preemptive rights in respect of such issuances until March 29, 2017, the fifth anniversary of the date on which the Company adopted our Articles.

The Company proposes that, subject to the passing of the resolution included in Proposal 9, the directors of the Company be generally empowered to allot equity securities (as defined in the Act) pursuant to the authority conferred by Proposal 9 for cash free of the restriction in section 561 of the Act. This resolution would give the directors the ability to raise additional capital by selling Ordinary Shares for cash or conduct a rights issue without first offering them to existing shareholders in proportion to their existing shareholdings. Absent this ability, our flexibility to use our share capital to pursue strategic transactions or finance growth would be severely limited.

The power would be limited to allotments or sales (a) in the case of allotments authorized by paragraph (1) of Proposal 9, of up to an aggregate nominal amount of US$140,000 and (b) in the case of allotments authorized by the paragraph (2) of Proposal 9, of the equity securities to be issued in connection with a rights issue.

The amount set forth in clause (a) above represents approximately 5% of the issued ordinary share capital of the Company as of April 7, 2015, the latest practicable date prior to the publication of this proxy statement.

This resolution would provide the directors with additional flexibility to pursue strategic transactions and to finance growth with equity.

Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2016), save that the Company may, before such expiry make offers or agreements which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

What are the voting requirements?

Under the Act, the authorization of the Board to issue shares without preemptive rights must be passed as a special resolution. As a special resolution, this proposal requires that at least 75% of the votes cast at the meeting be cast in favor of this proposal.

When does this authorization expire?

Under the Act, Aon must seek authorization to allot shares without the application of preemptive rights at least as often as it is required to seek authorization to allot shares. If this proposal is approved, our Board may allot shares without the application of preemptive rights until the earlier of the next annual general meeting or August 31, 2016.

PROXY STATEMENT

What happens if this proposal does not receive the required shareholder approval?

If this proposal does not receive the required shareholder approval, we will continue to be able to allot shares without the application of preemptive rights under the prior authorization, which is effective until March 29, 2017. In order to continue allotting shares without the application of preemptive rights, we would be required to seek shareholder approval of the authority to allot shares at a future annual general meeting.

How does the Board recommend that I vote?

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF AUTHORIZATION OF THE BOARD TO ALLOT SHARES WITHOUT THE APPLICATION OF PREEMPTIVE RIGHTS.

PROXY STATEMENT

PROPOSAL 11—RESOLUTION TO AUTHORIZE THE COMPANY AND ITS SUBSIDIARIES TO MAKE POLITICAL DONATIONS AND EXPENDITURES

What am I voting on?

The resolution proposed in Proposal 11 is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for other companies listed on the NYSE or organized within the United States. Other companies listed on the NYSE or organized within the United States are not subject to any similar restrictions.

Under section 366 of the Act, the Company is prohibited from making any donation to a political party or any other political organization or incurring any political expenditure unless the donation or expenditure is authorized by the shareholders in a general meeting. The Company maintains a policy prohibiting donations to political organizations or to incurring other political expenditures and our directors have no intention of changing that policy. However, as a result of the wide definition in the Act of matters constituting political donations, normal expenditures (such as expenditures on organizations concerned with matters of public policy, law reform and representation of the business community) and business activities (such as communications with governmental organizations and political parties at the local, national and European level) could be construed as political expenditures or as donations to a political party or other political organization and fall within the restrictions of the Act. As a result of this wide definition, the Company proposes to authorize de minimis amounts in the event of an inadvertent donation or expenditure that would require prior shareholder approval under the Act. Since the redomestication, neither the Company nor its subsidiaries have identified any donation or expenditure implicating the provisions of the Act and the Company does not believe there is a material risk of it inadvertently making such donations or incurring such expenditure.

It is proposed that the Company and all its subsidiaries be generally and unconditionally authorized for the purposes of sections 366 and 367 of the Act, in accordance with section 366 of the Act, to:

    (1)
    make political donations to political parties or independent election candidates not exceeding $150,000 in aggregate;

    (2)
    make political donations to political organizations other than political parties not exceeding $150,000 in aggregate; and

    (3)
    incur political expenditures not exceeding $150,000 in aggregate;

during the period beginning on the date of the passing of this resolution and expiring at the next annual general meeting of the Company, provided that the maximum amounts referred to in paragraphs (1), (2) and (3) above may comprise sums in different currencies which shall be converted at such rate as the directors of the Company may in their absolute discretion determine to be appropriate.

This Proposal 11 does not purport to authorize any particular donation or expenditure but is expressed in general terms as required by the Act and is intended to authorize normal business activities which might not be thought to be donations to political organizations or political expenditure in the usual sense. If passed, Proposal 11 would allow the Company or its subsidiaries to make donations to political parties or independent election candidates, to other political organizations, or to incur political expenditure of up to an aggregate limit of $150,000.

For the purposes of this Proposal 11, "political donation," "political parties," "independent election candidates," "political organization" and "political expenditure" have the meanings given to them in sections 363 to 365 of the Act.

PROXY STATEMENT

When does this authorization expire?

If this proposal is approved, the Company or its subsidiaries may make donations or incur political expenditures up to the aggregate amounts identified above until the next annual general meeting of the Company.

What happens if this proposal does not receive the required shareholder approval?

If this proposal does not receive the required shareholder approval, the Company will continue to ensure that it and its subsidiaries do not inadvertently commit any breaches of the Act pursuant to sections 366 and 367.

How does the Board recommend that I vote?

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF AUTHORIZATION OF THE COMPANY TO MAKE POLITICAL DONATIONS AND EXPENDITURES.

PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the number of Ordinary Shares that may be issued under our equity compensation plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	17,469,736(1)(2)	32.5389(3)	21,875,956(4)
Equity compensation plans not approved by security holders(5)	945,973	—(6)	—(7)

Total	18,415,709	32.5389(6)	21,875,956

(1)
This amount includes the following:
  –
  1,853,962 shares that may be issued in connection with outstanding share options
  –
  8,381,039 shares that may be issued in connection with share awards;
  –
  510,515 shares that may be issued in connection with deferred share awards;
  –
  187,855 shares that may be issued in connection with the US employee share purchase plan;
  –
  341,151 shares that may be issued in connection with the UK ShareSave share plan;
  –
  153,915 shares that may be issued to satisfy obligations under the Aon Deferred Compensation Plan; and
  –
  6,041,299 shares that may be issued in connection with the settlement of performance share units. For awards where the performance period has been completed, the actual number of shares to be issued is shown. For awards tracking significantly below threshold, the threshold number of shares which may be issued is shown. For all other performance share awards, the maximum number of shares which may be issued is shown.

(2)
On November 1, 2002, the Aon Deferred Compensation Plan was amended to discontinue the distribution of shares with respect to deferrals after November 1, 2002 from that plan. As of December 31, 2014, based on a share price of $94.83, the maximum number of shares that could be issued under the Aon Deferred Compensation Plan was 153,915.

(3)
Indicates weighted average exercise price for 1,853,962 outstanding options under the Shareholder-Approved Plan.

(4)
The total number of Ordinary Shares authorized for issuance in connection with awards under the Amended and Restated Aon plc 2011 Incentive Plan, as amended, is 34,000,000. As of December 31, 2014, 16,332,648 shares remained available for future issuance under this plan. The amount shown in column (c) also includes 5,543,308 shares available for future issuance under the Aon plc Global Share Purchase Plan, including 187,855 shares subject to purchase as of December 31, 2014. Permissible awards under the Shareholder-Approved Plan include share options, share appreciation rights, restricted shares, restricted share units and other share-based awards, including awards where the vesting, granting or settlement of which is contingent upon the achievement of specified performance goals, called "performance awards."

(5)
Below are the material features of our equity compensation plans that have not been approved by shareholders:

Aon Supplemental Savings Plan

The Supplemental Savings Plan was adopted by the Board of Directors of Aon Corporation in 1998. It is a nonqualified supplemental retirement plan that provides benefits to participants in the Aon Savings Plan whose employer matching contributions are limited because of IRS-imposed restrictions. Prior to January 1, 2004, participants covered under the Supplemental Plan were credited with an additional matching allocation they would have received under the former Aon Savings Plan provisions—100% of the first 1% to 3% of compensation ("Tier I") and 75% of the next 4% to 6% of compensation ("Tier 2")—had compensation up to $500,000 been considered. Between January 1, 2004 and December 31, 2005, only participants defined as employees of Aon Consulting's Human Resource Outsourcing Group maintained the matching provision in the Supplemental Plan. Participants may elect to have Tier I allocations credited to their accounts as if invested in a money market account or as if invested in Ordinary Shares. Tier I allocations directed to an Ordinary Shares account may not be moved to the money market account, regardless of the participant's age. As of January 1, 2006, no participants are eligible for Tier I or Tier II matching allocations. Before the beginning of each plan year, an election may be made by any participant to transfer some or all of a participant's money market account to the Ordinary Shares account. All amounts credited to the Ordinary Shares account are credited with dividends and other investment returns as under the Aon Savings Plan fund. Between January 1, 2004 and December 31, 2008, the Supplemental Plan provision in effect provided employees hired January 1, 2004 and later, benefits on plan compensation above the IRS limits (and up to $500,000) as under the Aon Retirement Account (the "ARA") provision of the Aon Savings Plan. Benefits were in the form of a discretionary non-contributory company contribution made to eligible employees active at the end of the plan year with 1,000 or more hours of paid service. The Supplemental Plan ARA allocation was calculated using the same formula that the Board determines for the Aon Savings Plan ARA. Ongoing balances which resulted from the Supplemental Plan ARA allocation will continue to track the same investment options as selected by the participant under the Aon Savings Plan. This includes the Aon Ordinary Shares option, and, like the Aon Savings Plan provision, has no transfer restrictions.

PROXY STATEMENT

    Effective for plan years beginning January 1, 2009, a new Supplemental Plan provision went into effect whereby employees were credited with an additional matching allocation they would have received under the new Aon Savings Plan match provision—100% of the first 6% of compensation—had compensation up to $500,000 been considered. Participants must also contribute the limit prescribed by the IRS ($17,500 for 2014) and be active on the last day of the year in order to receive the allocation. As of December 31, 2014, the number of shares that could be issued under the plan was 415,234.

    Aon Supplemental Employee Stock Ownership Plan

    The Aon Supplemental Employee Stock Ownership Plan was a plan established in 1989 as a nonqualified supplemental retirement plan that provided benefits to participants in the Aon Employee Stock Ownership Plan whose employer contributions were limited because of IRS-imposed restrictions. As of 1998, no additional amounts have been credited to participant accounts, although account balances are maintained for participants, and credited with dividends, until distribution is required under the plan. Distributions are made solely in Ordinary Shares. No specific authorization of Ordinary Shares for the plan has been made. As of December 31, 2014, the number of shares that could be issued under the plan was 205,740.

    Awards to Gregory C. Case Pursuant to Employment Agreement

    Pursuant to the Employment Agreement between Gregory C. Case and Aon, dated April 4, 2005 and amended and restated on January 16, 2015, the terms of which are described in this Proxy Statement under the heading "Executive Compensation" and are incorporated herein by reference, Mr. Case was granted 125,000 restricted share units and options to purchase an aggregate of 1,000,000 shares. A portion of this award, namely options to purchase 325,000 shares, was granted outside of the Stock Incentive Plan as inducement for his employment with Aon. This option to purchase 325,000 Ordinary Shares was outstanding at December 31, 2014. All of the 325,000 options are fully vested, expire on April 4, 2015 and have an exercise price of $22.86. Mr. Case exercised these options in February and March 2015 and none remain outstanding as of the date of this proxy statement.

(6)
The weighted-average exercise price of such shares is uncertain and is not included in this column.

(7)
None of these equity compensation plans contain a limit on the number of shares that may be issued under such plans; however, these plans are subject to the limitations set forth in the descriptions of these plans contained in Note 5 above.

In connection with the Hewitt acquisition, Aon became the successor sponsor of the Hewitt Associates, Inc. Amended and Restated Global Stock and Incentive Plan (the "Hewitt Plan"). No awards have been made under the Hewitt Plan subsequent to the Hewitt acquisition. As of December 31, 2014, 120,870 shares were covered by outstanding and unexercised options granted under the Hewitt Plan, which awards had a weighted average exercise price of $22.51 and were fully vested as of the completion date of the Hewitt acquisition. These shares are not included in the table above. Aon will not grant any additional awards under the Hewitt Plan.

PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Aon has adopted procedures governing the review and approval of related party transactions. The terms of these procedures provide that the Governance/Nominating Committee will review transactions in which: (i) Aon is a party, participant, or has a direct or indirect material interest; (ii) the amount involved exceeds or reasonably can be expected to exceed $120,000; and (iii) any director, executive officer or holder of five percent (5%) or more of Aon's voting securities, or an immediate family member of any such person, has a direct or indirect material interest. To facilitate the review and approval of related party transactions, Aon's directors and executive officers complete an annual director and officer questionnaire and disclose all potential related person transactions involving themselves and their immediate family members. Throughout the year, directors and executive officers are required to notify Aon's General Counsel of any potential related person transactions of which they become aware. Aon's General Counsel reports these transactions, as well as any other related party transactions of which he is aware, to the Governance/Nominating Committee. The Governance/Nominating Committee considers all relevant facts of any related party transactions to determine whether to approve or ratify the transaction.

SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE ACT

Under section 527 of the Act members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:

•
the audit of the Company's accounts (including the auditor's report and the conduct of the audit) that are to be laid before the annual general meeting; or

•
any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.

The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the Act. Where the Company is required to place a statement on a website under section 527 of the Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 of the Act to publish on a website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that each of our directors and executive officers, and any other person who owns more than ten percent of our Ordinary Shares, file with the SEC initial reports of ownership and reports of changes in ownership of our Ordinary Shares. To our knowledge, based solely on information furnished to us and written representations by such persons that no such other reports were required to be filed, Aon believes that all such SEC filing requirements were met in a timely manner during 2014.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL GENERAL MEETING

Shareholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2016 annual general meeting must submit their proposals to the Office of the Company Secretary of Aon at 8 Devonshire Square, London EC2M 4PL, on or before December 31, 2015. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

In accordance with our Articles, and without prejudice to the rights of a shareholder of record under applicable law, in order to nominate a candidate for election as a director or properly bring other business before the 2016 annual

PROXY STATEMENT

general meeting, a shareholder's notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of Aon at 8 Devonshire Square, London EC2M 4PL, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than February 18, 2016 and no later than March 21, 2016.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by Aon with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, the information contained in the section of this proxy statement entitled "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. The information contained in the Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, other than Aon's Annual Report on Form 10-K, except to the extent specifically provided otherwise in such filing.

OTHER MATTERS

The Board is not aware of any business to be acted upon at the Annual Meeting other than that described in this proxy statement. If any other business comes before the Annual Meeting, the proxy holders (as indicated on the accompanying proxy card or cards) will vote the proxies according to their best judgment with respect to such matters.

                      By Order of the Board of Directors,

                      Peter Lieb
                       Company Secretary

London, United Kingdom
April     , 2015

Appendix A

DIRECTORS' REMUNERATION REPORT

This report sets out the relevant disclosures in relation to directors' remuneration for the financial year ended 31 December 2014. The report has been prepared in accordance with the requirements of the U.K. Large and Medium-sized Companies & Groups (Accounts & Reports) (Amendment) Regulations 2013 (the "Regulations") which apply to the Company. The relevant sections of the report have been audited by Ernst & Young LLP. This report does not set out the Company's Remuneration Policy for directors (the "Remuneration Policy") which was put to shareholders for approval in a binding vote at its 2014 Annual General Meeting on 24 June 2014. The Remuneration Policy, as approved, is included with the Company's 2013 U.K. Annual Report and Accounts, available at http://ir.aon.com/about-aon/investor-relations/financial-reports/proxy-materials/default.aspx. The Statement of the Chairman of the Organization & Compensation Committee and discussion of Governance and the Company's Report on Remuneration for 2014 will be subject to an advisory vote at the forthcoming Annual General Meeting.

        On 2 April 2012, the Company completed the reorganization of the corporate structure of the group of companies controlled by the predecessor holding company of the Aon group, Aon Corporation, pursuant to which Aon Corporation merged with one of its indirect, wholly owned subsidiaries and Aon plc became the publicly-held parent company of the Aon group. This transaction is referred to as the redomestication. References in this report to the actions of "the Company", "us", "we" or "Aon" (or its board of directors, committees of its board of directors, or any of its directors and/or officers) or any similar references relating to periods before the date of the redomestication should be construed as references to the actions of Aon Corporation (or, where appropriate, its board of directors, committees of its board of directors or its directors and/or officers), being the previous parent company of the Aon group.

STATEMENT OF THE CHAIRMAN OF THE ORGANIZATION & COMPENSATION COMMITTEE

        We continue our journey to build, and continuously improve upon, the leading risk advice and HR solutions firm in the world. We seek to accomplish this by providing clients with world class advice, solutions, innovation and execution. To achieve those objectives, we must be the destination of choice for the best talent. Our remuneration program supports this vision and business strategy and is designed to align the financial interests of our executives with those of our shareholders in both our short and long-term programs.

        The core principle of our executive compensation program continues to be pay for performance. As in prior years, one of our strategic goals was improving our performance for 2014. Total revenue for 2014 increased 2% to $12 billion. Additionally, we achieved record cash flow from operations of $1.6 billion. Over the 10-year period beginning in 2004, and almost exclusively during Mr. Case's leadership which began in April of 2005, our average annual total shareholder return was 15%, as compared to the return of the benchmark S&P 500 of 8% and 4% for our peers.

        In 2014, we delivered double digit earnings growth while we continued to execute on our goals of strategically investing in long term growth, managing expenses and effectively allocating capital. We returned more than $2 billion of excess capital to our shareholders through our share repurchase program and an additional $273 million to shareholders through dividends. These returns to shareholders highlight our strong cash flow generation and effective allocation of capital. We believe we are well positioned for long-term value creation through improvements in operating performance and strong free cash flow generation.

        At our annual general meeting on June 24, 2014, we presented the Remuneration Policy to our shareholders for approval. We consulted with shareholder representatives on the Remuneration Policy. However, following publication the shareholder representatives expressed concern in relation to the way the Committee would exercise its discretion (i) to offer remuneration in excess of the maximums stated in the policy and (ii) grant uncapped equity-based awards which are not necessarily subject to performance conditions in special circumstances. In response, on June 6, 2014, we issued an assurance to clarify the basis on which such discretion would be exercised, and our shareholders approved the Remuneration Policy with over 96% of the votes cast at the meeting voting in favor of the policy. We are required to seek shareholder approval for our

Remuneration Policy at least every three years, except in certain circumstances where an earlier vote would be required. As our Remuneration Policy remains unchanged from last year, we are not seeking approval for the Remuneration Policy this year. The implementation of our remuneration programs in 2014 and to date in 2015 is consistent with Remuneration Policy as approved by our shareholders.

        During 2014, we made no adjustments from the previously established levels for base salaries or benefits for our senior executive officers, favoring instead to continue to link pay for performance through our Leadership Performance Program and our annual bonus scheme. In the first quarter of 2014, we granted performance share units under our Leadership Performance Program to our executive officers, including Mr. Case, our sole executive director. This program is intended to further strengthen the relationship between capital accumulation for our executives and long term financial performance of the Company and the generation of shareholder value. The cumulative target under the program ranges from $15.11, below which no shares would be issued, to $17.31 or higher, which would yield shares equal to 200% of the target number. A result of $16.11 in cumulative adjusted earnings per share would yield settlement in Ordinary Shares at 100% of the target number. This target represents a 17% increase over the adjusted target for the Leadership Performance Program for the prior year. At the time the target was established, the Committee believed that such target represented a challenging, yet achievable, performance goal.

        During the year, we again made no adjustments to target bonuses. In the first quarter of 2014, we determined that the Company's 2014 performance target would be planned adjusted operating income for 2014, excluding amortization of intangibles, of $2,312 million. We set the minimum achievement threshold at 85% of such target, or $1,965 million, as adjusted for extraordinary, unusual or infrequently occurring items. We selected operating income, as adjusted, as the measure to emphasize performance of the Company as a whole and directly link executives' awards to our key business initiatives of delivering distinctive client value and achieving operational excellence.

        In combination with the performance targets established under each of each of our Leadership Performance Programs, we believe the targets are better measures of our core operating performance and balance our executives' short and long-term perspective appropriately.

        In early 2015, we determined the actual achievement under the cycle of our Leadership Performance Program, covering the performance period from January 1, 2012 through December 31, 2014, and the performance share units under this program vested. The Company's cumulative adjusted earnings per share from continuing operations target for this program ranged from $12.49, below which no payout was due to occur, to $14.19 or higher, which would have yielded shares equal to 200% of the target number. A result of $13.01 in cumulative adjusted earnings per share from continuing operations would have yielded shares equal to 100% of the target number. This target represented a 30% increase over the adjusted target for the prior cycle of our Leadership Performance Program established for the performance period from 2011 through 2013. Our actual cumulative adjusted earnings per share from continuing operations for the three year period was $14.52, resulting in a payout at 200% of target. In addition, operating income in 2014, without permitted adjustments for extraordinary or unusual items, was $2,353 million, or 101.8% of target. After application of the operating income metric and a 20% reduction taken in our discretion based upon management's recommendation, the total incentive pool for participants, including each of our named executive officers, in the Executive Committee Incentive Compensation Plan was determined to be funded at 85.8%. The Board, on the recommendation of the Committee, approved a bonus for Mr. Case under the plan of 100% of his target bonus.

        With regard to the compensation of our non-executive directors, after reviewing market conditions, the Board approved changes to the non-executive director compensation program, effective January 1, 2015. The annual retainer for each non-executive Board member will increase by $10,000 to $115,000 annually. In addition, the annual equity award to our non-executive chairman will increase by $15,000 and he will receive an additional annual equity award of $380,000 in total.

        Finally, in January 2015, the Company entered into an amended and restated employment agreement with Mr. Case. Prior to approving such agreement, the Committee consulted with its independent compensation consultant, Frederic W. Cook & Co., Inc. Among other factors, the Committee and its consultant reviewed market data on total compensation of the chief executive officers of the Company's peer group, and Mr. Case's performance over the nearly ten years he has been leading the Company, including the Company's significant total shareholder return over such period as compared to the S&P 500 and its peers. The agreement extended the term of Mr. Case's employment for five years, through April 1, 2020, unless terminated earlier. Prior to such extension, Mr. Case's employment was due to expire on April 5, 2015. The agreement continued Mr. Case's current base salary (which remains unchanged since his hire in 2005) of $1,500,000 and his annual bonus target at 200% of annual base salary. Under the agreement, Mr. Case agreed to maintain an investment position in the Company's Ordinary Shares equal to no less than twenty times his annual base salary. In connection with the renewal of Mr. Case's employment agreement, the Company agreed to grant him an additional award under the Leadership Performance Program for the 2015 through 2017 performance period with a target value of $15,000,000. The additional award is intended to recognize Mr. Case's commitment to the Company in entering into a five-year renewal of his employment agreements. In addition, the Committee considered the additional award as appropriate to bring Mr. Case in line with the pay for performance objectives established by the Committee.

        The Committee believes that the Company is well positioned for long-term value creation through improvements in operating performance and strong free cash flow generation and that the Company's remuneration program achieved its purpose of linking pay to performance in 2014.

R. Notebaert
Chairman
Organization and Compensation Committee

GOVERNANCE

Operation of the Organization & Compensation Committee

        The Organization & Compensation Committee (the "Committee") assists the Company's Board of Directors (the "Board") in carrying out its overall responsibilities with regard to executive compensation, including oversight of the determination and administration of the Company's compensation philosophy, policies, and schemes for the Company's executive officers and non-executive directors. The Committee annually reviews and determines the compensation of the Company's executive officers, including Mr. Case, the Company's President and Chief Executive Officer and sole executive director, subject to the input of the other independent members of the Board. The Committee consults with Mr. Case on, and directly approves, the compensation of other executive officers, including special hiring and severance arrangements. The Committee administers the amended and restated Aon plc 2011 Incentive Plan (and its predecessor plans), including granting equity (other than awards to Mr. Case, which awards are approved by the independent members of the Company's Board in accordance with applicable law) and interpreting the plan, and has general administrative responsibility with respect to the Company's other U.S. employee benefit programs. In addition, the Committee reviews and makes recommendations to the Board concerning the non-executive directors' compensation and certain amendments to U.S. employee benefit plans or equity plans. The Committee also reviews and discusses the compensation disclosures contained in the Company's Annual Report on Form 10-K, proxy statement and this directors' remuneration report. The Committee may delegate its authority to sub-committees when appropriate.

        During 2014, the members of the Committee were:

  •
  R C Notebaert (chair)

  •
  C A Francis

  •
  E D Jannotta (retired 12 November 2014)

  •
  R S Morrison

  •
  R B Myers

  •
  C Y Woo

        None of the members of the Committee is an executive officer and each member is independent as such term is defined under the rules of the New York Stock Exchange and the Company's own independence standards. The remuneration of the Company's non-executive directors is considered by the Board as a whole with recommendations made by the Committee. In 2014, the Committee met seven times.

Committee Advisors

        The Committee has retained Frederic W. Cook & Co., Inc. ("FW Cook") as its independent remuneration consultant. The consultant is engaged by, and reports directly to, the Chairman of the Committee. The consultant does not advise Company management or receive other remuneration from the Company. The Committee annually reviews the independence of FW Cook pursuant to United States Securities & Exchange Commission and New York Stock Exchange Rules. The Committee has determined that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Committee. George Paulin, the Chief Executive Officer of FW Cook, typically participates in all meetings of the Committee during which remuneration matters for Mr. Case, other executive officers or non-executive directors are discussed and the consultant communicates between meetings with the Chairman of the Committee. During 2014, the consultant assisted the Committee by:

  •
  providing insights and advice regarding the Company's remuneration philosophy, objectives and strategy for the Company's senior executive officers;

  •
  developing criteria for identification of the Company's peer group as a market check for executive officer and non-executive director remuneration purposes;

  •
  reviewing management's proposals for the design of short-term cash and long-term share-based incentive schemes;

  •
  providing insights and advice regarding the Committee's analysis of risks arising from its remuneration policies and practices;

  •
  providing change-in-control severance calculations for our Named Executive Officers in the 2013 annual proxy disclosure;

  •
  providing compensation data from proxies of our peer group and other disclosures;

  •
  advising on revisions to non-executive director remuneration schemes;

  •
  advising on and providing comments on management's recommendations regarding executive officers' annual incentives for 2014 and long-term share-based awards granted in 2014; and

  •
  advising on the renewal of Mr. Case's employment agreement as discussed elsewhere in this report.

        FW Cook charges the Company on an hourly rate plus expenses basis. During the year ended 31 December 2014, the Company paid FW Cook $252,805 for its services.

        The Committee has delegated asset investments, vendor selection and other duties in connection with the Company's qualified and non-qualified U.S. retirement plans and governance responsibilities related to the Company's retirement plans globally to the Retirement Plan Governance and Investment Committee ("RPGIC"), and the Committee delegated certain administrative responsibilities, namely those relating to benefit claims and appeals and plan interpretations, under the Company's U.S. employee benefit plans to the Administrative Committee. Each of the members of the RPGIC and the Administrative Committee are employees of the Company. In addition, the Mr. Gregory Besio, the Company's Executive Vice President and Chief Human Resources Officer, Ms. Christa Davies, the Company's Executive Vice President and Chief Financial Officer and Ms. Beth Burk, the Company's Chief Counsel—Global Employment provide assistance to the Committee as required. The Committee is also supported by the Company Secretary and Compensation functions. No individuals provide input to the Committee with regard to their own remuneration.

THE COMPANY'S REMUNERATION REPORT FOR 2014

Directors' Remuneration (audited)

	Salary and Fees				Benefits				Annual Bonus(1)		LPP Vesting(2)		Pension		Total
($000)	2014		2013		2014		2013		2014	2013	2014	2013	2014	2013	2014	2013
Executive
Gregory C. Case(3)	1,500		1,500		676	(4)	611	(4)	3,000	3,150	35,222	17,036	25	25	40,423	22,322
Non-Executive
Lester B. Knight	490	(5)	465	(5)	72	(6)	117	(6)	—	—	—	—	—	—	562	582
Fulvio Conti	280	(5)	265	(5)	37	(6)	72	(6)	—	—	—	—	—	—	317	337
Cheryl A. Francis	260	(5)	250	(5)	13	(6)	30	(6)	—	—	—	—	—	—	273	280
Edgar D. Jannotta	260	(5)	250	(5)	25	(6)	50	(6)	—	—	—	—	—	—	285	300
James W. Leng	273	(5)	—		—		—		—	—	—	—	—	—	273	—
J. Michael Losh	285	(5)	275	(5)	6	(6)	21	(6)	—	—	—	—	—	—	291	296
Robert S. Morrison	260	(5)	250	(5)	22	(6)	41	(6)	—	—	—	—	—	—	282	291
Richard B. Myers	260	(5)	250	(5)	34	(6)	28	(6)	—	—	—	—	—	—	294	278
Richard C. Notebaert	280	(5)	265	(5)	21	(6)	35	(6)	—	—	—	—	—	—	301	300
Gloria Santona	280	(5)	265	(5)	15	(6)	25	(6)	—	—	—	—	—	—	295	290
Carolyn Y. Woo	260	(5)	250	(5)	6	(6)	26	(6)	—	—	—	—	—	—	266	276

Total	4,688		4,285		927		1,056		3,000	3,150	35,222	17,036	25	25	43,862	25,552

Notes

(1)
35% of the bonus award ($1,050,000 in 2014 and $1,102,500 in 2013) was paid in restricted share units under the ISP.
(2)
The LPP vests upon certification of the achievement of performance criteria following the completion of the performance period. The amount shown is determined by multiplying the actual number of shares delivered (351,236 in 2014 and 202,040 in 2013) by the closing share price on the date of vesting ($100.28 in 2014 and $84.32 in 2013).
(3)
Mr. Case serves as the Company's President and Chief Executive Officer, and receives his remuneration for serving in that role.
(4)
Consists of accompanied travel, tax preparation services and certain allowances in connection with his relocation to London. See the description of "Executive and Relocation Benefits" below. For accompanied travel, the amount included is the amount charged to income tax for Mr. Case in accordance with United States Internal Revenue Service regulations. Allowances related to Mr. Case's relocation totaled $587,757 in 2014 and $561,000 in 2013.

(5)
Consists of cash director fees and annual equity award.
(6)
Consists of tax equalization for incremental individual income taxes paid in the United Kingdom as a result of the Company's redomestication.

Determination of 2014 Annual Bonus

        Annual bonus payments were determined with reference to performance over the year ended 31 December 2014. The performance measures and targets are as follows:

Performance Criteria	Target PTI	Actual PTI	Pool Funding	Percentage of Target Bonus Paid
Adjusted operating income	$2,312 million	$2,353 million	107.2%	100.0%

        Management proposed a voluntary 20% reduction in this plan and the final funding after the reduction was 85.8%. The Committee has sole discretion to determine each executive officer's actual bonus amount as long as the corporate performance threshold was achieved. As the threshold was achieved, the Committee had discretion to pay bonuses at the cap level of the lesser of three times the target bonus or $10 million, or a lesser amount. For 2014, the Committee determined that under Mr. Case's leadership the Company had achieved strong financial results in 2014 across all four key commitments to investors, namely operating margin expansion, EPS growth, organic revenue growth and strong free cash flow from operations. In addition, the results were underpinned by sustained progress on growth strategies and innovations designed to drive the Company's financial performance over the long term. Mr. Case's bonus was approved at 100.0% of target.

        In accordance with the Company's Remuneration Policy, 65% of the bonus was paid in cash and 35% of the bonus was deferred into restricted share units vesting over three years. The restricted share units are not subject to any performance measures.

Determination of Vesting of LPP Award

	Performance Target
Performance Criteria	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	PSUs Vested
Adjusted cumulative earnings per share	$12.49	$13.01	$14.19	$14.52	200%

        In early 2015, we determined the actual achievement under the seventh cycle of the LPP, covering the performance period 1 January 2012 through 31 December 2014 ("LPP 7") and settled the performance share units in Aon plc ordinary shares. The target level represented a 30% increase over the adjusted target for the sixth cycle of the LPP established for the performance period from 2011 through 2013 ("LPP 6"). The target number of shares awarded to Mr. Case under LPP 7 was 175,618. The actual number of shares vested could range from 50% of the target number of shares if the threshold amount was met, to 200% of the target number of shares if the maximum amount was met or exceeded. The adjusted EPS from continuing operations results for LPP 7 include adjustments detailed by the plan governing LPP 7 and approved by the Committee. For each year of the performance period associated with LPP 7 adjustments to EPS from continuing operations were approved by the Committee as follows: gain on sale of land, businesses or discontinued operations; amortization of intangibles; actual restructuring charges; U.K. statutory tax rate change; and an error in deferred tax purchase accounting for the Hewitt acquisition. Any permissible adjustment will be made on a comparable basis across the other Leadership Performance Programs then in progress.

Director Pension Scheme

        No director who served during the year ended 31 December 2014 has any prospective entitlement to a defined benefit pension or a cash balance benefit arrangement (as defined in s152, Finance Act 2004).

        The Company operates the Aon Savings Plan and the Aon Supplemental Savings Plan, which are U.S. defined contribution plans. During the year ended 31 December 2014, for Mr. Case, the Company made matching contributions of $15,600 to the Aon Savings Plan and $9,600 the Aon Supplemental Savings Plan. No other director participates in the Aon Savings Plan or the Aon Supplemental Savings Plan.

Scheme Interests Awarded During the Year

        In line with the Company's Remuneration Policy, Mr. Case was granted awards under the ISP in February 2014 and under the LPP in March 2014. The resulting number of restricted stock units and performance share units and the associated performance conditions are set forth below.

  Leadership Performance Plan

	Target Number of PSUs(1)	Face Value	Threshold Vesting	End of Performance Period	Performance condition
Gregory C. Case	107,887	$9,000,000	50%	31 December 2016	Cumulative adjusted earnings per share(2)

Notes

(1)
The target number of PSUs is determined by dividing the face value of $9,000,000 by the closing share price at the date of grant (14 March 2014) of $83.42.
(2)
Vesting occurs per the vesting schedule below.

2014-2016 Cumulative Adjusted EPS	% of Target Units Earned
$15.11	50%
$15.61	75%
$16.11	100%
$16.33	125%
$16.55	150%
$16.77	175%
$17.31 or higher	200%

        The Performance Share Units will pay out linearly between each set of data points based on relative penetration within the range and rounded to one decimal place using standard rounding rules. Any fractional Performance Share Units that result from the application of the resulting payout percent will be truncated, not rounded or otherwise paid.

  Incentive Stock Program

	Number of RSUs(1)	Face Value	Threshold Vesting	End of Vesting Period	Performance condition
Gregory C. Case	12,936	$1,102,535	100%	14 February 2017	Continued employment(2)

Notes

(1)
Valued with a face value of $1,102,535 and the closing share price at the date of grant (14 February 2014) of $85.23.
(2)
Vesting occurs per the vesting schedule below.

Date	Number of Shares
14 February 2015	4,312
14 February 2016	4,312
14 February 2017	4,312

Remuneration Decisions in 2014

        The Committee sets executive compensation at levels that it believes to be appropriate and competitive for global professional services firms within the Company's market sector and the general industry marketplace. The Committee also strives to link a significant portion of Mr. Case's remuneration and the remuneration of the Company's other senior executives to performance. Overall, the Committee's intent is to manage the various elements of total remuneration together so that the emphasis of the Company's remuneration program is on the Company's variable components of pay, including long-term share-based awards and annual cash incentives that fluctuate based on the Company's performance.

        For 2014, the Committee did not have a specific market target to set total remuneration for Mr. Case or other executive officers or particular components of it. The Committee does not use a specific formula to set total remuneration either in relation to market data, the relative mix of pay components or otherwise. Rather, the Committee uses its judgment and business experience. A decision regarding one component of remuneration has only an indirect link to decisions regarding other pay components.

        In setting remuneration for 2014, the Committee took into account the pay and employment conditions of other employees within the group, as follows:

  •
  The Committee oversees the general funding of the annual cash incentive scheme for other eligible employees within the group, and the funding of that scheme is similarly linked to the Company's performance; and

  •
  The Committee oversees the long-term share-based schemes available to other employees within the group and, where applicable, the Committee links those awards to the performance of the Company's business.

        The chart below summarizes the actual total remuneration for Mr. Case received for 2014 as reported in the single figure table above.

Long-Term Share-Based Awards

        The Company awarded two forms of long-term share-based awards to Mr. Case and other executive officers—performance share unit awards and restricted share units granted in settlement of a proportion of the annual incentive scheme. In prior years, the Organization and Compensation Committee of Aon Corporation awarded share options as part of the LPP, with the use of share options discontinued in 2010. The Committee believes that performance share units should be the exclusive form of award under the LPP because performance share units utilize fewer shares and are, therefore, a more efficient form of award than share options, while allowing the Committee to maintain a strong performance focus.

  Performance Share Units

        In the first quarter of 2014, we granted performance share units to our executive officers, including our executive director, pursuant to the ninth cycle of the LPP ("LPP 9"). LPP 9 is the ninth layer of consecutive three-year performance cycles for certain of our executive officers. It is intended to further strengthen the relationship between capital accumulation for our executives and long-term Aon financial performance and shareholder value.

        The performance share units awarded under LPP 9 are payable in Aon plc ordinary shares. The nominal value of the awards was determined and approved by the Committee. The number of target performance share units granted was calculated on the date of grant based on that day's closing price of Aon plc ordinary shares on the New York Stock Exchange.

        The performance share units under LPP 9 will be earned and settled in a range of 0% to 200% of the target value based on performance results over a three-year performance period. The performance period began January 1, 2014, and will end on December 31, 2016. As was the case under the eighth cycle of our Leadership Performance Program established for the performance period from 2013 through 2015 ("LPP 8"), the performance results for LPP 9 will be measured against three year publicly reported adjusted cumulative EPS growth rate, subject to limited adjustments set forth in the program documentation at the beginning of the three year period. The adjustments are intended to exclude the impact of items of a discrete or non-operating nature, such as amortization of intangibles, so as to provide a target that while challenging, does not factor in events outside of the control of the relevant executive officers.

        The cumulative target under LPP 9 ranges from $15.11, below which no shares would be issued, to $17.31 or higher, which would yield shares equal to 200% of the target number. A result of $16.11 in cumulative adjusted EPS would yield settlement in Ordinary Shares at 100% of the target number. This target represents a 17% increase over the adjusted target for LPP 8. At the time the target was established, the Committee believed that such target represented a challenging, yet achievable, performance goal.

        In determining the individual awards under LPP 9, the Committee considered internal pay fairness factors, the award recipient's compensation mix and total direct compensation. In addition, the market data relevant to Mr. Case supported a larger award to him than the awards granted to the other executive officers generally. The Committee does not use a specific formula to set total remuneration either in relation to market data, the relative mix of pay components or otherwise.

        The Compensation Committee's selection under LPP 9 of the three year performance period and cumulative adjusted EPS financial performance metric provides the award recipients a reasonable period of time within which to achieve and sustain challenging long term growth objectives. The Committee believes adjusted EPS more effectively aligns executives to improve Aon performance, rather than EPS calculated in accordance with U.S. GAAP, as the adjusted measure provides a target that is within their control and area of accountability. Further, the Company believes that as adjusted, the EPS measure provides a perspective on the Company's core operating performance that is more consistent with that of its shareholders and creates transparency and clarity for participants.

  Restricted Share Units

        At the beginning of 2014, the Company granted 12,936 time-vested restricted share units to Mr. Case and smaller awards to the Company's other executive officers in connection with the Company's ISP. These time-vested restricted stock units are awarded based upon the achievement of performance goals related solely to the Company's past financial performance measured under the annual incentive plan; however, the time based vesting of the restricted share units is intended to further focus the attention of Mr. Case and other executive officers on the Company's longer-term performance as a whole, and to further promote employee retention and equity ownership. The Committee believes this strikes a fair balance between reward for past performance and incentive for future improvements.

        Each of the time-vested restricted share units granted in connection with the program will vest ratably over a three-year period subject to continued employment. Awards are subject to forfeiture if an employee voluntarily terminates employment but in the event of termination by the Company without cause vesting continues over the same three-year period. Vesting is not subject to personal or corporate performance conditions. The restricted share units are settled in Aon plc Class A Ordinary Shares.

Performance-Based Annual Cash Incentive

        In the first quarter of 2014, the Committee determined that the Company's 2014 wide performance target would be planned adjusted operating income for 2014 excluding amortization of intangibles ("OI") of $2,312 million. The Committee set the minimum achievement threshold at 85% of such target, or $1,965 million, as adjusted for extraordinary, unusual or infrequently occurring items. The Committee selected OI as the measure to emphasize performance of the Company under each of LPP 7 through LPP 9 (i.e., cumulative adjusted EPS), the Committee believes the targets are better measures of the Company's core operating performance and balance the executives' short and long term perspective appropriately.

        The Committee believed that the 2014 target was achievable but challenging. The Committee set the minimum threshold at 85% because we believed performance below that level would not create sufficient value for the Company's shareholders and, therefore, should not result in bonus payments.

        The annual incentive scheme for Mr. Case and other executive officers does not provide guidelines or formulas for determining the actual incentives payable once the metric is achieved. Rather, the Committee retains sole discretion for determining the actual incentives payable. If the metric is achieved, the scheme would allow the Committee to award an incentive up to 300% of the executive's target incentive or to exercise negative discretion to award a lesser amount. Mr. Case's target incentive for 2014 was 200% of his base salary, or $3,000,000.

2014 Performance

        During the first quarter of 2015, the Committee determined that the Company's 2014 operating income, after permitted adjustments for extraordinary or unusual items, was 101.8% of plan. This exceeded the minimum threshold established under the scheme and resulted in the pool funding at 107.2%.

        The Committee then met to determine the funding status of the pool for 2014. Management proposed a 20% reduction in the funding of the plan. To apply this reduction, the 107.2% from above funding was multiplied by 80% to produce a final funding rate of 85.8% for all participants, including Mr. Case, which the Committee approved.

        The actual size of the incentive pool equals the aggregate target bonuses of all participants multiplied by the percentage the pool was funded after application of the formula, as described above. In February 2015, the independent members of the Board approved an annual incentive award to Mr. Case for 2014 performance in the aggregate value of $3,000,000, 65% to be paid in cash and 35% to be provided in the form of time-vested restricted stock units (as described above).

Implementation of Policy in 2015

        In 2015, the Committee intends to continue to provide remuneration in accordance with the Remuneration Policy approved at the Company's 2014 annual general meeting, as supplemented by the Committee's statement dated June 6, 2014.

        In January 2015, the Company entered into an amended and restated employment agreement with Mr. Case, which commenced on 16 January 2015. The agreement will expire on 1 April 2020, unless terminated earlier. The agreement is consistent with the terms of Mr. Case's prior agreement with the Company, and provides for no changes to his position, salary or bonus or benefits. In addition, the agreement makes no changes to payments that would be due to Mr. Case in the event of loss of office. Under the agreement, Mr. Case will continue to participate in the Company's long-term incentive compensation plans, and he is entitled to an award with a target value of $15 million in addition to his annual long-term incentive award under the tenth cycle of the LPP ("LPP 10"). The agreement also provides that Mr. Case must maintain an investment position in the Company with a market value equal to or greater than 20 times his annual base salary.

        For 2015, the Committee determined that adjusted earnings per share should continue to be the sole Performance Criteria for LPP 10. The performance share units ("PSUs") awarded under LPP 10 are payable in Aon plc ordinary shares. Mr. Case was granted an award under LPP 10 with a target value of $10.4 million plus an additional award with a target value of $15 million in accordance with his amended and restated employment agreement. The nominal value of the annual award for Mr. Case was based upon internal pay fairness factors, Mr. Case's compensation mix and his total direct compensation. The number of target PSUs was calculated on the date of grant based on that day's closing price of Ordinary Shares on the New York Stock Exchange.

        The performance period applying to the PSUs began January 1, 2015, and will end on December 31, 2017. The performance results will be measured against the specified cumulative adjusted EPS target for the years 2015 through 2017. After adjustments, the performance payout range is from $17.44, below which no shares would be issued, to $19.76, which would yield shares equal to 200% of the target number of shares. A result of $18.14 in cumulative adjusted EPS would yield settlement in ordinary shares at 100% of target. This target represents a 12.6% cumulative increase over the adjusted target for the ninth cycle of the LPP established for the performance period from 2014 through 2016.

        In addition, the Committee determined that adjusted operating income should be the sole Performance Criteria for our annual bonus scheme. The Committee selected operating income because it is a broad-based metric that aligns the annual bonus scheme with the key metrics the Company measures against externally to deliver value to its shareholders. Year over year operating income growth will be used to determine the 2015 funding level. An increase in funding from the prior year will only occur when Operating Income increases by more than 2%. The Committee set the minimum achievement threshold at 70% of 2014 Operating Income, or $1,647 million, as adjusted for extraordinary, unusual or infrequently occurring items. Mr. Case's target bonus in 2015 remained at $3 million in accordance with the terms of his employment agreement.

Base Salary

        Base salary is a fixed component of remuneration and is initially set at a level based primarily upon the executive's job scope or level of responsibility. The base salaries of the Company's most senior executives are adjusted infrequently. No base salary adjustment was made for Mr. Case during 2014 or in connection with the extension of Mr. Case's employment agreement in January 2015 or is otherwise proposed.

Incentive Repayment Policy

        Under the Company's Incentive Repayment Policy, the Board is permitted to cancel or require reimbursement of any incentive payment or equity-based award received by the Company's executive officers if the payment or award is based on the achievement of financial results that are subsequently restated.

        If the Board determines that an executive officer engaged in fraud that caused or partially caused the need for financial restatement, the incentive payment or equity-based award is required to be forfeited in full.

        If the restatement is not the result of fraud by the executive officer, the Board may, to the extent allowable under applicable law, require forfeiture or reimbursement of the amount by which the incentive payment or equity-based award exceeded the lower amount that would have been made based on the restated financial results.

Executive and Relocation Benefits

        During 2014, the Company provided few personal benefits to Mr. Case as a component of his total compensation. Over the years, the Committee has taken significant steps to de-emphasize personal benefits in the Company's executive remuneration schemes.

  Retirement Benefits

        Mr. Case is eligible to participate in broad-based employee benefit programs that are available to the Company's employees generally (such as health coverage and 401(k) salary deferrals for the Company's U.S.-based employees). In addition, the Company provides an executive health screening program to Mr. Case and other executive officers. Mr. Case does not participate in the defined benefit pension plan or the supplemental pension program of the Company's predecessor, Aon Corporation. Mr. Case was hired by Aon Corporation after participation in the plans was frozen in 2004.

        The Company also maintains a Supplemental Savings Plan, in which Mr. Case participates. It is a non-qualified, deferred compensation plan that provides eligible employees, including Mr. Case, with the opportunity to receive contributions that could not be credited under the base U.S. tax-qualified plan because of tax limitations and the specific provisions of such plan. If an executive officer contributes the maximum permissible amount to the Aon Savings Plan, the Supplemental Savings Plan provides for a company allocation as a percentage of compensation in excess of the United States Internal Revenue Service limit ($260,000 in 2014), with such compensation capped at $500,000. The percentage allocation varies by length of service but in the first four years of employment the allocation percentage is 3% and increases to 6% after 15 years of service.

  Relocation Benefits

        In connection with the Company's relocation of its headquarters to London, England, the Committee approved relocation benefits for the executive officers that relocated to the new corporate headquarters and, in consideration of executive officers' renewals of their commitments to their international assignments, the Committee approved the renewal of these letters with modest changes to each executive officer's relocation benefits. In each case, the Committee approved the relocation benefits after consulting with its independent remuneration consultant, Frederic W. Cook & Co., Inc. and each relocating executive officer signed an international assignment letter with the Company's predecessor, Aon Corporation (the "Letter") dated 12 January 2012 and a renewal letter with the Company dated 1 July 2014, which describe the relocation benefits available to them.

        The terms of the Letter for Mr. Case provide for the following benefits:

  •
  relocation and housing benefits;

  •
  cost of living differential benefits;

  •
  a monthly foreign service allowance; and

  •
  tax preparation benefits.

        Relocation benefits are customary for expatriate assignments for the Company and other employers in its industry. The relocation packages approved are intended to keep the executive "whole" on a total rewards basis, to be transparent and equitable and to reflect best practices and benchmarks of industry counterparts. The Committee will periodically review the relocation packages of all relocated executive officers.

        All of the relocation benefits are subject to recoupment if an executive officer resigns employment with the Company within two years of commencing the international assignment, or twelve months after the end thereof, and becomes employed by a direct competitor of the Company.

Non-Executive Director Remuneration

  Fees

        Non-executive director fees are set by the Board as a whole. In 2014, the Company provided its non-executive directors with the following cash compensation:

  •
  an annual retainer of $105,000, payable quarterly;

  •
  an additional annual retainer of $20,000 to the chairperson of each Board committee other than the Audit Committee; and

  •
  an additional annual retainer of $25,000 to the chairperson of the Audit Committee.

        In 2014, after reviewing market conditions, the Board approved an increase in the annual cash retainer of $10,000, to $115,000 annually. This increase is effective on 1 January 2015.

  Equity Awards

        Each non-executive director is entitled to receive an annual grant of fully-vested Aon plc ordinary shares on the date of the Company's annual general meeting of shareholders. In 2014, the annual grant of Aon plc ordinary shares had an initial value of $155,000 and the non-executive chairman of the Board received a grant in addition to the annual grant awarded to all directors with a $210,000 initial value. The number of Aon plc ordinary shares to be granted was determined by dividing $155,000 (or in the case of the non-executive chairman of the Board, $365,000) by the fair market value of an Aon plc ordinary share on the date of grant.

        In 2014, after reviewing market conditions, the Board approved an increase in the initial value of the additional grant to the non-executive chairman of $15,000 to $225,000 annually.

Payments to Past Directors and Payments for Loss of Office

        There have been no payments made to past directors during the year ended 31 December 2014 with respect to service as a director of the Company. Mr. Jannotta retired from the Board of Directors in 2014. No payments were made to Mr. Jannotta in connection with this loss of office.

Director Shareholdings and Share Ownership Guidelines

        The Board has adopted share ownership guidelines. The guidelines are designed to increase the Company's executives' equity stakes and to align the Company's executives' interests more closely with those of its shareholders. The guidelines provide that Mr. Case should attain an investment position in the Aon plc ordinary shares equal to six times his annual base salary and each other executive officer should attain an investment position in the Aon plc ordinary shares equal to three times his or her annual base salary. While there is no specific period of time for an executive officer to reach these levels, each executive officer is expected to make consistent progress toward these levels. In connection with the amendment and restatement of his employment agreement in January 2015, Mr. Case agreed that he will attain an investment position in the Aon plc ordinary shares equal to twenty times his annual base salary. Mr. Case's shareholdings in the Company exceed the amount required under the guidelines and his employment agreement.

        The guidelines also set out equity retention rules generally requiring that net profit shares received upon the exercise of options to purchase Aon plc ordinary shares, the vesting of restricted stock units and the vesting of performance share units be retained until the required investment position is achieved. Aon plc ordinary shares counted toward these guidelines include:

  •
  any shares owned outright;

  •
  shares owned through an Aon-sponsored savings or retirement plan;

  •
  shares purchased through an Aon-sponsored employee stock purchase plan;

  •
  shares obtained through the exercise of share options;

  •
  shares issued upon the vesting of restricted share units or performance share units; and

  •
  "phantom stock" held in the Aon Supplemental Savings Plan.

        The Board also has adopted share ownership guidelines for the Company's non-executive directors. These guidelines require each non-executive director to hold an investment position in Aon plc ordinary shares equal to five times the annual director retainer. The guidelines provide a transition period of seven years for non-executive directors to achieve the ownership guidelines level; provided, however that each new non-executive director is expected to hold 1,000 Aon plc ordinary shares within the first year of joining the Board or transitioning from an executive director to a non-executive director. The shareholdings of each non-executive director, other than Mr. Leng, who joined the Board in 2014, exceed the amount required under the guidelines.

  Share Options

        As of 31 December 2014, no director has received any share option granted in respect of their service as a director of the Company or otherwise in respect of any "qualifying services" in respect of the Company.

        Mr. Case holds options as set forth below which were granted in respect of his prior service as President, Chief Executive Officer and Director of Aon Corporation which were assumed by the Company on 2 April 2012 and relate to the Aon plc ordinary shares. All of the options held at 31 December 2014 were vested and unexercised. The options are not subject to performance conditions.

	At 1 Jan 2014	Granted During Year	Exercised During Year	Lapsed During Year	At 31 Dec 2014	Exercise Price ($)	Market Price at Date of Exercise ($)	Date from Which Exercisable		Expiry Date
Gregory C. Case	1,000,000	—	—	—	1,000,000	22.86	n/a	4 Apr 2007	(1)	4 Apr 2015
	96,432	—	96,432	—	—	40.91	85.33	13 Mar 2009	(2)	13 Mar 2014
	107,582	—	—	—	107,582	39.04	n/a	20 Mar 2010	(3)	20 Mar 2015

Notes

(1)
One-third of the options vested on each of 4 April 2007, 4 April 2008 and 4 April 2009.
(2)
One-third of the options vested on each of 13 March 2009, 13 March 2010 and 13 March 2011.
(3)
One-third of the options vested on each of 20 March 2010, 20 March 2011 and 20 March 2012.

  Long-Term Incentive Schemes

        As of 31 December 2014, Mr. Case had the awards set forth below outstanding under the Company's LPP and ISP. Awards made prior to 2 April 2012 were made by Aon Corporation and were assumed by the Company on 2 April 2012 and relate to Aon plc ordinary shares. The awards set forth below vest in future years and the Aon plc ordinary shares will become receivable under the plans in respect of qualifying service. None of the Company's non-executive directors has any scheme interest in respect of qualifying service.

	Award Date	At 1 Jan 2014 Maximum number of shares under Award	At 31 Dec 2014 Maximum number of shares under Award	End of Performance Period/Latest Vesting Date	Vesting Date	Number of Shares Vested in 2014/2015		Market Price on Award Date ($)	Market Price on Vesting Date ($)
	LPP Awards(1)

Gregory C. Case	18 Mar 2011	323,264	—	31 Dec 2013	13 Feb 2014	202,040	(2)	51.97	84.32
	16 Mar 2012	351,236	351,236	31 Dec 2014	20 Feb 2015	351,236	(3)	48.97	100.28
	15 Mar 2013	287,980	287,980	31 Dec 2015	Feb 2016	—		59.90	n/a
	14 Mar 2014	—	215,774	31 Dec 2016	Feb 2017	—		83.42	n/a

	ISP Awards(4)

	18 Feb 2011	6,612	—	18 Feb 2014	18 Feb 2014	6,612		52.93	85.16
	17 Feb 2012	9,799	4,899	16 Feb 2015	17 Feb 2014	4,900		47.62	85.23
					17 Feb 2015	4,899		47.62	100.71
	15 Feb 2013	18,114	12,076	15 Feb 2016	15 Feb 2014	6,038		57.00	85.23
					15 Feb 2015	6,038		57.00	100.56
					15 Feb 2016	—
	14 Feb 2014	—	12,936	14 Feb 2017	14 Feb 2015	4,312		85.23	100.56
					14 Feb 2016	—
					14 Feb 2017	—

Notes

(1)
For performance shares awarded under the LPP, the actual number of shares issued to Mr. Case is determined based upon the adjusted earnings per share of the Company during the performance period. For all awards, the maximum potential number of shares that may vest is shown. See "The Company's Remuneration Policy" included in the Company 2013 U.K. Annual Report and Accounts.
(2)
Represents the actual number of shares awarded to Mr. Case on 13 February 2014.
(3)
Represents the actual number of shares awarded to Mr. Case on 19 February 2015.
(4)
For restricted share units awarded under our ISP, the shares awarded are the restricted share portion of awards approved by the independent members of the Board based upon the achievement of certain performance measures by Mr. Case during the year prior to the award date under the annual incentive plan. The restricted share units vest in equal amounts on the first through the third anniversary date of the award date subject to continued employment. No other performance conditions apply to the vesting of the restricted share units.

  Directors' Interests in Aon plc Ordinary Shares

        The table below provides details on the directors' interests in shares of the Company at 31 December 2014, including interests of connected persons (as defined for the purposes of section 96B(2) of the Financial Services and Markets Act 2000).

	Beneficially Owned Shares	LPP	ISP	Options	Total
Executive Director
Gregory C. Case	927,663	854,990	29,911	1,107,582	2,920,146
Non-Executive Directors
Lester B. Knight	257,282	—	—	—	257,282
Fulvio Conti	22,379	—	—	—	22,379
Cheryl A. Francis	18,274	—	—	—	18,274
Edgar D. Jannotta	84,655	—	—	—	84,655
James W. Leng	2,156	—	—	—	2,156
J. Michael Losh	33,169	—	—	—	33,169
Robert S. Morrison	51,866	—	—	—	51,866
Richard B. Myers	19,478	—	—	—	19,478
Richard C. Notebaert	51,887	—	—	—	51,887
Gloria Santona	29,178	—	—	—	29,178
Carolyn Y. Woo	19,887	—	—	—	19,887

Performance Graph

        The graph below shows the total shareholder return of the Company (and its predecessor Aon Corporation) for the six years ended 31 December 2014 on an assumed investment of $100 on 31 December 2008 in Aon Corporation, the Standard & Poor's S&P 500 Stock Index and an index of peer group companies.

        The Standard & Poor's S&P 500 Stock Index has been chosen because the Company is a part of this index, and as a result the Company is required to use this index in its performance graph under U.S. Securities and Exchange Commission rules.

        The peer group index reflects the performance of the following peer group companies which are, taken as a whole, in the same industry or which have similar lines of business as Aon: Arthur J. Gallagher & Co.; Marsh & McLennan Companies, Inc.; Brown & Brown, Inc.; Towers Watson & Co. and Willis Group Holdings Public Limited Company. The peer group returns are weighted by market capitalization at the beginning of each year. The performance graph assumes that the value of the investment of Aon plc ordinary shares and the peer group index was allocated pro rata among the peer group companies according to their respective market capitalizations, and that all dividends were reinvested.

Chief Executive Officer Remuneration

	2009	2010	2011	2012	2013	2014
Total Remuneration(1) ($,000)	14,287	13,180	11,959	25,323	22,322	40,423
Annual bonus as a percentage of maximum(2)	60%	60%	22%	33%	35%	33%
Shares vesting as a percentage of maximum	100%	65%	62%	44%	63%	100%

Notes

(1)
For all periods prior to 2 April 2012, the remuneration shown includes remuneration paid to Mr. Case for serving as an executive director of Aon Corporation.
(2)
In 2011, the maximum bonus under the Shareholder Approved Plan was increased from the lesser of $5 million or three times target bonus to the lesser of $10 million or three times target bonus.

Percentage Change in Chief Executive Officer Remuneration Compared to Average

        The table below shows the percentage change in the remuneration of our chief executive officer from 2013 to 2014 compared to the average percentage change for the Company's employees who participate in similar compensation schemes to our chief executive officer and are based in the United Kingdom and the United States. The Company believes that this is an appropriate comparator group because the remuneration arrangements for this group allow for a meaningful comparison.

	Salary	Benefits	Annual Bonus
Chief Executive Officer	0%	11%	(5)%
Comparator Employees	2%	2%	(1)%

Relative Importance of Spend on Pay

        During the years ended 31 December 2013 and 2014, the Company's remuneration paid to its employees and distributions to shareholders were as follows:

	Year ended 31 December,
			Percentage Change
($ millions)	2013	2014
Employee remuneration	6,945	7,014	1%
Dividends	212	273	29%
Share buyback	1,102	2,250	104%

Votes on Remuneration in 2014

        At the Company's annual general meeting held on 24 June 2014, the Company's Remuneration Policy received the following votes from shareholders:

	Votes	%
For	229,581,797	89.7%
Against	7,833,104	3.1%
Withheld	2,906,488	1.1%
Broker Non-Votes	15,712,875	6.1%

        At the Company's annual general meeting, the directors' remuneration report received the following votes from shareholders:

	Votes	%
For	226,197,067	88.3%
Against	10,897,824	4.3%
Withheld	3,226,498	1.3%
Broker Non-Votes	15,712,875	6.1%

For and on behalf of the Board

P Lieb
Company Secretary
Date: 20 March 2015
Registered Number 07876075

Appendix B

FORM OF SHARE REPURCHASE CONTRACT

This agreement is made on                                    ,                         , between:

Aon plc ("Aon")
8 Devonshire Square
London
EC2M 4PL
Registered No. 07876075
                                    (the "Counterparty")

It is agreed that the Counterparty will purchase on a principal basis interests in Class A Ordinary Shares of Aon, nominal (i.e., par) value $0.01 per share (the "Ordinary Shares"), for subsequent sale and delivery to Aon under the terms of this agreement as follows:

1.
Ordinary Shares will be purchased up to the quantity and purchase price level advised by telephone from an authorised person at Aon (the "Purchase Price"), such authorised person(s) to be notified in writing to the Counterparty by Aon from time to time (each an "Authorised Person").

2.
Unless otherwise instructed, Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

a)
the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the "Exchange Act"). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

b)
Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act, as may be amended or superseded from time to time ; and

c)
Rule 10b-18(b)(3) of the Exchange Act, as may be amended or superseded from time to time.

3.
All purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, as may be amended or superseded from time to time, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b)(1) of the Exchange Act, as may be amended or superseded from time to time.

4.
Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS) or in over-the-counter (OTC) transactions.

5.
Before purchases commence under this Agreement, Aon will have officially disclosed the repurchase program to the public.

6.
Aon represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to Aon or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

7.
Daily purchase information will be provided to Aon by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

8.
Aon's tax identification number is 98-1030901.

9.
Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between Aon and the Counterparty.

10.
Notices for the attention of Aon shall be sent to:

Corporate Treasurer
Aon plc
8 Devonshire Squire
London
EC2M 4PL
UK

With a copy to

Corporate Law Department
Aon Corporation
200 East Randolph Street, 8th Floor
Chicago, Illinois 60601
USA

Notices for the attention of the Counterparty shall be sent to the address notified in writing to Aon by the Counterparty.

11.
The Counterparty shall (including, without limitation, by liaising with Computershare Inc. (or its successor or assign) as transfer agent and registrar of Aon (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to Aon is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the depositary of the DTC System, Cede & Co.) and Aon receives the Ordinary Share in record form (an "Aon Record Share").

12.
In accordance with Paragraph 11, Counterparty shall sell, and Aon shall purchase, such Aon Record Shares, and following such purchase and delivery, Aon shall be registered as the record holder of such Aon Record Shares, or such Aon Record Shares shall otherwise be cancelled. Aon shall be responsible for any stamp duty that is due in respect of the purchase of Aon Record Shares from Counterparty.

13.
Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Aon Record Shares to Aon in accordance with the terms of this letter.

14.
Aon will pay for any and all Aon Record Shares purchased by it in accordance with Paragraph 12 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Aon Record Shares. Any commission payable by Aon in respect of the delivery of Aon Record Shares shall be agreed in writing from time to time between Aon and the Counterparty, and shall be paid to the Counterparty by Aon on delivery of Aon Record Shares. The relevant bank account details of the Counterparty shall be notified to Aon by the Counterparty in writing from time to time.

15.
The Counterparty and Aon each acknowledge and agree that:

a)
Prior to an acquisition by Aon under Paragraph 12 hereof, Aon shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by Counterparty pursuant to this Agreement;

b)
Nothing in this letter is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c)
The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

16.
This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

Aon plc

By:	By:
Name:	Name:
Title:	Title:

Appendix C

Rule 10b5-1 Repurchase Plan

        Repurchase Plan, dated                        , 20      (the "Repurchase Plan"), between Aon plc (the "Corporation") and                                    (the "Counterparty"). Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.

        WHEREAS, the Corporation desires to establish this Repurchase Plan to purchase its Class A Ordinary Shares, nominal value $0.01 per share (the "Ordinary Shares"); and

        WHEREAS, the Corporation desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan;

NOW, THEREFORE, the Corporation and the Counterparty hereby agree as follows:

1.
Prior to the commencement of transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2.
During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a "Trading Day") during the Trading Period on which the New York Stock Exchange (the "Exchange") is open for trading the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000, using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day's trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3.
The Counterparty shall (including without limitation, by liaising with Computershare Inc. (or its successor or assign) as transfer agent and registrar of the Corporation (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Corporation is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Corporation receives the Ordinary Share in record form (a "Record Share").

4.
In accordance with Paragraph 3, the Counterparty shall sell, and the Corporation shall purchase all such Record Shares, and following such purchase and delivery, the Corporation shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Corporation shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Corporation in accordance with the terms of this letter.

5.
The Corporation will pay for any Record Shares purchased by it in accordance with Paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares. Any commission payable by the Corporation in respect of the delivery of Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by the Corporation on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be notified to the Corporation by the Counterparty in writing from time to time.

6.
The Repurchase Plan shall terminate upon the earliest of:

a.
the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

  b.
  the close of business on the last day of the Trading Period;

  c.
  the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by the Corporation by facsimile to                                    , attention:                                     or by e-mail to                                    ;

  d.
  the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Corporation to authorize or commence any of the foregoing; and

  e.
  the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalization or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

7.
The Counterparty shall comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act, in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Corporation agrees not to take any action that would cause Purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

8.
The Corporation confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to the Corporation or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding the Corporation that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by the Corporation and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 6.

9.
If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

a.
a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

b.
trading of the Ordinary Shares on the Exchange is suspended for any reason; or

c.
the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Corporation (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18);

  If purchases have been so suspended, the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10.
It is the intent of the Corporation and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.
The Repurchase Plan may be signed in counterparts, each of which will be an original.

12.
The Repurchase Plan and any attachment together constitute the entire agreement between the Corporation and the Counterparty and supersede any prior agreements or understandings regarding the Repurchase Plan.

13.
All notices given by the parties under this Repurchase Plan will be as follows:

a.
If to the Counterparty:

Address:

Attention:                                    Fax no:

b.
If to the Corporation: Aon plc, 8 Devonshire Square, London, UK EC2M 4PL

Attention: Corporate Treasurer

Fax no:

With a copy, which shall not constitute notice, to:

Aon plc, 200 East Randolph Street, Chicago, IL 60601

Attention: Chief Counsel-Corporate,

Fax no: 312.381.6165.

14.
This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

15.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Corporation that occurs during the term of this Repurchase Plan.

16.
Except as otherwise set forth in this Repurchase Plan, the Corporation acknowledges and agrees that it does not have authority, influence or control over any Purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Corporation will not attempt to exercise any authority, influence or control over purchases. The Counterparty agrees not to seek advice from the Corporation with respect to the manner in which it executes purchases under this Repurchase Plan.

17.
The Counterparty and the Corporation each acknowledges and agrees that:

a.
Prior to an acquisition by the Corporation pursuant to Paragraph 4, the Corporation shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

b.
Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.
The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

        IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

Aon plc
By
Name: Title:
Acknowledged and Agreed:

By
Name: Title:

Exhibit A

        The Counterparty and Corporation shall hereby agree that the following terms shall have the following meanings:

        "Limit Price" shall mean a per share price of US$            .

        "Maximum Amount" is the maximum purchase amount in a single trading day and shall mean US$                                    .

        "Trading Period" shall mean the period commencing on                        and terminating at close of business on                         .

        "Total Repurchase Amount" is the maximum aggregate purchase amount in the Trading Period and shall mean US$            .

        Commission paid under this Repurchase Plan shall equal $            per Record Share sold to the Corporation.

NOTICE OF 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS AND

PROXY STATEMENT

IF VOTING BY MAIL, YOU MUST DATE, SIGN, AND RETURN THIS CARD. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 021UAC 1 U PX + Annual General Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1 below, each to be re-elected by way of a separate resolution, and FOR Proposals 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 each to be passed as a separate resolution. 01 - Lester B. Knight 04 - Cheryl A. Francis 07 - Robert S. Morrison 02 - Gregory C. Case 05 - James W. Leng 08 - Richard B. Myers 03 - Fulvio Conti 06 - J. Michael Losh 09 - Richard C. Notebaert 1. Re-election of Directors: 10 - Gloria Santona 11 - Carolyn Y. Woo For Against Abstain For Against Abstain For Against Abstain For Against Abstain 2. Receipt of Aon’s annual report and accounts, together with the reports of the directors and auditors, for the year ended December 31, 2014. For Against Abstain 3. Ratification of the appointment of Ernst & Young LLP as Aon’s Independent Registered Public Accounting Firm. IMPORTANT ANNUAL MEETING INFORMATION 4. Re-appointment of Ernst & Young LLP as Aon’s U.K. statutory auditor under the Companies Act 2006. 5. Authorization of the Board of Directors to determine the remuneration of Aon’s U.K. statutory auditor. 6. Advisory vote to approve executive compensation. 7. Advisory vote to approve the directors’ remuneration report. 8. Approval of forms of share repurchase contracts and repurchase counterparties. 9. Authorize the Board of Directors to exercise all powers of Aon to allot shares. 10. Authorize the Board of Directors to allot equity securities for cash without rights of preemption. 11. Authorize Aon and its subsidiaries to make political donations or expenditures. 12. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NNNNNNNNNNNN NNNNNNN 2 3 4 9 2 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by registered holders must be received by 5:00 p.m., London Time, 12:00 noon, New York Time, on June 16, 2015. Vote by Internet • Go to www.envisionreports.com/AON • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD. + + This proxy is solicited on behalf of the Board of Directors for the Annual General Meeting to be held at 65 Fleet Street, London EC4Y 1HS, United Kingdom, on June 17, 2015 The undersigned hereby appoints the Chairman or any Company Secretary, each individually and each with powers of substitution, as proxies for the undersigned to vote all the Class A Ordinary Shares the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Aon plc called to be held at 65 Fleet Street, London EC4Y 1HS, United Kingdom, on June 17, 2015 at 8:00 A.M. British Summer Time, or any adjournment or postponement thereof in the manner indicated on the reverse side of this proxy, and upon such other business as may lawfully come before the meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the notice of the annual general meeting of Aon plc and the related proxy statement. The undersigned revokes any proxy or proxies previously given for such shares. The undersigned ratifies and confirms any actions that the persons holding the undersigned's proxy, or their substitutes, by virtue of this executed card take in accordance with the proxy granted hereunder. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS, EACH TO BE ELECTED BY SEPARATE RESOLUTION, AND “FOR” THE RESOLUTIONS IN PROPOSALS 2, 3, 4, 5, 6, 7, 8, 9, 10 AND 11 AS INDICATED ON THE REVERSE SIDE HEREOF. This card also constitutes voting instructions by the undersigned participant, as a named fiduciary under the Aon Savings Plan, to the trustee of the ESOP Account of the Aon Savings Plan for all shares votable by the undersigned participant and held of record by such trustee, if any. The trustee for the plan will vote these shares as directed and subject to Part 4 of Title I of ERISA provided your voting instruction is received by 5:00 p.m. New York Time on June 12, 2015. If there are any shares for which instructions are not timely received, the trustee of the plan will cause all such shares to be voted in the same manner and proportion as the shares of the plan for which timely instructions have been received, unless to do so would be contrary to ERISA. All voting instructions for shares held of record by the plan shall be confidential. In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose seniority will be determined by the order in which the names appear in the register of shareholders of Aon plc in respect of the joint holding. You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote “FOR” the listed nominees in Proposal 1 and for Proposals 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11. . Proxy — Aon plc B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name appears hereon. Signature 1 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual General Meeting Admission Ticket Annual Meeting of the Shareholders of Aon plc June 17, 2015 Upon arrival, please present this admission ticket and photo identification at the registration desk.